As filed with the Securities and Exchange Commission on February 29, 2000

                                           Securities Act File No. 33-27352
                                   Investment Company Act File No. 811-5780

-----------------------------------------------------------------

                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C.  20549

                                                     FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X
                                                                     --

                  Pre-Effective Amendment No.


                  Post-Effective Amendment No.     29                X
                                               --- ==                --


REGISTRATION STATEMENT UNDER THE INVESTMENT
                  COMPANY ACT OF 1940                                 X
                                                                      --

                  Amendment No.  31
                                ---

                              ENDEAVOR SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                       2101 East Coast Highway, Suite 300
                        Corona del Mar, California 92625
                      ------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Are Code: (800) 854-8393
       ------------------------------------------------------------------

                           Vincent J. McGuinness, Jr.
                            -------------------------
                                    President
                              Endeavor Series Trust
      2101 East Coast Highway, Suite 300, Corona del Mar, California 92625
      --------------------------------------------------------------------
                     (Name and Address of Agent for Service)
                     ---------------------------------------

                                   Copies to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
              1025 Connecticut Avenue, N.W. Washington, D.C. 20036
             ------------------------------------------------------

It is proposed that this filing will become effective:


immediately  upon filing pursuant to paragraph (b) on  ____________  pursuant to
paragraph  (b)  X  60  days  after  filing  pursuant  to  paragraph   (a)(1)  on
____________ pursuant to paragraph (a)(1) 75 days after filing pursuant to paragraph (a)(2)
         on ____________ pursuant to paragraph (a)(2) of Rule 485
---
         This post-effective amendment designates a new effective date for a
---
         previously filed post-effective amendment.
-----------------------------------------


The Registrant has previously filed a declaration of indefinite registration of shares of beneficial interest of its Endeavor Money Market Portfolio, Endeavor Asset Allocation Portfolio, T. Rowe Price International Stock Portfolio, Endeavor Value Equity Portfolio, Dreyfus Small Cap Value Portfolio, Dreyfus U.S. Government Securities Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio, Endeavor Opportunity Value Portfolio, Endeavor Enhanced Index Portfolio, Endeavor Select 50 Portfolio (now known as the Endeavor Select Portfolio), Endeavor High Yield Portfolio and Endeavor Janus Growth Portfolio pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, (the "1940 Act"). Registrant's Rule 24f-2 Notice, on behalf of its Endeavor Money Market Portfolio, Endeavor Asset Allocation Portfolio, T. Rowe Price International Stock Portfolio, Endeavor Value Equity Portfolio, Dreyfus Small Cap Value Portfolio, Dreyfus U.S. Government Securities Portfolio,
T. Rowe Price Equity  Income  Portfolio,  T. Rowe Price Growth Stock  Portfolio,
Endeavor Opportunity Value Portfolio, Endeavor Enhanced Index Portfolio, Endeavor Select Portfolio , Endeavor High Yield Portfolio and Endeavor Janus Growth Portfolio for the fiscal year ended December 31, 1999 will be filed on or about March 31, 2000.

                                                   [FRONT COVER]





                                                     ENDEAVOR
                                                   Series Trust


                                          Endeavor Money Market Portfolio
                                    T. Rowe Price International Stock Portfolio
                                          Endeavor Value Equity Portfolio
                                       Endeavor Opportunity Value Portfolio
                                         Dreyfus Small Cap Value Portfolio
                                       T. Rowe Price Equity Income Portfolio
                                       T. Rowe Price Growth Stock Portfolio
                                         Endeavor Enhanced Index Portfolio
                                             Endeavor Select Portfolio
                                             =========================
                                      (formerly Endeavor Select 50 Portfolio)
                                      =========                             =
                                          Endeavor Janus Growth Portfolio
                                   Dreyfus U.S. Government Securities Portfolio
                                           Endeavor High Yield Portfolio
                                        Endeavor Asset Allocation Portfolio







                                                    Prospectus


                                                 May 1,      2000
                                                             ====



     Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




                                                 Table of Contents

INTRODUCTION......................................................................................................4
         Understanding the Trust..................................................................................4

THE PORTFOLIOS....................................................................................................7

Investment Summary................................................................................................7
         Investment Objectives, Investment Strategies, Risks and Past Performance for:


                  Endeavor Money Market Portfolio.................................................................9
                  T. Rowe Price International Stock Portfolio....................................................12
                  Endeavor Value Equity Portfolio................................................................16
                  Endeavor Opportunity Value Portfolio...........................................................20
                  Dreyfus Small Cap Value Portfolio..............................................................24
                  T. Rowe Price Equity Income Portfolio..........................................................27
                  T. Rowe Price Growth Stock Portfolio...........................................................30
                  Endeavor Enhanced Index Portfolio..............................................................33
                  Endeavor Select    Portfolio...................................................................37
                  Endeavor Janus Growth Portfolio................................................................42
                  Dreyfus U.S. Government Securities Portfolio...................................................44
                  Endeavor High Yield Portfolio..................................................................49
                  Endeavor Asset Allocation Portfolio............................................................52


Primary Risks of Investing in the Portfolios.....................................................................57

Additional Investment Strategies.................................................................................59

Management.......................................................................................................70
         The Manager.............................................................................................70
         The Investment Advisers.................................................................................71
         Brokerage Enhancement Plan..............................................................................79

Financial Highlights.............................................................................................81

YOUR INVESTMENT.................................................................................................114

         Shareholder Information................................................................................114
         Dividends, Distributions and Taxes.....................................................................114
         Sales and Purchases of Shares..........................................................................114

GLOSSARY OF INVESTMENT TERMS....................................................................................116

FOR MORE INFORMATION.....................................................................................Back Cover

INTRODUCTION

Understanding the Trust

Endeavor Series Trust (the "Trust") is an open-end management investment company that offers a selection of thirteen managed investment portfolios or mutual funds (the "Portfolios"). Each of these Portfolios has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio. Certain terms are defined in the Glossary of Investment Terms in the back of this Prospectus.

Investing Through a Variable Insurance Contract

         Each Portfolio currently sells its shares only to separate accounts of PFL Life Insurance Company and certain of its affiliates ("PFL") and, in the future, may sell its shares to qualified pension and profit sharing plans. PFL created the separate accounts to fund different insurance contracts ("Contracts") including:

          o variable life insurance policies (scheduled premium, flexible premium and single premium)

          o    variable annuity contracts


As a Contract owner, your premium payments are allocated to one or more of these Portfolios in accordance with your Contract.

[SIDE BAR:
 --------

         Please see the Contracts prospectus that accompanies this Prospectus for a detailed explanation of your Contract.]

Understanding The Portfolios

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks and past performance.

         As the following table indicates, each of the thirteen Portfolios of the Trust falls into one of five categories of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs.






Type of Fund                                 Portfolio

Money Market                                 Endeavor Money Market Portfolio
International Equity                         T. Rowe Price International Stock Portfolio
Domestic Equity                              Endeavor Value Equity Portfolio

                                             Endeavor Opportunity Value Portfolio
                                             Dreyfus Small Cap Value Portfolio
                                             T. Rowe Price Equity Income Portfolio
                                             T. Rowe Price Growth Stock Portfolio
                                             Endeavor Enhanced Index Portfolio
                                             Endeavor Janus Growth Portfolio

Global Equity                                Endeavor Select Portfolio

Fixed Income                                 Dreyfus U.S. Government Securities Portfolio
                                             Endeavor High Yield Portfolio
Balanced                                     Endeavor Asset Allocation Portfolio
(Equity and Fixed Income)


Description of Types of Funds:

Money Market Funds


     Money market funds try to maintain a share price of $1.00 while paying income to shareholders. Money market funds must follow strict rules as to the investment quality, maturity, diversification and other features of the securities they purchase and the average remaining maturity of the securities cannot be greater than 90 days.


Equity Funds

         Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term.

Fixed Income Funds

         Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks. These funds, other than those which invest substantially all of their assets in high yield, high risk securities, may also be a good choice if you are a fairly cautious investor.

Balanced Funds

         Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds do not tend to move in lockstep, balanced funds are able to use rewards from one type of investment to help offset the risks from another.

THE PORTFOLIOS

Investment Summary

Each Portfolio's summary discusses the following :

         o         Investment Objective

                  What is the Portfolio's investment goal?

         o         Principal Investment Strategy

                  How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

         o         Primary Risks

                  What are the specific risks of investing in the Portfolio?

         o         Past Performance

                  How well has the Portfolio performed over time?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.


Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. Shares of a Portfolio are not deposits or obligations of, or guaranteed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.



The Statement of Additional Information provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its investment adviser. For details about how to obtain a copy of the Statement of Additional Information and other reports and information, see the back cover of this Prospectus.

[SIDE BAR: Each Portfolio in this Prospectus is a mutual fund: a pooled investment that is professionally managed and that gives you the opportunity to participate in financial markets. Each Portfolio strives to reach its stated investment objective, which can be changed without shareholder approval. As with all mutual funds, there is no guarantee that a Portfolio will achieve its investment objective. You could lose money investing in a Portfolio, but you also have the potential to make money.]

A NOTE ON FEES

         As an investor in any of the Portfolios, you will incur various operating costs, including management expenses. You also will incur fees associated with the Contracts which you purchase. Detailed information about the cost of investing in a Portfolio is presented in the "Annuity Policy Fee Table" section of the accompanying prospectus for the Contracts through which Portfolio shares are offered to you.

[Left side:]
 ---------

                                          Endeavor Money Market Portfolio


[SIDE BAR:
 --------

         This Portfolio may be appropriate for you if you seek:

                 o         A conservative investment
                 o         Current income
                 o         Preservation of capital]

Investment Objective

         To provide current income, preservation of capital and liquidity through investment in short-term money market securities.

Principal Investment Strategy

         The Portfolio invests in the following types of high quality money market securities that present minimal credit risks:

         o U.S. government securities, including Treasuries and bonds and notes issued by government agencies or government-sponsored entities such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae")

          o    certificates   of  deposit,   bankers'   acceptances   and  other
               obligations issued or guaranteed by bank holding companies in the U.S. and their subsidiaries

          o U.S. dollar-denominated obligations ("Eurodollar obligations") of bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

          o commercial paper and other short-term obligations issued by U.S. and foreign corporations

        o         repurchase agreements

         The investment adviser focuses primarily on the interest rate environment in determining which securities to purchase for the Portfolio. Generally, if the investment adviser believes that interest rates will rise, the Portfolio will invest in securities with shorter maturities. If interest rates are believed to be falling, the Portfolio will invest in securities with longer maturities; however, the Portfolio will not acquire any security with a remaining maturity of more than 397 days.

[Right Side:]
 ----------

Primary Risks:
-------------

         The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 58, any of which could cause the Portfolio's return to decrease or could cause the Portfolio's yield to fluctuate:

         o         Interest rate risk
         o         Credit risk

         o         Foreign investment risk


         In addition, an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is still possible to lose money by investing in the Portfolio.

Past Performance:
----------------

         The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both tables assume reinvestment of dividends and distributions. Note that the results in each table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

         The bar chart below shows you the Portfolio's performance for each full calendar year since its inception (4/8/91) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                  Year-by-Year Total Return as of 12/31 of Each Year

2.90%      2.19%     3.41%     5.54%     4.91%      5.07%     4.96%     4.75%






92         93        94        95        96         97        98           99
                                                              ==           ==


      High Quarter:     2nd -             1995   + 1.53%

      Low Quarter:      1st -             1993   + 0.53%

         The table below sets forth the Portfolio's average annual compounded total returns for the 1-year period, 5-year period, and since inception through 12/31/99.


                  Average Annual Total Return as of

                  12/31/99
                  -------------------------------------
                                                        Since
                  1 Year             5 Year             Inception
                  ------             ------             ---------

                  4.75%              5.04%              4.30%


         For up-to-date yield information, please call 1-800-525-6205.

[SIDE BAR:
 --------

         Portfolio Management:

                 o         Morgan Stanley Asset Management
                           see page 72

                 o         For financial highlights see page 81]

[Left Side:]
 ---------

                                    T. Rowe Price International Stock Portfolio

[SIDE BAR:
 --------

         This Portfolio may be appropriate for you if you seek:

                  o To diversify your domestic stock portfolio by adding foreign investments and are comfortable with the risks accompanying these investments
                 o         Long-term growth of capital]

Investment Objective

     To provide long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.

Principal Investment Strategy

         The Portfolio's investment adviser expects to invest substantially all of the Portfolio's assets in established companies located outside the United States and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. The investment adviser may purchase the equity securities (primarily common stocks) of companies of any size, but the focus will typically be on large- and, to a lesser extent, medium-sized companies.

         The investment adviser employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The investment adviser seeks to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors, such as price/earnings and price/cash flow ratios. Valuation factors often influence the investment adviser's allocations among large- or mid-cap companies.

         While the investment adviser invests with an awareness of the global economic backdrop and its outlook for individual countries, bottom-up stock selection is the focus of decision-making. Country allocation is driven largely by stock selection, though investments may be limited in markets that appear to have poor overall prospects.


[SIDE BAR:
 --------

         When  investment  advisers  use  a  "bottom-up"  approach,   they  look
primarily at individual companies against the context of broader market or country factors.]

[SIDE BAR:
 --------

         Market capitalization is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.]

[Right Side:]
 ----------


Primary Risks:
-------------

         The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 58, any of which could cause the Portfolio's return or the price of its shares to decrease:


         o         Market risk
         o         Foreign investment risk
         o         Investment style risk
         o         Market capitalization risk


         In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Past Performance

         The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both tables assume reinvestment of dividends and distributions. Note that the results in each table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

         The bar chart below shows you the Portfolio's performance for each full calendar year since its inception (4/8/91) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                Year-by-Year Total Return as of 12/31 of Each Year

(3.61)%      18.48%       (5.67)%     10.37%      15.23%       2.54%       15.44%     32.35 %







92           93           94          95          96           97          98
                                                                           ==

                                                                                       99


          High Quarter:    4th - 1999    + 23.26%

          Low Quarter:     3rd - 1998    - 14.19%


     The table below compares the Portfolio's average annual compounded total returns for the 1-year period, 5-year period, and from inception through 12/31/99 with the MSCI EAFE Index, a widely recognized index measuring the broad market performance of equity securities throughout Europe, Australia and the Far East, and with the Lipper VA International Index, an equally weighted performance index of international funds underlying 30 variable annuities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



                  Average Annual Total Return as of          12/31/99
                                                             ========

                -------------------------------------

                                                                     Since
                                          1 Year         5 Year      Inception
                --------------------------------------


Portfolio                             32.35%        14.79%           9.78%

MSCI EAFE Index                       26.96%        12.83%           13.11%*

Lipper VA International               36.66%        14.12%           15.46%**

   Index


                           *        From 3/31/91
                           **       Since Index's inception on 12/31/91



[SIDE BAR:
 --------

         Portfolio Management

        o         Rowe Price-Fleming International, Inc.
                  see page 74

        o         For financial highlights see page 81]

[Left Side:]
 ---------


                                          Endeavor Value Equity Portfolio


[SIDE BAR:
 --------

         This Portfolio may be appropriate for you if you seek:

                 o         A relatively conservative equity investment
                 o         Long-term growth of capital]

Investment Objective

         To provide long-term capital growth through investment in securities of "large cap" companies that are believed by the investment adviser to be undervalued in the marketplace.

Principal Investment Strategy

         The Portfolio invests mainly in equity securities (at least 65% of its total assets under normal market conditions) of U.S. and foreign issuers that the investment adviser believes are undervalued in the marketplace. Most of the Portfolio's investments in equity securities will consist of common stock. Although there is no limit on foreign securities, the Portfolio's investment in foreign securities will normally not exceed 20% of its total assets.

[SIDE BAR:
 --------

         The  Portfolio  can also buy debt  securities  for  liquidity  and cash
management  purposes,   such  as  money  market  instruments.   Normally,   such
investments will not exceed approximately 20% of the Portfolio's total assets.]

         In selecting securities for purchase or sale by the Portfolio, the Portfolio's investment adviser uses a "value" approach to investing, and searches for securities of companies it believes to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential, and cash flows. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process involves the following techniques:

          o A bottom-up analytical approach using fundamental research to evaluate a company's characteristics, financial results and management

         o        Selection  of   securities   of   companies   believed  to  be
                  undervalued and having a high return on capital, strong management committed to shareholder value and positive cash flows

         o Ongoing monitoring of issuers for fundamental changes in the company that might alter the investment adviser's initial expectations about the security

[Right   Side:]
 ------------


Primary Risks:
-------------

         The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 58, any of which could cause the Portfolio's return or the price of its shares to decrease:


         o         Market risk
         o         Credit risk
         o         Interest rate risk
         o         Investment style risk
         o         Foreign investment risk
         o         Market capitalization risk



Past Performance:
----------------

         The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both tables assume reinvestment of dividends and distributions. Note that the results in each table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

         The bar chart below shows you the Portfolio's performance for each full calendar year since its inception (5/27/93) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

             Year-by-Year Total Return as of 12/31 of Each Year

4.09%        34.59%      23.84%       24.81%       7.56%        (3.06)%








94           95          96           97           98              99
                                                   ==              ==


      High Quarter:                   4th - 1998    +14.89%

     Low Quarter:                     3rd - 1998    -15.72%

         The table below compares the Portfolio's average annual compounded total returns for the 1-year period, 5-year period, and since inception through 12/31/99 with the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market, and with the Lipper VA Capital Appreciation Index, an equally weighted performance index of capital appreciation funds underlying 30 variable annuities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



                  Average Annual Total Return as of          12/31/99
                                                             ========

                -------------------------------------

                                                       Since
                       1 Year             5 Year       Inception
                       -------            ------       ---------
                  -------------------------------------


Portfolio              (3.06)%           16.74%         13.61%

S&P 500 Index          21.05%            28.54%         27.36%*

Lipper VA Capital

 Appreciation

 Index                 38.57%            24.77%         19.13%*




                                 * From 5/31/93


[SIDE BAR:
 --------

         Portfolio Management

        o         OpCap Advisors
                  see page 74

        o         For financial highlights see page 81]

[Left Side:]
 ---------


                                       Endeavor Opportunity Value Portfolio


[SIDE BAR:
 --------

         This Portfolio may be appropriate for you if you seek:

          o Growth of capital over the long term and are willing to assume the risk of short-term share price fluctuations]

Investment Objective

         To seek growth of capital.

Principal Investment Strategy

         The Portfolio can invest in a variety of equity and debt securities. Under normal conditions, the Portfolio normally invests mainly in equity securities, primarily common stocks, but also securities convertible into common stocks, of U.S. and foreign issuers that the Portfolio's investment adviser believes are undervalued in the marketplace. The Portfolio can invest in equity securities without limit. Although there is no limit on foreign securities, the Portfolio's investments in foreign securities will normally not exceed 35% of its total assets.

         The Portfolio does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore may invest in securities of small-, mid- and large-capitalization issuers. Normally, most of the Portfolio's equity investments will be in the securities of large-capitalization issuers. At times, the Portfolio may focus its equity investments in securities of one or more capitalization ranges, based upon the investment adviser's judgment of where are the best market opportunities to seek the Portfolio's objective.

         In selecting securities for purchase or sale by the Portfolio, the investment adviser uses a "value" approach to investing, and searches for securities of companies believed to be undervalued in the market place, in relation to factors such as a company's assets, earnings, growth potential, and cash flows. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process includes the following techniques:

          o A "bottom up" analytical approach using fundamental research to evaluate a company's characteristics, financial results and management

         o        Selection  of   securities   of   companies   believed  to  be
                  undervalued and having a high return on capital, strong management committed to shareholder value and positive cash flows

         o Ongoing monitoring of issuers for fundamental changes in the company that might alter the investment adviser's initial expectations about the security


         The investment adviser allocates the Portfolio's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. The Portfolio might hold stocks, bonds, and money market instruments in different combinations at different times. The investment adviser might buy bonds and other fixed income securities, instead of stocks, when it believes that:


        o         common stocks in general appear to be overvalued,

          o debt securities present meaningful capital growth opportunities relative to common stocks, or

          o pending investment in other securities with capital growth opportunities.


[SIDE BAR:
 --------

         Although current income is not an objective of the Portfolio, the Portfolio can invest up to 100% of its assets in bonds and other debt securities. Most of the Portfolio's investments in debt securities will be in money market obligations, securities issued or guaranteed by the U.S. government, federal agencies and government- sponsored entities, and short-term debt obligations of U.S. and foreign issuers.]

[Right Side:]
 ----------


Primary Risks:
-------------

         The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 58, any of which could cause the Portfolio's return or the price of its shares to decrease:

         o         Market risk
         o         Interest rate risk
         o         Credit risk
         o         Foreign investment risk

         o Investment style risk



Past Performance:
----------------

         The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both tables assume reinvestment of dividends and distributions. Note that the results in each table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

         The bar chart below shows you the Portfolio's performance for each full calendar year since its inception (11/18/96) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                            Year-by-Year Total Return as of 12/31 of Each Year

16.81%        5.18%       4.79%



97            98             99
              ==             ==


  High Quarter:                    4th - 1998  + 11.60%

  Low Quarter:                     3rd - 1998  -13.85%

         The table below compares the Portfolio's average annual compounded total returns for the 1-year period and since inception through 12/31/99 with the S&P 500 Index, a widely recognized index that measures the stock performance of 500 large-and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market, and with the Lipper VA Flexible Portfolio Index, an equally weighted performance index of flexible portfolio funds underlying 30 variable annuities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



                          Average Annual Total Return as of          12/31/99
                                                                     ========

                      -------------------------------------

                                                           Since
                                            1 Year         Inception
                            -------------------------------------


     Portfolio                              4.79%         8.65%

     S&P 500 Index                         21.03%         17.72%*


     Lipper VA Flexible

       Portfolio Index                      11.86%        13.84%*




                                 * From 11/30/96

[SIDE BAR:
 --------

         Portfolio Management

        o         OpCap Advisors
                  see page 74

        o         For financial highlights
                  see page 81]

[Left Side:]
 ---------


                                         Dreyfus Small Cap Value Portfolio


[SIDE BAR:
 --------

         This Portfolio may be appropriate for you if you seek:

                 o         Long-term growth of capital
                  o        A less conservative  investment with greater risk and
                           reward  potential  than  a  portfolio   investing  in
                           large-capitalization companies]

Investment Objective

         To seek capital growth by investing in companies with a median-capitalization of approximately $750 million, with at least 75% of the Portfolio's investments in companies with capitalizations between $150 million and $1.5 billion.

Principal Investment Strategy

         The Portfolio normally invests in "value" companies. The investment adviser uses its own research and computer models to identify by various measures those companies that appear to be underpriced, but have good prospects for capital growth and dividend growth.

         In selecting investments, the investment adviser generally favors companies with the following:

        o         relatively low price-to-book ratios
        o         low price-to-earnings ratios
        o         higher-than-average dividend payments in relation to price

         Because a company could remain undervalued for years, value investors search for factors that could trigger a rise in price, including new products or markets, opportunities for greater market share and more effective management.

         Most of the Portfolio's assets will be invested in equity securities, primarily common stocks of U.S. issuers. Normally, the Portfolio will not invest more than 20% of its total assets in foreign securities.

[Right side:]


Primary Risks:
-------------

         The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 58, any of which could cause the Portfolio's return or the price of its shares to decrease:


         o         Market risk
         o         Investment style risk
         o         Foreign investment risk
         o         Market capitalization risk



Past Performance

         The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both tables assume reinvestment of dividends and distributions. Note that the results in each table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

         The bar chart below shows you the Portfolio's performance for each full calendar year since its inception (5/4/93) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

            Year-by-Year Total Return as of 12/31 of Each Year

(1.79)%     14.05%     25.63%    25.56%     (2.18)%    29.39%




94          95         96        97         98            99
                                            ==            ==


       High Quarter:                   2nd - 1999     +31.03%

       Low Quarter:                    3rd - 1998     -27.73%



         The table below compares the Portfolio's average annual compounded total returns for the 1-year period, 5-year period, and since inception through 12/31/99 with the Russell 2000 Index, a widely recognized unmanaged index that measures small company stock performance, and with the Lipper VA Small-Cap Index, an equally weighted performance index of small cap funds underlying 30 variable annuities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



                  Average Annual Total Return as of          12/31/99
                                                             ========

                -------------------------------------

                                                          Since
                            1 Year          5 Year        Inception
                           --------         ------        ---------







Portfolio                   29.39%           17.88%        14.74%


Russell 2000 Index          21.26%           16.69%        14.66%*


Lipper VA Small-Cap

  Index                     43.03%           20.17%        16.57%*




                                 * From 4/30/93


[SIDE BAR:
 --------

         Portfolio Management:

                            o The Dreyfus Corporation
                           see page 75

                 o         For financial highlights
                           see page 81]

[Left side:]

                                       T. Rowe Price Equity Income Portfolio

[SIDE BAR:
 --------

         This Portfolio may be appropriate for you if you seek:

        o       A relatively conservative equity investment
        o       Substantial dividend income along with long-term capital growth]


Investment Objective

To provide substantial dividend income as well as long-term growth of capital by
primarily  investing  in  the  dividend-paying   common  stocks  of  established
companies.

Principal Investment Strategy

The Portfolio's investment adviser primarily invests in common stocks of well-established companies paying above-average dividends.

The investment adviser typically employs a "value" approach in selecting investments. The investment adviser's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, the investment adviser generally favors companies with the following:

o        an established operating history
o   above-average   dividend   yield  relative  to  the  S&P  500  Index  o  low
price-to-earnings ratio relative to the S&P 500 Index o a sound balance sheet and other positive financial characteristics

o low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

Most of the Portfolio's assets will be invested in U.S. common stocks. However, the Portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities, in keeping with its investment objective.

[Right side:]

Primary Risks:
-------------

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 58, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

         o         Market risk
         o         Foreign investment risk
         o         Market capitalization risk
         o         Investment style risk


     The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also decline in value when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.




Past Performance

         The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both tables assume the reinvestment of dividends and distributions. Note that the results in each table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

         The bar chart below shows you the Portfolio's performance for each full calendar year since its inception (1/3/95) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

             Year-by-Year Total Return as of 12/31 of Each Year

30.50%       19.88%       28.27%         8.81%          3.47%







95           96           97             98                99
                                         ==                ==

     High Quarter:   2nd - 1999     +13.35%

     Low Quarter:    3rd  -1999     - 8.64%

         The table below compares the Portfolio's average annual compounded total returns for the 1-year period, 5-year period and since inception through 12/31/99 with the S&P 500 Index, a widely recognized unmanaged index of stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market, and with the Lipper VA Equity Income Index, an index which measures the total returns earned by 10 variable annuities investing in equity income funds. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


                Average Annual Total Return as of   12/31/99



                                                                  Since
                                      1 Year        5 year        Inception



Portfolio                             3.47%         17.69%        17.73%




S&P 500 Index                         21.03%        28.53%        28.53%*

Lipper VA Equity Income Index          5.41%        N/A           15.20%**






                                 * From 12/31/94
                         **  Since Index's inception on 12/29/95


[SIDE BAR:
 --------

         Portfolio management:

        o         T. Rowe Price Associates, Inc.
                  see page 75

        o          For financial highlights
                  see page 81]

[Left Side:]
 ---------


                                       T. Rowe Price Growth Stock Portfolio


[SIDE BAR:
 --------

         This Portfolio may be appropriate for you if you seek:

                 o         A moderate risk investment
                 o         Long-term growth of capital]

Investment Objective

         To provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

Principal Investment Strategy

         The Portfolio invests primarily in the common stocks of a diversified group of growth companies. The investment adviser normally (but not always) seeks investments where dividends are expected to rise over time as earnings increase. The investment adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, the investment adviser believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

         Most of the Portfolio's assets will be invested in U.S. common stocks. The investment adviser may also invest in foreign securities (up to 30% of its total assets).

[Right side:]


Primary Risks:
-------------

         The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 58, any of which could cause the Portfolio's return or the price of its shares to decrease:

         o         Market risk
         o         Foreign investment risk

         o         Investment style risk
         o         Market capitalization risk


Past Performance

         The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both tables assume reinvestment of dividends and distributions. Note that the results in each table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

         The bar chart below shows you the Portfolio's performance for each full calendar year since its inception (1/3/95) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                     Year-by-Year Total Return as of 12/31 of Each Year

37.20%       20.77%      28.57%        28.67%      22.19%






95           96          97            98             99
                                       ==             ==


        High Quarter:                    4th - 1998   +23.37%

         Low Quarter:                    3rd - 1998   -11.13%



         The table below compares the Portfolio's average annual compounded total returns for the 1-year period, 5-year period and since inception through 12/31/99 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market, and with the Lipper VA Growth Index, an equally weighted performance index of growth funds underlying 30 variable annuities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.




                      Average Annual Total Return as of          12/31/99
                                                                 ========



                                                                   Since
                                1 Year            5 Year           Inception
                               --------           ======           ---------







Portfolio                        22.19%            27.33%                27.38%


S&P 500 Index                    21.03%            28.53%               28.53%*

Lipper VA Growth Index           25.78%            24.91%               24.91%*



                                 * From 12/31/94

[SIDE BAR:
 --------

         Portfolio Management

        o         T. Rowe Price Associates, Inc.
                  see page 75

        o         For financial highlights see page 81]

[Left Side:]
 ---------

                                         Endeavor Enhanced Index Portfolio


[SIDE BAR:
 --------

         This Portfolio may be appropriate for you if you seek:

                 o A slightly higher return than the S&P 500 Index with a comparable level of risk]


Investment Objective

         To earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.


Principal Investment Strategy

         The Portfolio invests primarily in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. Industry by industry, the Portfolio's weightings are similar to those of the S&P 500 Index. The Portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

[SIDE BAR:
 --------

The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.]

         Within each industry, the Portfolio's investment adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The investment adviser employs a three- step process in valuing stocks:


         o Research - The investment adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. The team of approximately 23 analysts with an average of over ten years of experience follows over 900 large- and medium-sized U.S. companies. The research goal is to provide insight into a company's real growth potential.

         o Valuation - The research findings allow the investment adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

         o Stock Selection - The Portfolio's investment adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the investment adviser buys approximately 300 stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the investment adviser often considers a number of other criteria, including:

    o         catalysts that could trigger a rise in a stock's price
    o         high potential reward compared to potential risk
    o         temporary mispricings caused by market overreactions

         The Portfolio invests at least 65% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the Portfolio's investment adviser will keep the Portfolio as fully invested as practicable in equity securities. The Portfolio may invest up to 35% of its assets in short-term fixed income instruments including:

    o         U.S. government securities
    o bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
    o commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
    o         repurchase agreements
    o short-term bonds and notes with remaining maturities of 13 months or less

[Right Side:]
 ----------


Primary Risks:
-------------

         The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 58, any of which could cause the Portfolio's return or the price of its shares to decrease:


                  o         Market risk
                  o         Market capitalization risk
                  o         Investment style risk
                  o         Interest rate risk
                  o         Credit risk




Past Performance:
----------------

         The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both tables assume reinvestment of dividends and distributions. Note that the results in each table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


         The bar chart below shows you the Portfolio's performance for each full calendar year since its inception (5/2/97) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                   Year-by-Year Total Return as of 12/31 of Each Year


31.39%     18.16%




98            99
==            ==


     High Quarter:             4th - 1998   + 22.37%

Low Quarter:                   3rd - 1998    - 9.63%

         The table below compares the Portfolio's average annual compounded total returns for the 1-year period and since inception through 12/31/99 with the S&P 500 Index and with the Lipper VA Growth & Income Index, an equally weighted performance index of growth and income funds underlying 10 variable annuities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



                  Average Annual Total Return as of          12/31/99
                                                             ========



                                          Since
                               1 Year     Inception



Portfolio                        18.16%   27.39%


S&P 500 Index                    21.03%   27.36%*


Lipper VA Growth &

   Income Index                  11.61%   18.12%*




                         *  From 4/30/97

[SIDE BAR:
 --------

         Portfolio management:

        o         J.P. Morgan Investment Management Inc.
                  see page 76

        o         For financial highlights see page 81]

[Left Side:]
 ---------

                                             Endeavor Select Portfolio
                                             =========================
                                      (formerly Endeavor Select 50 Portfolio)
                                      =========

[SIDE BAR:
 --------

         This Portfolio may be appropriate for you if you seek:


     o Long-term growth of capital through concentrated investments utilizing three different investment styles




Investment Objective


         To provide long-term capital growth by investing in at least 60 different equity securities of companies of all sizes throughout the world.


Principal Investment Strategy


         Three of the investment adviser's portfolio management teams each typically selects between 20 and 30, but never less than 20, equity securities, primarily common stocks, that they believe may offer the greatest capital growth potential from their respective areas of expertise or disciplines. The result is a concentrated portfolio of at least 60 equity securities that is allocated approximately equally among the investment adviser's three equity disciplines and is well diversified with typically 33% allotted to U.S. securities of all capitalization ranges and 67% allotted to foreign securities. The three investment disciplines currently are:


[SIDE BAR:
 --------

The Portfolio may at times invest up to 15% of its total assets in illiquid securities.]

         o         U.S. Growth Equity


                  The Portfolio selects companies of any size, but will invest at least 65% of its total assets in those companies whose shares have a total market capitalization of at least $1 billion. The team's strategy is to identify well-managed U.S. companies whose share prices appear to be undervalued relative to the firms' growth potential. All prospective holdings are subject to the following three steps of the investment process:


          o         Identify companies with improving business fundamentals

         o Conduct in-depth analysis of each company's current business and future prospects

        o Analyze each company's price to determine whether its growth prospects have been discovered by the market





         o         International Equity


                  Under normal conditions, the team invests in the common stocks of companies outside the United States and will invest at least 65% of its assets in those companies whose shares have a total market capitalization of more than $1 billion. Currently investments are concentrated in the stock markets of western Europe, particularly the United Kingdom, France, Germany, Italy and the Netherlands, as well as developed markets in Asia, such as Japan and Hong Kong. Investments typically are made in at least three countries outside the United States with no more than 40% of its assets (or twice the benchmark index weightings used by the team, whichever is greater) in any one country. The investment adviser currently expects that only those investments in Japan could exceed that 40% limit.


                  The team seeks well-managed companies that it believes will be able to increase their sales and corporate earnings on a sustained basis. In addition, the team purchases shares of companies that they consider to be under- or reasonably valued relative to their long-term prospects. The team favors companies that it believes have a competitive advantage, offer innovative products or services, and may profit from such trends as deregulation and privatization. On a strategic basis, investments may be allocated among countries in an attempt to take advantage of market trends.


         o         Emerging Markets

                  Seeks long-term capital growth by investing in common stocks of companies based in emerging market countries. The team currently considers the following to be emerging market countries but may invest in others in the future:

      -        Latin America (Argentina, Brazil, Chile, Columbia, Costa

               Rica, Jamaica, Mexico, Peru, Trinidad and Tobago,


               Uruguay and Venezuala)

      -        Asia (Bangladesh,
                China/Hong Kong, India, Indonesia, South
               Korea, Malaysia, Pakistan, the Phillipines, Singapore, Taiwan, Thailand and Vietnam)
                            -            Europe (Czech Republic, Greece,
                                          Hungary, Kazakhstan,

                                         Poland, Portugal, Romania, Russia,
                                         Slovakia, Slovenia, Turkey and
                                                   Ukraine)

      -        The Middle East (Israel  and Jordan)

      -        Africa (Egypt, Ghana, Ivory Coast, Kenya, Morocco,

               Nigeria, South Africa, Tunisia  and Zimbabwe)


                  No more than 50% of the total assets allocated to the team may be invested in one country.


                  The team's strategy combines computer-based screening techniques and in-depth financial review and on-site analysis of companies, countries and regions to identify potential investments. The Portfolio allocates its assets among emerging countries with stable or improving macro economic environments and invests in companies within those countries that the team believes have high capital appreciation potential without excessive risk.

[SIDE BAR:
 --------

         In an attempt to protect the Portfolio against unfavorable changes in the value of the U.S. dollar versus foreign currencies, the Portfolio may also invest in foreign currency transactions, particularly in foreign currency forward contracts. It may also purchase or sell foreign currency on a spot basis to facilitate trades.

[Right side:]
 ----------

Primary Risks

         The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 58, any of which could cause the Portfolio's return or the price of its shares to decrease:

                  o         Market risk
                            o Foreign investment risk


         The U.S. Growth Equity team's focus on growth stocks may expose shareholders to investment style risk. To the extent that the International Equity team invests in Japanese securities, shareholders may be exposed to special risks. The Portfolio's share value may be more volatile than that of mutual funds not sharing this geographic concentration. The value of the Portfolio's shares may vary dramatically in response to political and economic factors affecting companies in Japan.


The decline in the Japanese securities market since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States, even after that market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.


         The Emerging Market team's investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Past Performance:
----------------


         The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both tables assume reinvestment of dividends and distributions. Note that the results in each table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a predictor of future returns.


         Prior to May 1, 2000, the Portfolio's assets were divided among five investment disciplines which included the three investment disciplines discussed above as well as the equity income and U.S. small capitalization companies disciplines. Each respective portfolio management team selected approximately 10 equity securities for a concentrated portfolio of at least 50 equity securities. Beginning on May 1, 2000, two of the Portfolio's investment disciplines were eliminated and the Portfolio's assets were allocated among the three investment disciplines discussed above.

The bar chart below shows you the Portfolio's performance for the full calendar year since its inception (2/03/98). The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.




                    Total Return as of 12/31

                   47.84%






                    99


                    High Quarter:  4th - 1999  +31.01%

                    Low Quarter:   3rd - 1998  -17.92%




The table below compares the Portfolio's average annual compounded total returns for the 1-year period and since inception through 12/31/99 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market, with a blended index which weights the different types of equity investments, and with the Lipper VA Global Index, an equally weighted performance index of global funds underlying 10 variable annuities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

                  Average Annual Total Return as of 12/31/99


                                                                   Since
                                                  1 Year           Inception
                 ----------------------------------------------

Portfolio                                         47.84%          26.90%

S&P 500 Index                                     21.03%          25.20%*

Blended  Index (40% S%P 500 Index,  % %* 20% Russell  2000 Index,  20% MSCI EAFE
Index, 20% MSCI EMF Index)                        34.52%           19.77%

Lipper VA Global Index                            37.60%           26.09%*


                           *from  1/31/98


[SIDE BAR:
 --------

         Portfolio Management

        o         Montgomery Asset Management, LLC
                  see page 76

        o         For financial highlights see page 81]

[Left Side:]
 ---------

                                          Endeavor Janus Growth Portfolio

[SIDE BAR:
 --------

         This Portfolio may be appropriate for you if you seek:

     o Long-term growth of capital and are willing to accept the risk of potential sizeable stock market volatility]

Investment Objective:
--------------------

         To seek long-term growth of capital.

Principal Investment Strategy:
-----------------------------

         The Portfolio invests substantially all of its assets in common stocks selected for their growth potential. The Portfolio invests in industries and companies that the investment adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The investment adviser's analysis and selection process focuses on stocks issued by companies with earnings growth potential, especially those that may not be recognized by the market. The Portfolio may also invest up to 25% of its total assets in foreign securities including foreign debt securities.

         The investment adviser applies a bottom-up approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. Securities are selected solely for their growth potential. Investment income and dividend payments are not a factor. If the investment adviser is unable to find sufficient investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

[SIDE BAR:
 --------

         In an attempt to protect the Portfolio against unfavorable changes in the value of the U.S. dollar versus foreign currencies, the Portfolio may also engage in foreign currency transactions, particularly in foreign currency forward contracts. It may also purchase or sell foreign currency on a spot basis to facilitate trades.]

[Right Side:]

Primary Risks:
-------------

         The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 58, any of which could cause the Portfolio's return or the price of its shares to decrease:


         o         Market risk
         o         Investment style risk
         o         Foreign investment risk

Past Performance:
----------------


         The Portfolio commenced operations on May 1, 1999. As a result, it does not have a significant operating history. For performance information for the period ended December 31, 1999, see "Financial Highlights" and the Statement of Additional Information.



[SIDE BAR:
 --------

         Portfolio Management

        o         Janus Capital Corporation
                  See page 77]

[Left Side:]
 ---------


                            Dreyfus U.S. Government Securities Portfolio


[SIDE BAR:
 --------

                  This Portfolio may be appropriate for you if you seek:

                 o         A conservative investment
                 o Long-term total return from dividend and capital growth of primarily U.S. government securities]


Investment Objective:
--------------------

         To provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 75% of its assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

Principal Investment Strategy:
-----------------------------

     The Portfolio invests under normal circumstances at least 75% of its assets in U.S. government securities. These securities include:

         o         U.S. Treasury obligations

     o obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

     o mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

     o collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

 The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

         The Portfolio may invest the remaining portion of its assets in:

        o         investment grade corporate bonds

        o         short-term corporate debt securities

         o non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

         o high yield debt securities (up to 25% of the Portfolio's total assets) so long as they are consistent with the Portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

        o          high quality money-market securities

         o debt securities (up to 25% of its total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

     o U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 25% of the Portfolio's total assets)

        o         zero-coupon bonds

         The Portfolio invests in debt obligations that the investment adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the investment adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

         The Portfolio's investment adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the Portfolio's investments against adverse changes in interest rates. The Portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis. The risks involved in these transactions are described in "Additional Investment Strategies."

[Right side:]

Primary Risks:
-------------

         The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 58, any of which could cause the Portfolio's return on the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

o         Interest rate risk
o         Credit risk
o        High yield debt security risk
o         Foreign investment risk

         Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

         Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

         If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short-or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

         Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Past Performance:
----------------

         The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both tables assume reinvestment of dividends and distributions. Note that the results in each table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

         The bar chart below shows you the Portfolio's performance for each full calendar year since its inception (5/13/94) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

          Year-by-Year Total Return as of 12/31 of Each Year


15.64%      1.81%     9.15%     7.38%      (0.87)%




95          96        97        98            99
                                ==            ==

  High Quarter:     2nd -      1995  +5.52%

  Low Quarter:      1st -      1996  -2.63%


         The table below compares the Portfolio's average annual compounded total returns for the 1-year period, 5-year period and since inception through 12/31/99 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index that measures the market performance of government and government agency debt securities, corporate securities, asset-backed securities, and mortgage-backed securities, and with the Lipper VA General U.S. Government Index, an equally weighted performance index of U.S. Government funds underlying 30 variable annuities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



                   Average Annual Total Return as of 12/31/99
                                     1 Year       5 Year     Since Inception






Portfolio                         (0.87%)          6.46%        5.64%
Lehman Brothers Aggregate          0.82%           7.73%*       6.93%
   Bond Index

Lipper VA General U.S. Government  (2.80)%         5.72%*       4.93%
Index




                  *  From 4/30/94

[SIDE BAR:
 --------

Portfolio Management:

o        The Dreyfus Corporation
         see page 75

o        For financial highlights
         see page 81]

[Left Side:]
 ---------
                                           Endeavor High Yield Portfolio


[SIDE BAR:
 --------

         This Portfolio may be appropriate for you if you seek:

     o High current income and are willing to assume the risks of investing in junk bonds]

Investment Objective

         To provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

Principal Investment Strategy

         The Portfolio invests, under normal market conditions, at least 80% of its total assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the Portfolio generally are lower rated bonds. These bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by the investment adviser to be comparable to lower rated bonds. In analyzing debt securities, the investment adviser may purchase securities of any maturity.

[SIDE BAR:
 --------

         While the Portfolio focuses its investments on long- and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed income securities including:

        o  zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
        o  mortgage-backed securities
        o  collateralized mortgage obligations
        o  convertible securities
        o non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
        o  participations in bank loans to corporate borrowers
        o  U.S. government securities including U.S. Treasury obligations
        o  Brady bonds
        o  commercial paper and other short-term corporate obligations
        o  Eurodollar obligations
        o  variable amount master demand notes and variable rate notes]

The Portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The Portfolio may invest in foreign securities of issuers located in emerging markets (up to 5% of net assets). The Portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.


         In selecting fixed income investments for the Portfolio, the investment adviser considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed income oriented funds (including the Portfolio) as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the investment adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

[Right side:]

Primary Risks

         The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 58, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

                  o         Interest rate risk
                  o         Credit risk
                 o         High yield debt security risk
                            o Foreign investment risk

         In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Past Performance


         The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both tables assume reinvestment of dividends and distributions. Note that the results in each table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.



         The bar chart below shows you the Portfolio's performance for the full calendar year since its inception (6/01/98). The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                                          Total Return as of 12/31

                         5.82



                          99

                    High Quarter:  1st - 1999    + 4.29%
                    Low Quarter:   3rd - 1999    - 0.47%

         The table below compares the Portfolio's average annual compounded total returns for the 1-year period and since inception through 12/31/99 with the Lehman Brothers High Yield Index, which is an index composed of high current yield bonds, and with the Lipper VA High Current Yield Index, an equally weighted performance index of high current yield funds underlying 30 variable annuities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.



                     Average Annual Total Return as of 12/31/99
                                     1 Year            Since Inception
                                     ---------------------------
Portfolio                                5.82%              1.60%
=========                            =========         ==========
Lehman Brothers High Yield               2.39%              0.11%*
==========================           =========         ==========
Index
=====
Lipper VA High Current Yield             2.45%             (1.75)%*
=================================    =========           ==========
Index
=====


                  *  From 5/31/98





[SIDE BAR:
 --------

         Portfolio Management

        o Massachusetts Financial Services Company see page 76

        o         For financial highlights
                  see page 81]

[Left Side:]
 ---------


                                        Endeavor Asset Allocation Portfolio


[SIDE BAR:
 --------

         This Portfolio may be appropriate for you if you seek:

                 o         A relatively conservative investment
                 o Long-term growth of capital with reduced market volatility through asset allocation]

Investment Objective

         To provide high total return through a managed asset allocation portfolio of equity, fixed income and money market securities.

Principal Investment Strategy

         The Portfolio is made up of three asset classes:

Equity - The Portfolio's investment adviser seeks to maximize long-term capital appreciation of the equity portion of the Portfolio by investing primarily in equity securities of large U.S. companies that exhibit strong or accelerating earnings growth. The universe of eligible companies generally includes those with market capitalizations of $1 billion or more. The investment adviser emphasizes individual security selection and may focus this portion of the Portfolio's holdings within the limits permissible for a diversified fund.

     In selecting securities for the equity portion of the Portfolio, the Portfolio's investment adviser continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, the investment adviser closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


         Fixed income - The following instruments make up the fixed income portion of the Portfolio:

        o         U.S. government securities

     o collateralized mortgage obligations ("CMOs") that are issued or guaranteed by the U.S. government, its agencies or government-sponsored entities or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or entity

     o CMOs that are not guaranteed by the U.S. government, its agencies or government-sponsored entities

     o    high  grade  corporate  and  mortgage-backed   bonds  with  maturities
          typically ranging from two to thirty years

     o short-term bonds and notes with remaining maturities of 13 months or less.

     o mortgage-backed securities, including GNMA certificates, and mortgage-backed bonds


        o         zero-coupon bonds

[SIDE BAR:
 --------

         The Portfolio may also invest in repurchase agreements, depositary receipts, forward commitments and may purchase and sell interest rate futures and options and futures on stock indices.]


     The dollar-weighted average maturity of such investments will generally range from three to ten years and the securities will, at time of purchase, have ratings within the four highest rating categories established by a nationally recognized rating agency, or if not rated, be of comparable quality as determined by the Portfolio's investment adviser. Although there is no minimum or maximum maturity for any individual security in the fixed income portion of the Portfolio, the Portfolio's investment adviser actively manages the interest rate risk of this portion within a range relative to the benchmark.

     The Portfolio's investment adviser relies upon value measures to guide its decisions regarding sector and security selection for the fixed income portion of the Portfolio, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The investment adviser also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk and prepayment risk.
The investment adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.


         Cash - This portion of the Portfolio is invested in high quality money market securities including U.S. government securities.

         The Portfolio's investment adviser determines the appropriate weighting of each asset class and adjusts it periodically. There are no limits on the amount of investments in each asset class. In making adjustments to the asset allocation, the Portfolio's investment adviser uses its asset allocation model and integrates its view of the expected returns for each asset class, and factors in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions.

[Right Side:]
 ----------


Primary Risks:
-------------

         The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 58, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


         o         Market risk
         o         Interest rate risk
         o         Credit risk
         o         Market capitalization risk
         o         Investment style risk


         Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

         Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

         If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short-or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

Past Performance:
----------------

         The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both tables assume reinvestment of dividends and distributions. Note that the results in each table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

         The bar chart below shows you the Portfolio's performance for each full calendar year since its inception (4/8/91) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.


                           Year-by-Year Total Return as of 12/31 of Each Year

9.01%       16.79%     (5.28)%     22.91%      17.82%      20.14%      18.39%     26.39%








92          93         94          95          96          97          98            99
                                                                       ==            ==


                   High Quarter:     4th - 1999     +15.66%

                   Low Quarter:      3rd - 1998     - 9.59%


         The table below compares the Portfolio's average annual compounded total returns for the 1-year period, 5-year period, and since inception through 12/31/99 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market, a blended index which weights the different asset classes, and with the Lipper VA Flexible Portfolio Index, an equally weighted performance index of flexible portfolio funds underlying 30 variable annuities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.





                  Average Annual Total Return as of          12/31/99




                                                                                     Since
                                                    1 Year          5 Year           Inception




Portfolio                                          26.39%           21.09%            15.68%

S&P 500 Index                                      21.03%           28.54%            19.62%*



Blended Index (65%
  S&P 500 Index, 30%
  Lehman Brothers Aggregate
  Bond Index, 5% 90 day

  T-Bills)                                           8.32%          13.80%            15.22%*

Lipper VA Flexible
   Portfolio Index                                  11.86%          16.41%            12.07%*




                                 * From 3/31/91

[SIDE BAR:
 --------

         Portfolio Management

                 o         Morgan Stanley Asset Management
                           see page 72

                 o         For  financial highlights see page 81]

Primary Risks of Investing in the Portfolios

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio.

Market Risk


A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's investment adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the investment adviser overweights fixed income markets or industries where there are significant declines.



Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.



Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

[SIDE BAR:
 --------

         A fixed income security's term to maturity is the time until a fixed income security provides its final payment.]

Credit Risk

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis.

High Yield Debt Security Risk

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's investment adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

Foreign Investment Risk

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          o Foreign markets may be less liquid and more volatile than U.S. markets.

     o Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

         o Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

         Market Capitalization Risk

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.



          Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.


Additional Investment Strategies

     In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. These strategies and techniques may involve risks. Although a Portfolio that is not identified below in connection with a particular strategy or technique generally has the ability to engage in such a transaction, its investment adviser currently intends to invest little, if any, of the Portfolio's assets in that strategy or technique. (Please note that some of these strategies may be a principal investment strategy for a particular Portfolio and consequently are also described in that Portfolio's Investment Summary.)

For a description of each of these investment techniques and strategies, please refer to the Glossary of Investment Terms on page 112.



INVESTMENT
STRATEGY                                        PORTFOLIO                 RISKS
-----------                                     ---------                 -----

Foreign Debt                     T. Rowe Price International              Foreign debt securities may be
Securities                          Stock                                 subject to foreign investment
                                 T. Rowe Price Growth                     risk, credit risk, and interest
                                    Stock                                 rate risk.  Securities in
                                 Endeavor Janus Growth                    developing countries are also
                                 Endeavor High Yield                      subject to the additional risks
                                                                          associated with emerging
                                                                          markets.
U.S. Government                  All Portfolios                           U.S. government securities are
Securities                                                                subject to interest rate risk.
                                                                          Credit risk is remote.


                                                                            -67-





Derivatives                      Options                                  Derivatives may be used to
                                 -------
                                                                          hedge against an opposite
                                 Endeavor Opportunity                     position that a Portfolio holds.
                                    Value                                 Any loss generated by the

                                 Endeavor Select                          derivatives should be offset by
                                 Dreyfus U.S. Government                  gains in the hedged

                                    Securities                            investment.  While hedging can


                                 Endeavor Asset Allocation                reduce or eliminate losses, it
                                 Futures                                  can also reduce or eliminate
                                 -------
                                                                          gains or result in losses or
                                 T. Rowe Price International              missed opportunities.  In
                                    Stock                                 addition, derivatives that are
                                 Endeavor Opportunity                     used for hedging the Portfolio
                                    Value                                 in specific securities may not
                                 T. Rowe Price Equity                     fully offset the underlying
                                    Income                                positions.  The counterparty to
                                 T. Rowe Price Growth                     a derivatives contract also
                                    Stock                                 could default.  Derivatives that

                                 Endeavor Select                          involve leverage could magnify
                                 Endeavor Janus Growth                    losses.
                                 Dreyfus U.S. Government

                                    Securities                            Derivatives may also be used



                                 Endeavor High Yield
                                 Endeavor Asset Allocation                to maintain a Portfolio's

                                                                          exposure
                                                                          to the
                                                                          market,
                                                                          manage
                                                                          cash
                                                                          flows
                                                                          or  to
                                                                          attempt
                                                                          to
                                                                          increase
                                                                          income.
                                                                          Using
                                                                          derivatives
                                                                          for
                                                                          purposes
                                                                          other
                                                                          than
                                                                          hedging
                                                                          is
                                                                          speculative
                                                                          and
                                                                          involves
                                                                          greater
                                                                          risks.
                                                                          In
                                                                          many
                                                                          foreign
                                                                          countries,
                                                                          futures
                                                                          and
                                                                          options
                                                                          markets
                                                                          do not
                                                                          exist
                                                                          or are
                                                                          not
                                                                          sufficiently
                                                                          developed
                                                                          to  be
                                                                          effectively
                                                                          used
                                                                          by   a
                                                                          Portfolio
                                                                          that
                                                                          invests
                                                                          in
                                                                          foreign
                                                                          securities.


                                                                            -68-





High Quality Short-              All Portfolios      These  instruments  are
term Debt                                            subject  to credit risk and
                                                     interest rate Obligations risk.
including Bankers'
Acceptances,
Commercial Paper,
Certificates of
Deposit and
Eurodollar
Obligations issued
or guaranteed by
Bank Holding
Companies in the
U.S., their
Subsidiaries and
Foreign Branches
or of the World
Bank; Variable
Amount Master
Demand Notes and
Variable Rate Notes
issued by U.S. and
Foreign
Corporations; and
Short-term
Corporate Bonds


                                                                            -69-





Foreign Currency                 T. Rowe Price International              Foreign currency exchange
Transactions                        Stock                                 rates may fluctuate significantly
                                 T. Rowe Price Growth                     over short periods of time.   A
                                    Stock                                 forward foreign currency

                                 Endeavor Select                          exchange contract reduces the
                                 Endeavor Janus Growth                    Portfolio's exposure to changes
                                 Endeavor High Yield                      in the value of the currency it

                                                                          will
                                                                          deliver
                                                                          and
                                                                          increases
                                                                          its
                                                                          exposure
                                                                          to
                                                                          changes
                                                                          in the
                                                                          value
                                                                          of the
                                                                          currency
                                                                          it
                                                                          will
                                                                          exchange
                                                                          into.
                                                                          Contracts
                                                                          to
                                                                          sell
                                                                          foreign
                                                                          currency
                                                                          will
                                                                          limit
                                                                          any
                                                                          potential
                                                                          gain
                                                                          which
                                                                          might
                                                                          be
                                                                          realized
                                                                          by the
                                                                          Portfolio
                                                                          if the
                                                                          value
                                                                          of the
                                                                          hedged
                                                                          currency
                                                                          increases.
                                                                          In the
                                                                          case
                                                                          of
                                                                          forward
                                                                          contracts
                                                                          entered
                                                                          into
                                                                          for
                                                                          the
                                                                          purpose
                                                                          of
                                                                          increasing
                                                                          return,
                                                                          the
                                                                          Portfolio
                                                                          may
                                                                          sustain
                                                                          losses
                                                                          which
                                                                          will
                                                                          reduce
                                                                          its
                                                                          gross
                                                                          income.
                                                                          Forward
                                                                          foreign
                                                                          currency
                                                                          exchange
                                                                          contracts
                                                                          also
                                                                          involve
                                                                          the
                                                                          risk
                                                                          that
                                                                          the
                                                                          party
                                                                          with
                                                                          which
                                                                          the
                                                                          Portfolio
                                                                          enters
                                                                          the
                                                                          contract
                                                                          may
                                                                          fail
                                                                          to
                                                                          perform
                                                                          its
                                                                          obligations
                                                                          to the
                                                                          Portfolio.
Preferred Stocks                 Endeavor Opportunity                     Preferred stocks are subject to
                                    Value                                 market risk.  In addition,
                                 T. Rowe Price Equity                     because preferred stocks pay
                                    Income                                fixed dividends, an increase in
                                 T. Rowe Price Growth                     interest rates may cause the
                                    Stock                                 price of a preferred stock to

                                 Endeavor Select                          fall.
                                 Endeavor Janus Growth
                                 Dreyfus U.S. Government

                                    Securities
                                 Endeavor Asset Allocation


                                                                            -70-





Collateralized                   Endeavor Opportunity                     CMOs carry general fixed
Mortgage                            Value                                 income securities risks, such
Obligations (CMOs)               Dreyfus U.S. Government                  as credit risk and interest rate
                                    Securities                            risk, and risks associated with
                                 Endeavor High Yield                      mortgage-backed securities.
                                 Endeavor Asset Allocation
                                                                          These
                                                                          securities
                                                                          also
                                                                          involve
                                                                          prepayment
                                                                          risk
                                                                          which
                                                                          is the
                                                                          risk
                                                                          that
                                                                          the
                                                                          underlying
                                                                          mortgages
                                                                          or
                                                                          other
                                                                          debt
                                                                          may be
                                                                          refinanced
                                                                          or
                                                                          paid
                                                                          off
                                                                          prior
                                                                          to
                                                                          their
                                                                          maturities
                                                                          during
                                                                          periods
                                                                          of
                                                                          declining
                                                                          interest
                                                                          rates.
                                                                          In
                                                                          that
                                                                          case,
                                                                          an
                                                                          investment
                                                                          adviser
                                                                          may
                                                                          have
                                                                          to
                                                                          reinvest
                                                                          the
                                                                          proceeds
                                                                          from
                                                                          the
                                                                          securities
                                                                          at   a
                                                                          lower
                                                                          rate.
                                                                          Potential
                                                                          market
                                                                          gains
                                                                          on   a
                                                                          security
                                                                          subject
                                                                          to
                                                                          prepayment
                                                                          risk
                                                                          may be
                                                                          more
                                                                          limited
                                                                          than
                                                                          potential
                                                                          market
                                                                          gains
                                                                          on   a
                                                                          comparable
                                                                          security
                                                                          that
                                                                          is not
                                                                          subject
                                                                          to
                                                                          prepayment
                                                                          risk.
Convertible                      Endeavor Opportunity                     Traditionally, convertible
Securities                          Value                                 securities have paid dividends
                                 Dreyfus Small Cap Value                  or interest rates higher than
                                 T. Rowe Price Equity                     common stocks but lower than
                                    Income                                nonconvertible securities.
                                 T. Rowe Price Growth                     They generally participate in

                                    Stock                                 the appreciation or
                                 Endeavor Enhanced Index                  depreciation of the underlying
                                 Endeavor Select                          stock into which they are
                                 Endeavor Janus Growth                    convertible, but to a lesser
                                 Dreyfus U.S. Government                  degree.  These securities are

                                    Securities                            also subject to market risk and
                                 Endeavor High Yield                      credit risk.
                                 Endeavor Asset Allocation


                                                                            -71-





Rights and                       T. Rowe Price International              These investments carry the
Warrants                            Stock                                 risk that they may be worthless
                                 T. Rowe Price Equity                     to the Portfolio at the time it
                                    Income                                may exercise its rights, due to
                                 T. Rowe Price Growth                     the fact that the underlying
                                    Stock                                 securities have a market value
                                 Endeavor Enhanced Index                  less than the exercise price of

                                 Endeavor Select                          the right or warrant.

                                 Endeavor Janus Growth
                                 Endeavor High Yield
                                 Endeavor Asset Allocation

Mortgage-backed                  Endeavor Opportunity                     These securities carry general
Securities,                         Value                                 fixed income security risks,
including GNMA                   Dreyfus U.S. Government                  such as credit risk and interest
Certificates,                       Securities                            rate risk, and risks associated
Mortgage-backed                  Endeavor High Yield                      with mortgage-backed
Bonds                            Endeavor Asset Allocation                securities.  These securities
                                                                          also carry prepayment risk, as
                                                                          described under CMOs, above.
Non-mortgage                     Dreyfus U.S. Government                  The value of some asset-
Asset-backed                        Securities                            backed securities may be
Securities                       Endeavor High Yield                      particularly sensitive to
                                 Endeavor Asset Allocation                changes in prevailing interest
                                                                          rates, and like other fixed
                                                                          income investments, the ability
                                                                          of the Portfolio to successfully
                                                                          use these instruments may
                                                                          depend in part upon the ability
                                                                          of an investment adviser to
                                                                          forecast interest rates and
                                                                          other economic factors
                                                                          correctly.
Interest Rate                    Dreyfus U.S. Government                  There is the risk that the
Transactions                        Securities                            investment adviser may
                                 Endeavor High Yield                      incorrectly predict the direction
                                 Endeavor Asset Allocation                of interest rates resulting in
                                                                          losses to the Portfolio.


                                                                            -72-





Depositary                       T. Rowe Price International              These instruments are subject
Receipts                            Stock                                 to market risk and foreign
                                 T. Rowe Price Equity                     investment risk.
                                    Income
                                 T. Rowe Price Growth
                                      Stock

                                 Endeavor Enhanced Index
                                 Endeavor Select
                                 Endeavor Janus Growth
                                 Endeavor Asset Allocation
Illiquid Securities              Endeavor Enhanced Index                  The Portfolio could have
                                 Endeavor Select                          difficulty valuing these holdings
                                 Endeavor Janus Growth                    precisely or could be unable to
                                 Dreyfus U.S. Government                  sell those holdings at the time

                                    Securities                            or price it desires.
                                 Endeavor High Yield
                                 Endeavor Asset Allocation

Dollar Roll                      Dreyfus U.S. Government                  If the broker-dealer to whom
Transactions                        Securities                            the Portfolio sells the security

                                                                          becomes
                                                                          insolvent,
                                                                          the
                                                                          Portfolio's
                                                                          right
                                                                          to
                                                                          purchase
                                                                          or
                                                                          repurchase
                                                                          the
                                                                          security
                                                                          may be
                                                                          restricted;
                                                                          the
                                                                          value
                                                                          of the
                                                                          security
                                                                          may
                                                                          change
                                                                          adversely
                                                                          over
                                                                          the
                                                                          term
                                                                          of the
                                                                          dollar
                                                                          roll;
                                                                          the
                                                                          security
                                                                          that
                                                                          the
                                                                          Portfolio
                                                                          is
                                                                          required
                                                                          to
                                                                          repurchase
                                                                          may be
                                                                          worth
                                                                          less
                                                                          than
                                                                          the
                                                                          security
                                                                          that
                                                                          the
                                                                          Portfolio
                                                                          originally
                                                                          held;
                                                                          and
                                                                          the
                                                                          return
                                                                          earned
                                                                          by the
                                                                          Portfolio
                                                                          with
                                                                          the
                                                                          proceeds
                                                                          of   a
                                                                          dollar
                                                                          roll
                                                                          may
                                                                          not
                                                                          exceed
                                                                          transaction
                                                                          costs.


                                                                            -73-





PIK  (pay-in-kind)         Endeavor  Janus Growth                         These  securities are subject to
Debt Securities            Endeavor High Yield
                           Endeavor Asset Allocation                      credit risk and interest rate risk.
                                                                          These

                                                                          investments
                                                                          also
                                                                          may
                                                                          experience
                                                                          greater
                                                                          volatility
                                                                          in
                                                                          market
                                                                          value
                                                                          due to
                                                                          changes
                                                                          in
                                                                          interest
                                                                          rates
                                                                          than
                                                                          debt
                                                                          obligations
                                                                          which
                                                                          make
                                                                          regular
                                                                          payments
                                                                          of
                                                                          interest.
                                                                          The
                                                                          Portfolio
                                                                          will
                                                                          accrue
                                                                          income
                                                                          on
                                                                          such
                                                                          investments
                                                                          for
                                                                          tax
                                                                          accounting
                                                                          purposes,
                                                                          as
                                                                          required,
                                                                          which
                                                                          is
                                                                          distributable
                                                                          to
                                                                          shareholders
                                                                          and
                                                                          which,
                                                                          because
                                                                          no
                                                                          cash
                                                                          is
                                                                          received
                                                                          at the
                                                                          time
                                                                          of
                                                                          accrual,
                                                                          may
                                                                          require
                                                                          the
                                                                          liquidation
                                                                          of
                                                                          other
                                                                          portfolio
                                                                          securities
                                                                          to
                                                                          satisfy
                                                                          the
                                                                          Portfolio's
                                                                          distribution
                                                                          obligations.
Repurchase                       Endeavor Money Market                    Repurchase agreements
Agreements                       Endeavor Enhanced Index                  involve the risk that the seller

                                 Endeavor Select                          will fail to repurchase the
                                 Endeavor Janus Growth                    security, as agreed.  In that
                                 Dreyfus U.S. Government                  case, the Portfolio will bear the

                                    Securities                            risk of market value
                                 Endeavor High Yield                      fluctuations until the security
                                 Endeavor Asset Allocation                can be sold and may
                                                                          encounter delays and incur
                                                                          costs in liquidating the security.

Reverse                          Endeavor Money Market                    Reverse repurchase
Repurchase                       Endeavor Enhanced Index                  agreements will be used
Agreements                       Dreyfus U.S. Government                  primarily to provide cash to
                                    Securities
                                                                          satisfy
                                                                          unusually
                                                                          high
                                                                          redemption
                                                                          requests,
                                                                          or for
                                                                          other
                                                                          temporary
                                                                          or
                                                                          emergency
                                                                          purposes.  Reverse repurchase
                                                                          agreements are considered a
                                                                          form of borrowing by the Portfoliio
                                                                          and, therefore,
                                                                          are a form of leverage.  Leverage may
                                                                          cause any gains or losses of the
                                                                          Portfolio to be magnified.

Municipal                        Dreyfus U.S. Government                  These investments are subject
Securities                          Securities                            to interest rate risk and credit
                                                                          risk.


                                                                            -74-





Forward                          T. Rowe Price International              The Portfolio does not earn
Commitments,                        Stock                                 interest on such securities until
When-Issued and                  Endeavor Value Equity                    settlement and bears the risk
Delayed Delivery                 Endeavor Janus Growth                    of market value fluctuations in
Securities                       Dreyfus U.S. Government                  between the purchase and
                                    Securities                            settlement dates.
                                 Endeavor High Yield
                                 Endeavor Asset Allocation
Zero-coupon Bonds                Endeavor Opportunity                     These investments have the
                                    Value                                 same risks as those described
                                 Endeavor Janus Growth                    for PIKs above.
                                 Dreyfus U.S. Government
                                    Securities
                                 Endeavor High Yield
                                 Endeavor Asset Allocation
Hybrid Instruments               T. Rowe Price International              Hybrids may bear interest or
                                    Stock                                 pay dividends at below market
                                 T. Rowe Price Equity                     (or even relatively nominal)
                                    Income                                rates.  Under certain
                                 T. Rowe Price Growth                     conditions, the redemption
                                    Stock                                 value of the instrument could
                                 Endeavor Janus Growth                    be zero.  Hybrids can have
                                 Endeavor Asset Allocation                volatile prices and limited
                                                                          liquidity and their use by the
                                                                          Portfolio may not be
                                                                          successful.
Investment Grade                 Endeavor Money Market                    Interest rate risk and credit risk.
Corporate Debt                   Endeavor Opportunity                     Securities rated in the fourth
Securities                          Value                                 investment category by a
                                 T. Rowe Price Equity                     nationally recognized rating
                                    Income                                agency may have speculative
                                 T. Rowe Price Growth                     characteristics.
                                      Stock

                                 Endeavor Enhanced Index
                                 Endeavor Select
                                 Endeavor Janus Growth
                                 Dreyfus U.S. Government

                                    Securities
                                 Endeavor High Yield
                                 Endeavor Asset Allocation


                                                                            -75-





Investments in                   T. Rowe Price International              When the Portfolio invests in
Other Investment                    Stock                                 another investment company, it
Companies                        Endeavor Janus Growth                    must bear the management
including Passive                Endeavor High Yield
                                 Endeavor Asset Allocation                and other fees of the
Foreign Investment                                                        investment company, in
Companies                                                                 addition to its own expenses.
                                                                          As   a
                                                                          result,
                                                                          the
                                                                          Portfolio
                                                                          may be
                                                                          exposed
                                                                          to
                                                                          duplicate
                                                                          expenses
                                                                          which
                                                                          could
                                                                          lower
                                                                          its
                                                                          value.
                                                                          Investments
                                                                          in
                                                                          passive
                                                                          foreign
                                                                          investment
                                                                          companies
                                                                          also
                                                                          are
                                                                          subject
                                                                          to
                                                                          foreign
                                                                          investment
                                                                          risk.

High Yield/High                  Endeavor Opportunity                     High yield/high risk debt
Risk Debt                           Value                                 securities are subject to high
Securities                       T. Rowe Price Equity                     yield debt security risk.

                                    Income
                                 Endeavor Select
                                 Endeavor Janus Growth
                                 Endeavor High Yield
                                 Dreyfus U.S. Government

                                    Securities


Defensive Investments

         Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

Portfolio Turnover

         The Portfolios' investment advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of Endeavor Money Market Portfolio, Endeavor Asset Allocation Portfolio, Dreyfus Small Cap Value Portfolio, Dreyfus U.S. Government

Securities Portfolio, Endeavor Janus Growth Portfolio, and Endeavor Select Portfolio, generally intend to purchase securities for long-term investment and therefore have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. Endeavor Money Market Portfolio, Endeavor Asset Allocation Portfolio, Dreyfus Small Cap Value Portfolio, Dreyfus U.S. Government Securities Portfolio, Endeavor Janus Growth Portfolio, and Endeavor Select Portfolio generally will have annual turnover rates in excess of 100%.


         The turnover rates for the Portfolios can be found in the Financial Highlights section of this Prospectus, except for Endeavor Money Market Portfolio whose turnover rate is not meaningful because of the very short-term nature of its holdings.

Downgrades in Fixed Income Debt Securities

         Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

Management

The Manager

Endeavor Management Co. (the "Manager"), 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the investment advisers for each of the Trust's Portfolios and monitors each investment adviser's investment program.

The annual management fee, as a percentage of a Portfolio's average daily net assets, that the Manager receives from each Portfolio for these services is as follows:


   Endeavor Money Market Portfolio - .50%                     T. Rowe Price Equity Income Portfolio - .80%
   Endeavor Asset Allocation Portfolio - .75%                 T. Rowe Price Growth Stock Portfolio - .80%
   T. Rowe Price International Stock Portfolio - .90%         Endeavor Enhanced Index Portfolio - .75%
   Endeavor Value Equity Portfolio- .80%                               Endeavor Select    Portfolio - 1.10%
   Endeavor Opportunity Value Portfolio- .80%                 Endeavor High Yield Portfolio - .775%
   Dreyfus Small Cap Value Portfolio - .80%                   Endeavor Janus Growth Portfolio - .80%
   Dreyfus U.S. Government Securities Portfolio  - .65%





         The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing investment adviser or as an additional investment adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing investment adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the investment adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the investment adviser that normally is provided in a proxy statement. The exemptive order also permits disclosure of fees paid to multiple unaffiliated investment advisers of a Portfolio on an aggregate basis only.


The Investment Advisers

         The investment adviser of each Portfolio makes day-to-day investment decisions, arranges for the execution of portfolio transactions, and generally manages each Portfolio's investments.

Endeavor Money Market Portfolio
Endeavor Asset Allocation Portfolio


     Morgan Stanley Asset Management ("Morgan Stanley"), 1221 Avenue of the Americas, New York, New York 10020, a subsidiary of Morgan Stanley Dean Witter & Co., is each Portfolio's investment adviser. Morgan Stanley has been in the investment management business since 1975. As of December 31, 1999, Morgan Stanley, together with its affiliated institutional asset management companies, managed assets of approximately $184.9 billion. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain circumstances using the name Morgan Stanley Asset Management.


         An asset allocation team makes the allocation decisions between equity and fixed income securities for the Endeavor Asset Allocation Portfolio.

         The day-to-day investment management decisions for the equity portion of the Endeavor Asset Allocation Portfolio are made by:

     o Philip W. Friedman - a Managing Director of Morgan Stanley since 1997 and currently head of Morgan Stanley's Institutional Equity Group. He has been a Managing Director of Morgan Stanley & Co. Incorporated, a Morgan Stanley affiliate, since 1990. Mr. Friedman has shared primary responsibility for managing the Equity Growth Portfolio of the Morgan Stanley Dean Witter Institutional Fund, Inc. since September 1998.


     o Margaret K. Johnson - a Managing Director of Morgan Stanley and a Portfolio Manager in the Institutional Equity Group. She joined Morgan Stanley in 1984 and became an equity analyst in 1986 and a Portfolio Manager in 1989. Ms. Johnson has shared primary responsibility for managing the Equity Growth Portfolio of the Morgan Stanley Dean Witter Institutional Fund, Inc. since its inception in April 1991.

     o William S. Auslander - a Principal of Morgan Stanley and a Portfolio Manager in the Institutional Equity Group. Prior to joining Morgan Stanley in 1995, he was an equity analyst at Icahn & Co. from 1986 to 1995. Mr. Auslander has shared primary responsibility for managing the Equity Growth Portfolio of the Morgan Stanley Dean Witter Institutional Fund, Inc. since September 1998.



Mr. Friedman and Mr. Auslander joined Ms. Johnson in assuming responsibility for managing the equity portion of the Endeavor Asset Allocation Portfolio's assets at the end of September 1998.

         The Portfolio's fixed income portion is managed by:

     o Thomas L. Bennet - a Managing Director of Morgan Stanley & Co. Incorporated. He joined Miller Anderson & Sherrerd, LLP ("MAS"), an affiliated asset management company of Morgan Stanley, in 1984. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds High Yield Portfolio in 1985, the MAS Funds Fixed Income II Portfolio in 1990, the MAS Funds Special Purpose Fixed Income and Balanced Portfolios in 1992, the MAS Funds Multi-Asset- Class
          Portfolio in 1994, and the MAS Funds Multi-Market Fixed Income Portfolio in 1997.

     o Kenneth B. Dunn - a Managing Director of Morgan Stanley & Co. Incorporated. He joined MAS in 1987. He assumed responsibility for the MAS Funds Fixed Income and Domestic Fixed Income Portfolios in 1987, the MAS Funds Fixed Income II Portfolio in 1990, the MAS Funds Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the MAS Funds Multi- Market Fixed Income Portfolio in 1997.

     o Richard B. Worley - a Managing Director of Morgan Stanley & Co. Incorporated. He joined MAS in 1978. He assumed responsibility for the MAS Funds Fixed Income Portfolio in 1984, the MAS Funds Domestic Fixed Income Portfolio in 1987, the MAS Funds Fixed Income II Portfolio in 1990, the MAS Funds Balanced and Special Purpose Fixed Income Portfolios in 1992, the MAS Funds Global Fixed Income and International Fixed Income Portfolios in 1993, the MAS Funds Multi-Asset-Class Portfolio in 1994, the MAS Funds Balanced Plus Portfolio in 1996, and the MAS Multi-Market Fixed Income Portfolio in 1997. Mr. Worley is currently the President of Morgan Stanley.

Messrs. Bennett, Dunn, and Worley have shared primary responsibility for managing the fixed income portion of the Portfolio since May 1, 1998.

T. Rowe Price International Stock Portfolio


         Rowe Price-Fleming International, Inc. ("Rowe Price-Fleming"), 100 East Pratt Street, Baltimore, Maryland 21202, a joint venture established in 1979 between T. Rowe Price Associates, Inc. and the London-based Robert Fleming Holdings Limited, is the Portfolio's investment adviser. As of December 31, 1999, Rowe Price- Fleming managed over $42 billion in investments for individual and institutional accounts.


o        An  investment   advisory  group  makes  the   Portfolio's   day-to-day
         investment decisions. This group also manages the T. Rowe Price International Stock Fund and the Foreign Equity Fund.

Endeavor Value Equity Portfolio
Endeavor Opportunity Value Portfolio

     OpCap Advisors ("OpCap"), 1345 Avenue of the Americas, New York, New York 10105, is each Portfolio's investment adviser. OpCap is a subsidiary of Oppenheimer Capital, an investment management firm dedicated to "value investing." OpCap and its parent have been investment advisers to mutual funds and other clients since 1968 and have approximately $52 billion under management as of December 31, 1999.

    o                   John Lindenthal - a senior equity

                        portfolio manager and analyst at

                        Oppenheimer Capital,
                                    has managed the

                        Endeavor Value Equity Portfolio
                                 since December, 1999.  Mr.

                        Lindenthal has been with Oppenheimer

                        Capital since

                                                 1979 and has

                        been a Managing Director since 1985.



o Richard Glasebrook II - a Managing Director of Oppenheimer Capital, is the portfolio manager for the Endeavor Opportunity Value Portfolio. Mr. Glasebrook has been with Oppenheimer Capital since 1990 and was named 1995 Variable Fund Manager of the Year by Morningstar, Inc. (an independent service that monitors the performance of mutual funds). He has managed the Oppenheimer Quest Opportunity Value Fund since April 1991.

Dreyfus Small Cap Value Portfolio
Dreyfus U.S. Government Securities Portfolio


     The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, New York 10166, is each Portfolio's investment adviser. Dreyfus, established in 1951, is one of the nation's leading fund companies, currently managing more than $125 billion in more than 160 mutual fund portfolios nationwide as of December 31, 1999. Dreyfus is a wholly-owned subsidiary of Mellon Bank Corporation, a global financial services company with approximately $480 billion in assets under management.



     o Gerald E. Thunelius and William Howarth have been co-portfolio managers for the Dreyfus U.S. Government Securities Portfolio since February 9, 1998. Mr. Thunelius, who has been with Dreyfus since 1989, is the Senior Portfolio Manager for the Taxable Fixed Income area of Dreyfus. Mr. Howarth is a junior portfolio manager who joined Dreyfus in 1992.

     o Peter I. Higgins is the portfolio manager for the Dreyfus Small Cap Value Portfolio. Mr. Higgins has been employed by The Boston Company, Inc., a subsidiary of Mellon Bank Corporation, since August 1988 and by Dreyfus since

February 1996. He has managed the Dreyfus Small Company Value Fund since November 1997.

T. Rowe Price Equity Income Portfolio
T. Rowe Price Growth Stock Portfolio


         T. Rowe Price Associates, Inc.("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, each Portfolio's investment adviser, was founded in 1937. As of December 31, 1999, T. Rowe Price and its affiliates managed approximately $179 billion in investments for more than 8 million individual and institutional investor accounts.


     o Brian C. Rogers - a Managing Director of T. Rowe Price, manages the T. Rowe Price Equity Income Portfolio day-to-day and has been Chairman of the Portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the T. Rowe Price Equity Income Fund since 1993 and the T. Rowe Price Value Fund since 1994.

o        Robert W. Smith - a Managing Director of T. Rowe Price,  manages the T.
         Rowe Price Growth Stock Portfolio day-to-day and has been Chairman of the Portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst and has also managed the U.S.
         stock portion of the T. Rowe Price Global Stock Fund since its inception in 1996.

Endeavor Enhanced Index Portfolio


     J.P. Morgan Investment Management Inc. ("J.P. Morgan"), 522 Fifth Avenue, New York, New York 10036, is the Portfolio's investment adviser. J.P. Morgan is a subsidiary of J.P. Morgan & Co. Incorporated, which has approximately $349 billion in assets under management as of December 31, 1999.


     o    An  investment   advisory  group  makes  the  Portfolio's   day-to-day
          investment decisions. The advisory group also manages the J.P. Morgan Smart Index Fund.


Endeavor Select  Portfolio

     Montgomery Asset Management, LLC ("Montgomery"), 101 California Street, San Francisco, California 94111, is the Portfolio's investment adviser. As of
December 31, 1999,  Montgomery  and its  affiliates  managed  approximately  $11 billion of assets. Montgomery is a subsidiary of Commerzbank, AG, the third largest publicly held commercial bank in Germany, which with its affiliates, managed over $____billion in assets as of December 31, 1999. Montgomery may rely on the expertise, research and resources of Commerzbank, AG and its worldwide affiliates in managing the Portfolio.

o The investment adviser's three equity investment management teams make the Portfolio's day-to-day investment decisions and are responsible for coordinating and implementing allocation among the teams.

Endeavor High Yield Portfolio


Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02108, is the Portfolio's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada. As of December 31, 1999, MFS and its institutional advisory affiliates had approximately $136.72 billion in assets under management, of which approximately $20.8 billion consisted of assets in fixed income funds.



o Bernard Scozzafava - a Senior Vice President of MFS, is the portfolio manager for the Portfolio. Mr. Scozzafava has been a portfolio manager with MFS since 1989.


Prior Experience with Comparable Fund


         The Portfolio and the MFS High Income Fund have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in May 1998, it does not have a long operating history. In order to provide you with information regarding the investment capabilities of MFS, performance information regarding the MFS High Income Fund is presented. Management fees paid by the MFS High Income Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the MFS High Income Fund, the average annual return during the periods would have been approximately .31% lower than the numbers set forth below. This result assumes that the current management fee paid by the MFS High Income Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio.




         The table below compares the MFS High Income Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/99 with the Lehman Brothers High Yield Index, a widely recognized unmanaged index that measures the performance of high current yield bonds, and with the Lipper VA High Current Yield Index, an equally weighted performance index of high current yield bonds underlying 30 variable annuities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholders. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

                  Average Annual Total Return as of          12/31/99
                  ------------------------------------------ ========
                                 1 Year           5 Year          10 Year
                                 ------           ------          -------


MFS High Income Fund
Class A shares (with sales

charge)                             1.92%             8.91%        9.95%


MFS High Income Fund
Class A shares (without

sales charge)                       7.00%             9.97%        10.49%

Lehman Brothers High Yield          2.39%             9.31%        10.72%
Index


Lipper VA High Current Yield

Index                                2.45%            7.95%         8.84%





Endeavor Janus Growth Portfolio


         Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the Portfolio's investment adviser. Janus is a 29-year old investment adviser to a group of mutual funds and individual investors. As of December 31, 1999, Janus managed approximately $248.8 billion in assets.

     The Portfolio's day-to-day investments are managed by Edward Keely, a Vice President at Janus who also currently manages the Growth Portfolio of the WRL Series Fund, Inc. ("WRL Growth Portfolio"). Prior to joining Janus in 1998, Mr. Keely was Senior Vice President of Investments at Founders Asset Management ("Founders") where he was also the portfolio manager of Founders Growth Fund from 1994 to 1998. Prior to managing Founders Growth Fund, he was Assistant
Portfolio Manager of both Founders Discovery and Frontier Funds. Mr. Keely joined Founders in 1989 as a financial analyst. Prior to January, 2000, Mr. Keely co-managed the Portfolio and the WRL Growth Portfolio.


Prior Experience With Comparable Fund


     Because the Portfolio commenced operations on May 1, 1999, it does not have a significant operating history. The Portfolio's investment adviser is the investment adviser of the WRL Growth Portfolio. To date, shares of the WRL Growth

Portfolio have only been sold to the separate accounts of PFL to fund benefits under certain variable life insurance policies and variable annuity contracts including the Contracts. On April 30, 1999, a portion of the assets underlying the shares of the WRL Growth Portfolio was transferred to the Portfolio.




         The WRL Growth Portfolio commenced operations on October 2, 1986. The Portfolio and the WRL Growth Portfolio have substantially identical investment objectives, policies, and strategies. Since a pro rata portion of the assets of the WRL Growth Portfolio was transferred to the Portfolio, past performance information regarding the WRL Growth Portfolio is presented. For the year ended December 31, 1999, the management fees and total operating expenses of the WRL Growth Portfolio were the same as the fees and expenses incurred by the Portfolio. This information should not be relied upon as an indication of the future performance of the Portfolio.


         The tables below assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. The tables do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

         The bar chart below shows you the WRL Growth Portfolio's performance for the last ten years and indicates how it has varied from year to year. The WRL Growth Portfolio has experienced short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



                    Year-by-Year Total Return as of 12/31 of Each Year

                                                                            -86-







(0.22)%     59.79%     2.34%     3.99%       (8.31)%    47.12%     17.96%      17.54%      64.48%



90          91         92        93          94         95         96          97          98






                                                                           99

                                    High Quarter:  ___ - 1999      ______%
                                    ======================================
                                    Low Quarter:   ___ - 1999      ______%
                                    ======================================

         The table below compares the WRL Growth Portfolio's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/99 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market, and with the Lipper VA Growth Index, an equally weighted performance index of growth funds underlying 30 variable annuities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expense. It is not possible to invest directly in an index.





                             Average Annual Total Return as of          12/31/99





                                    1 Year            5 Year      10 Year




WRL Growth Portfolio                       %                 %            %


S&P 500 Index                             %                 %            %




Lipper VA Growth Index                      %                   %         %







Brokerage Enhancement Plan

         The Trust has adopted, in accordance with the substantive provisions of Rule 12b-1 under the Investment Company Act of 1940, a Brokerage Enhancement Plan (the "Plan") for each of its Portfolios. The Plan uses available brokerage commissions to promote the sale and distribution of each Portfolio's shares. Under the Plan, the Trust is using recaptured commissions to pay for distribution expenses. Except for recaptured commissions, unlike asset based charges imposed by many mutual funds for sales expenses, the Portfolios do not incur any asset based or additional fees or charges under the Plan.

How the Plan Works


         Under the Plan, the Manager is authorized to direct investment advisers to use certain broker-dealers for securities transactions. (The duty of best price and execution still applies to these transactions.) These broker-dealers have agreed to give a percentage of their commission from the sale and purchase of securities to Transamerica Capital, Inc. (formerly known as Endeavor Group), the distributor of the Trust's shares.

         Transamerica Capital, Inc. will not make any profit from participating in the Plan. It is obligated to use any money given to it under the Plan for distribution expenses (other than a minimal amount to defray its legal and administrative costs). The rest will be spent on activities that are meant to result in the sale of the Portfolios' shares, including:


     o holding or participating in seminars and sales meetings promoting the sale of the Portfolios' shares

     o    paying marketing fees requested by broker-dealers who sell Contracts

        o         training sales personnel

     o    compensating   broker-dealers  and/or  registered  representatives  in
          connection with the allocation of cash values and premiums of the Contracts to the Trust

     o printing and mailing Trust prospectuses, statements of additional information and shareholder reports to prospective Contract holders

        o         creating and mailing advertising and sales literature

[SIDE BAR:
 --------


         If you would like to learn more about the Plan, including the amount of commissions recaptured in 1999, please read the Statement of Additional Information which discusses the legal terms and conditions of the Plan.]

Financial Highlights

         The following financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report, which is available upon request.





ENDEAVOR MONEY MARKET PORTFOLIO*



                                Year               Year               Year                 Year                Year
                                Ended              Ended              Ended                Ended               Ended
                                12/31/99           12/31/98*          12/31/97             12/31/96            12/31/95
                                --------           ---------          --------             --------            --------


Operating
performance:

Net asset value,
beginning of
year..........................  $1.00              $1.00              $1.00                $1.00               $1.00
                                 ----               ----               ----                 ----                ----
Net investment

income........................  0.0465             0.0485             0.0498               0.0479
                                ======             ------             ------               ------

                                                                                                               0.0540

Distributions:

Dividends from net

investment
income........................  (0.0465)           (0.0485)           (0.0498)             (0.0479)
                                ========
                                                                                                                       (0.0
                                                                                                                       ====

                                                                                                               540)
Distributions from

net realized gains............    ---               ---                ---                  ---                -----
                                -------            -----              -----                -----               --===


Total

distributions                   (0.0465)           (0.0485)           (0.0498)             (0.0479)         (0.0540)
                                --------           --------           --------             --------

Net asset value,
end of year...................  $1.00              $1.00              $1.00                $1.00               $1.00
                                 ====               ====               ====                 ====                ====



                                                                            -91-






Total return+.................  4.75%              4.96%              5.07%                4.91%               5.54%
                                =====              ====               ====                 ====                ====

Ratios to average net assets/supplemental data:


Net assets, end of
year  (in 000's).............. $134,779           $100,932           $51,162              $41,545         $27,551
                               ========



Ratio of net
investment income

to average net
assets........................  4.67%              4.92%              4.99%                4.81%
                                =====


                                                                                                               5.37%

Ratio of
net expenses to
average net
assets.................         0.55%              0.60%              0.60%                0.60%
                                =====

                                                                                                               0.60%
Ratio of
expenses to
average net
assets.....................     0.55%              0.60%              0.60%                0.60%               0.60%
                                =====







* Effective May 1, 1998, the name of the TCW Money Market Portfolio was changed to Endeavor Money Market Portfolio and Morgan Stanley Asset Management became the Portfolio's investment adviser.

+ Total return represents the aggregate total return for the years indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO*



                              Year          Year           Year         Year                         Year

                              Ended         Ended          Ended        Ended                        Ended

                              12/31/99      12/31/98++     12/31/97     12/31/96++                   12/31/95*+++


Operating
performance:

Net asset value,
beginning of
year......................... $16.19        $14.21         $13.95       $12.19                       $11.31
                              =-----         -----          -----        -----                        -----

Net investment

              income......... 0.10          0.12           0.10         0.09                           0.09
              ======

Net realized and
unrealized

gain on investments..........
====
                              5.02          2.08           0.26         1.76                         1.06
                              ====          ----           ----         ----                         ------


Net increase
    ========


in net assets
resulting from
investment
operations................... 5.12          2.20           0.36         1.85                         1.15
                              ----          ----           ----         ----                        ------

Distributions:

Dividends from
net investment
income....................... (0.26)        (0.11)         (0.10)       (0.09)                       ---
                              ======


Distributions from net

realized gains............... (0.17)        (0.11)         ---          ---                        (0.27)
                              =====          ----                                                   ----
Total distributions           (0.43)        (0.22)         (0.10)       (0.09)                     (0.27)
                              ======        ------         ------       ------                      -----



                                                            -94-





                              Year          Year           Year         Year                         Year
Net asset value, end
of year...................... $20.88        $16.19         $14.21       $13.95                       $12.19
                              ======         =====          =====        =====                        =====

Total return+................ 32.35%        15.44%          2.54%       15.23%                       10.37%
                              =====         =====           ====        =====                        ======

Ratios to average net assets/
supplemental data:

Net assets, end of

     year (in 000's)....... $228,655      $184,856       $164,560     $134,435                     $92,352
                            ========


Ratio of net
investment

              income
              ======
to average net

assets....................... 0.73%         0.76%          0.74%        0.73%                        0.81%
                              =====

Ratio of net
expenses to average
net assets.................... 0.91%         0.98%          1.07%        1.18%                        1.15%
                              =====

Ratio of expenses to
average net assets............ 1.00%         1.10%          1.12%        1.18%                        1.15%
                              =====

Portfolio turnover rate......
                              30%           21%            19%          11%                          111%
                              ===

-----------------

     * Effective March 24, 1995, the name of the Global Growth Portfolio was changed to T. Rowe Price International Stock Portfolio, and the investment objective was changed from investment on a global basis to investment on an international basis (i.e., in non-U.S. companies).

+        Total return represents aggregate total return for the years indicated.
         The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the year since use of the undistributed method did not accord with results of operations.

#     Rowe Price-Fleming International,  Inc. became the Portfolio's investment adviser effective January 3, 1995.



ENDEAVOR VALUE EQUITY PORTFOLIO*



                                Year           Year           Year                 Year            Year
                                Ended          Ended          Ended                Ended           Ended
                                12/31/99       12/31/98       12/31/97             12/31/96++      12/31/95
                                --------       --------       --------             ----------      --------



Operating
performance:

Net asset value,
beginning of

year..........................  $21.68         $20.70         $17.21               $14.23          $10.69
                                -----          -----          -----                -----           -----


Net investment

income........................  0.18           0.22           0.20                 0.20            0.15
                                ====

Net realized and
unrealized
gain/loss on                    (0.72)         1.36           3.96                 3.15            3.52
                                ======         ----           ----                 ----            ----
investments...................

Net

increase/(decrease)
 in net assets
resulting from

investment                      (0.54)       1.58          4.16                 3.35               3.67
                                 =====       ----          ----                 ----               ----
operations....................


Distributions:

Dividends from
net investment

income........................  (0.24)       (0.22)        (0.14)               (0.13)          (0.09)
                                ======


Distributions
from net

realized gains................  (0.91)       (0.38)        (0.53)               (0.24)          (0.04)
                                 ====         ----          ----                 ----            ----
Total distributions             (1.15)       (0.60)        (0.67)               (0.37)          (0.13)
                                ======       ------        ------               ------          ------




                                                                  -97-





Net asset value,

end of year...................  $19.99       $21.68           $20.70               $17.21          $14.23
                                ======        =====            =====                =====           =====




Total return+.................  (3.06)%      7.56%            24.81%               23.84%          34.59%
                                =======      ====             =====                =====           =====



Ratios to average net assets/ supplemental data:

Net assets, end of

year (in 000's)...............  $209,653    $246,102         $216,039             $127,927        $68,630
                                ========


Ratio of net
investment income
to average net

assets........................  0.77%        1.10%             1.39%                1.29%           1.56%
                                =====




Ratio of net
expenses to
average net
assets .................        0.88%        0.84%             0.89%                0.91%           0.86%
                                =====





Ratio of
expenses to
average net assets
 .........................        0.95%         0.85%            0.89%                0.91%           0.86%



Porfolio turnover

rate..........................  51%            19%             16%                  27%             28%
                                ===




-----------------------
* Effective May 1, 1998, the name of the Value Equity Portfolio was changed to Endeavor Value Equity Portfolio.

+        Total return represents aggregate total return for the years indicated.
         The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the year since use of the undistributed method did not accord with results of operations.



ENDEAVOR OPPORTUNITY VALUE PORTFOLIO*



                                            Year                Year                Year                Period
                                            Ended               Ended               Ended               Ended
                                            12/31/99            12/31/98            12/31/97            12/31/96*
                                            --------            --------            --------            ---------


Operating performance:

Net asset value,
beginning of period.......................  $12.22              $11.75              $10.06              $10.00
                                            ======               -----               -----               -----

Net investment income/
(loss)....................................   0.18                0.11                0.07                ----
                                             ====                                                        ====
Net realized and
unrealized gain on
investments...............................  0.41                0.50                1.62                0.06
                                            ====                ----                ----                ----
Net increase in net
assets resulting from
investment operations.....................  0.59                0.61                1.69                0.06
                                            ----                ----                ----                ----


Distributions:


Dividends from net
investment income.........................  (0.13)              (0.05)              ---                  ---



Distributions from net
realized gains............................  (0.12)              (0.09)               ---                 ---
                                            ======              ------              -----                ---

Total distributions.......................  (0.25)              (0.14)               ---                 ---
                                            ======              ------              -----                ----
Net asset value, end
of period.................................  $12.56              $12.22              $11.75              $10.06
                                            ======               =====               =====               =====

Total return++............................  4.79%               5.18%               16.81%              0.60%
                                            =====               ====                =====               ====



Ratios to average net assets/supplemental data:


                                                                           -100-





Net assets, end of
period (in 000's).........................  $44,900             $45,506             $26,802             $701
                                            =======

Ratio of net
investment income/ (loss)
to average net assets.....................  1.34%               1.22%               1.34%             (1.09)%+
                                            =====

Ratio of net
expenses to average
net assets.................................  0.85%               0.98%               1.15%            1.30%+
                                            =====

Ratio of expenses to
average net
assets....................................  0.91%               1.00%               1.15%              1.30%+
                                            ====

Ratio of net expenses
to average net assets
before waivers...........................   0.91%               1.00%               1.16%              12.69%+
                                            ====                ====                ====               ====

Portfolio turnover
rate......................................  48%                 43%                 44%                 0%
                                            ===




-----------------
* Effective May 1, 1998, the Opportunity Value Portfolio changed its name to Endeavor Opportunity Value Portfolio. The Portfolio commenced operations on November 18, 1996.

+        Annualized.

++       Total  return  represents   aggregate  total  return  for  the  periods
         indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.


DREYFUS SMALL CAP VALUE PORTFOLIO



                              Year                Year                Year               Year                 Year

                              Ended               Ended               Ended              Ended                Ended

                              12/31/99            12/31/98            12/31/97           12/31/96++#          12/31/95
                              --------            --------            --------           -----------          --------



Opera

ting
performance:

Net asset value,

beginning of
year......................... $14.14              $16.41              $14.69             $12.22
                              =-----               -----               -----              -----


                                                                                                              $10.98
Net investment

income/(loss)................ (0.04)              (0.03)              0.02               0.12
                              ======
                                                                                                               0.15
                                                                                                               ====
Net realized and
unrealized
gain/(loss) on
investments.................. 4.00                (0.13)              3.52               2.95                 1.36
                              ====                ------              ----               ----                 ----




 Net
increase/

(decrease) in net

assets resulting
from investment               3.96                (0.16)              3.54               3.07                 1.51
operations................... ====                 -----              ----               ----                 ====

Distributions:

Dividends from
net investment
income....................... ---                 (0.02)              (0.10)             (0.14)               (0.10)
                              ===



                                                                           -102-







   Distributions
from net realized

gains........................ (1.59)              (2.09)              (1.72)             (0.46)               (0.17)
                              ------              ------              ------             ------               ------


   Total                      (1.59)              (2.11)              (1.82)             (0.60)               (0.27)
                              ======              ------              ------             ------               ------

distributions


  Net asset value,
end of year.................. $16.51              $14.14              $16.41             $14.69               $12.22
                              ======               =====               =====              =====                =====



Total return+................ 29.39%              (2.18)%             25.56%             25.63%               14.05%
                              ======              ======              =====              =====                =====


        Ratios to
average net
assets/
supplemental
data:


Net assets, end of

year (in 000's).............. $187,803            $158,662            $146,195           $85,803
                              ========


                                                                                                              $52,597
Ratio of net
investment

income/(loss) to
average net                   (0.28)%             (0.23)%             0.20%              0.95%                  1.56%
assets......................  =======






Ratio of net
expenses to
average
net assets..................  0.90                  0.86%               0.91%              0.92%
                              =====


                                                                                                              0.87%


                                                                           -103-






                              Year                Year                Year               Year                 Year

Ratio of
expenses to
average
net
assets...................     1.22%               0.94%               0.91%              0.92%
                              =====

                                                                                                              0.87%
                                                                                                              =====


Portfolio turnover

rate......................... 216%                183%                127%               171%
                              ====
                                                                                                               75%


-----------------------
+        Total return represents aggregate total return for the years indicated.
         The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the year since use of the undistributed method did not accord with results of operations.

# The Dreyfus Corporation became the Portfolio's investment adviser effective September 16, 1996.



T. ROWE PRICE EQUITY INCOME PORTFOLIO



                                      Year              Year               Year               Year                 Period
                                      ====
                                      Ended             Ended              Ended              Ended                Ended
                                      =====
                                      12/31/99          12/31/98           12/31/97           12/31/96+++          12/31/95*+++
                                      ========          --------           --------           -----------          ------------


Operating
performance:


Net asset value,
beginning of period.................. $20.04            $19.34             $15.49             $13.05               $10.00
                                      =-----             -----              -----              -----                -----

Net investment
income............................... 0.38              0.35               0.25               0.41                 0.34
                                      ====

Net realized and
unrealized gain on
investments.......................... 0.42              1.33               4.06               2.17                 2.71
                                      ----              ----               ----               ----                 ----

Net increase in net
assets resulting from
investment operations................ 0.80              1.68               4.31               2.58                 3.05
                                      ----              ----               ----               ----                 ----

Distributions:

Dividends from net
investment income.................... (0.40)            (0.28)             (0.19)             (0.10)               ---
                                      ======

Distributions from net
realized gains....................... (0.94)            (0.70)             (0.27)             (0.04)               ---
                                      ------            ------             ------             ------               ---

Total distributions.................. (1.34)            (0.98)             (0.46)             (0.14)               ---
                                      ======            ------             ------             ------               ---

Net asset value, end of
period............................... $19.50            $20.04             $19.34             $15.49               $13.05
                                      ======             =====              =====              =====                =====

Total return++....................... 3.47%             8.81%              28.27%             19.88%               30.50%
                                      =====             ====               =====              =====                =====



                                                                           -105-






Ratios to average net assets/ supplemental data:


Net assets, end of
period (in 000's).................... $264,718          $262,328           $197,228           $78,251              $21,910
                                      ========

Ratio of net investment
income to average net
assets............................... 1.89%             2.18%              2.47%              2.89%                3.24%+
                                      =====

Ratio of net
expenses to average
net assets........................... 0.87%             0.85%              0.94%              0.96%                1.15%+
                                      =====


Ratio of
expenses to
average
net assets........................... 0.88%             0.85%              0.94%              0.96%                1.15%+
                                      =====
custodian............................

Portfolio turnover rate.............. 35%               20%                23%                19%                  16%
                                      ===



--------------------------
* The Portfolio commenced operations on January 3, 1995.

+        Annualized.

++       Total  return  represents   aggregate  total  return  for  the  periods
         indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

+++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.


T. ROWE PRICE GROWTH STOCK PORTFOLIO



                                            Year               Year              Year              Year                 Period

                                            Ended              Ended             Ended             Ended                Ended

                                            12/31/99           12/31/98          12/31/97          12/31/96+++          12/31/95*+++


Operating performance:


Net asset value, beginning
of period.................................. $25.60             $20.78            $16.29            $13.72               $10.00
                                            =-----              -----             -----             -----                -----

Net investment income...................... 0.03               0.06              0.04              0.11                 0.08
                                            ====

Net realized and unrealized
gain on investments........................ 5.28               5.76              4.59              2.71                 3.64
                                            ====               ----              ----              ----                 ----

Net increase in net assets
resulting from investment
operations................................. 5.31               5.82              4.63              2.82                 3.72
                                            ----               ----              ----              ----                 ----

Distributions:

Dividends from net
investment income.......................... (0.07)             (0.05)            (0.03)            (0.01)               ---
                                            ======

Distributions from net
realized gains............................. (2.11)             (0.95)            (0.11)            (0.24)               ---
                                            ======             ------            ------            ------               ---

Total distributions........................ (2.18)             (1.00)            (0.14)            (0.25)               ---
                                            ======             ------            ------            ------               ---

Net asset value, end of
period..................................... $28.73             $25.60            $20.78            $16.29               $13.72
                                            ======              =====             =====             =====                =====

Total return++............................. 22.19%             28.67%             28.57%           20.77%               37.20%
                                            ======             =====              =====            =====                ======



                                                                           -108-






Ratios to average net assets/supplemental data:



Net assets, end of period (in
000's)..................................... $257,879           $194,301          $123,230          $59,732              $21,651
                                            ========

Ratio of net investment
income to average net
assets..................................... 0.21%              0.43%             0.38%             0.75%                0.69%+
                                            =====

Ratio of net expenses
to average net assets...................... 0.87%              0.87%             0.96%             1.01%                1.26%+
                                            =====

Ratio of expenses
to average net
assets.................................... 0.88%              0.87%             0.96%             1.01%                1.26%+
                                            =====

Portfolio turnover rate.................... 66%                58%               41%               44%                  64%
                                            ===




--------------------
* The Portfolio commenced operations on January 3, 1995.

+        Annualized.

++       Total  return  represents   aggregate  total  return  for  the  periods
         indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

+++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.



ENDEAVOR ENHANCED INDEX PORTFOLIO*



                                                    Year                    Year                  Period
                                                    Ended                   Ended                 Ended
                                                    12/31/99                12/31/98              12/31/97*
                                                    ========                --------              ---------


Operating performance:

Net asset value,
beginning of period................................ $16.08                  $12.29                $10.00
                                                    =-----                   -----                 -----

Net investment income.............................. 0.08                    0.04                  0.02
                                                    ====

Net realized and
unrealized gain on investments..................... 2.78                    3.81                  2.27
                                                    ----                    ----                  ----

Net increase in net
assets resulting from
investment operations.............................. 2.86                    3.85                  2.29
                                                    ----                    ----                  ----

Distributions:

Dividends from net investment
income............................................. (0.03)                  (0.02)                 ---
                                                    ======

Distributions from net realized                     (0.75)                  (0.04)                 ---
                                                    ------                  ------
gains..............................................

Total distributions................................ (0.78)                  (0.06)                 ---
                                                    ------                  ------                ----

Net asset value, end
of period.......................................... $18.16                  $16.08                $12.29
                                                    ======                   =====                 =====


Total return++..................................... 18.16%                  31.39%                22.90%
                                                    ======                  =====                 =====



                                                                           -110-





Ratios to average net assets/supplemental data:

Net assets, end of
period (in 000's).................................. $153,967                $64,058               $19,811
                                                    ========

Ratio of net
investment income to average
net assets......................................... 0.73%                   0.48%                 0.55%+
                                                    =====

Ratio of net
expenses to average
net assets.......................................... 0.78%                   1.10%                 1.30%+
                                                    =====

Ratio of expenses to
average net assets.................................. 0.78%                   1.10%                 1.30%+
                                                    =====

Ratio of net expenses to
average net assets
before waivers...................................... 0.78%                   1.10%                1.56%+

Portfolio turnover
rate............................................... 56%                     78%                   6%


                                                    ===

-----------------
* Effective May 1, 1998, the Enhanced Index Portfolio changed its name to Endeavor Enhanced Index Portfolio. The Portfolio commenced operations on May 2, 1997.

+        Annualized.

++       Total  return  represents   aggregate  total  return  for  the  periods
         indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.



ENDEAVOR SELECT    PORTFOLIO*




                                                                 Year                      Period
                                                                 ====
                                                                  Ended                    Ended
                                                                  12/31/99                 12/31/98*+++
                                                                  ========                 ------------


Operating performance:

Net asset value, beginning of period............................  $10.06                   $10.00
                                                                  =-----                    -----
Net investment        income/(loss).............................  (0.01)                   0.07
                      =============
Net realized and unrealized gain on
investments.....................................................  5.12                     0.59
                                                                  ----                     ----
Net increase in net assets resulting from
investment operations...........................................  5.11                     0.66
                                                                  ----                     ----
Net asset value, end of period..................................  $15.77                   $10.66
                                                                  ======                    =====
Total return++..................................................  47.84%                   6.60%
                                                                  ======                   ====
Ratios to average net assets/ supplemental
data:


Net assets, end of period (in 000's)............................  $40,770                  $24,865
                                                                  =======
Ratio of net investment income/(loss)
to average net assets...........................................  (0.12)%                  0.75%+
                                                                  =======
Ratio of net expenses to average net
assets..........................................................  1.48%                    1.49%+
                                                                  =====
Ratio of expenses to average net
assets..........................................................  1.49%                    1.49%+
                                                                  =====
Ratio of net expenses to average
net assets before waivers.......................................  1.49%                    1.55%+

Portfolio turnover rate.........................................  157%                     128%
                                                                  ====


-----------------
* Effective May 1, 2000, the name of the Endeavor Select 50 Portfolio was changed to Endeavor Select Portfolio and the investment policy was changed to investing in U.S. growth stocks and foreign securities including those of emerging market issuers. The Portfolio commenced operations on February 3, 1998.

+        Annualized.

++ Total return represents aggregate total return for the periods indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.


+++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.




ENDEAVOR JANUS GROWTH PORTFOLIO



                                                                   Period
                                                                   ====
                                                                  Ended
                                                                  12/31/99
                                                                  ========


Operating performance:

Net asset value, beginning of period............................  $69.88
                                                                  -----
Net investment loss.............................................  (0.04)

Net realized and unrealized gain on
investments.....................................................  25.53
                                                                  ----
Net increase in net assets resulting from
investment operations...........................................  25.49
                                                                  ----
Net asset value, end of period..................................  $95.37
                                                                  ======
Total return++..................................................  36.48%
                                                                  ======
Ratios to average net assets/supplemental
data:

Net assets, end of period (in OOO's)............................. $1,065,191

Ratio of net investment loss to average net
assets.......................................................... (0.09)%+

Ratio of net expenses to average net assets.....................  0.83%+

Ratio of expenses to average net assets.........................  0.83%+

Ratio of net expenses to average net
assets before waivers...........................................  0.83%+

Portfolio turnover rate.........................................  43%

--------------
*    The Portfolio commenced operations on May 1, 1999

+    Annualized.

++   Total return represents aggregate total return for the period indicated.
     The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.



DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO*




                                      Year                 Year           Year                  Year                  Year
                                      ====
                                      Ended                Ended          Ended                 Ended                 Ended
                                      =====
                                      12/31/99             12/31/98       12/31/97                                    12/31/95
                                      --------             --------       --------              -----------           --------

                                                                                                12/31/96++


 Operating performance:

Net asset value,

beginning of year.................. $12.32               $11.87         $11.23                $11.39                 $9.96
                                     ====                 ----           ----                   ----                  ====


Net investment income................ 0.62                 0.40           0.39                  0.62                  0.30
                                      ====


     Net realized and
unrealized gain/(loss)

on investments....................... (0.73)               0.46           0.61                  (0.44)               1.25
                                      ======               ----           ----                  ------               ====


Net increase/(decrease) in net
assets resulting

from investment
operations........................... (0.11)               0.86           1.00                  0.18                 1.55
                                      ======               ----           ----                  ----                 ====


Distributions:

Dividends from net
investment income.................... (0.46)               (0.41)        (0.36)                (0.22)                (0.12)
                                      ======



Distributions from
net realized gains................... (0.22)                ---           ---                  (0.12)                ----


Total distributions.................. (0.68)               (0.41)        (0.36)                (0.34)                (0.12)
                                      ======               ------        ------                ------                ------
Net asset value, end


of year.............................. $11.53               $12.32        $11.87                $11.23                $11.39
                                      ======                =====         =====                 =====                 =====



                                                                           -114-







      Total                           (0.87)%              7.38%         9.15%                 1.81%                 15.64%
                                      =======              ====          ====                  ====                  =====
        return+......................
        =======

        Ratios to
average net assets/
supplemental data:


Net assets, end of

period (in 000's).................... $83,777              $82,889       $46,542               $24,727
                                      =======


                                                                                                                     $12,718
Ratio of net investment

income to average net
assets............................... 5.52%                5.21%         5.74%                 5.68%
                                      =====
                                                                                                                     5.58


                                                                                                             %


Ratio of
net expenses
to average
net
assets............................... 0.73%                0.72%         0.80%                 0.82%
                                      =====
                                                                                                                     0.84



                                                                                                                     %

Ratio of expenses
to average
net
assets............................... 0.77%                0.73%         0.80%                 0.82%
                                      =====
                                                                                                                     0.84

                                                                                                                     %
Portfolio turnover
rate................................. 596%                 615%          185%                  222%                  161%
                                      ====


------------------------

* Effective May 1, 1996, The Dreyfus Corporation became the Portfolio's investment adviser.


+        Total  return  represents   aggregate  total  return  for  the  years
         indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the year since use of the undistributed method did not accord with results of operations.



ENDEAVOR HIGH YIELD PORTFOLIO




                                                                         Year              Period
                                                                         ====

                                                                  Ended                    Ended
                                                                  12/31/99                 12/31/98*

Operating performance:

Net asset value, beginning of period............................  $9.69                    $10.00
                                                                  =----                     -----
Net investment income...........................................  0.47                     0.25
                                                                  ====
Net realized and unrealized      gain/(loss)
                                 ===========
on investments..................................................  0.09                     (0.56)
                                                                  ----                     ------
Net          increase/(decrease) in net
             ===================
assets resulting from investment                                  (0.56)                   (0.31)
                                                                  ======                   ------
operations......................................................



Distributions:
Dividends from net investment income. . . .                       (0.16)                   ---
                                                                  ------                   ---
 . . .
Total distributions. . . . . . . . . . . . . . . . . . . . .      (0.16)                   ---
                                                                  ------                   ---
 . .
Net asset value, end of period..................................  $10.09                   $9.69
                                                                  ======                    ====
Total return++..................................................  5.82%                    (3.10)%
                                                                  =====                    ======
Ratios to average net assets/ supplemental
data:


                                                                           -116-





Net assets, end of period (in 000's)............................  $20,015                  $9,819
                                                                  =======
Ratio of net investment income to average
net assets......................................................  7.07%                    6.43%+
                                                                  =====
Ratio of net expenses to average net
assets..........................................................  1.22%                     1.30%+
                                                                  ====
Ratio of expenses to average net
assets..........................................................  1.25%                     1.43%+
                                                                  ====

Ratio of net expenses to
average net assets
before waivers..................................................  1.27%                      1.58%+

Portfolio turnover rate.........................................  77%                      26%
                                                                  ===

-----------------
* The Portfolio commenced operations on June 1, 1998.

+        Annualized.

++ Total return represents aggregate total return for the periods indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.


ENDEAVOR ASSET ALLOCATION PORTFOLIO*




                               Year             Year              Year               Year               Year
                               Ended            Ended             Ended              Ended              Ended
                               12/31/99         12/31/98*         12/31/97           12/31/96           12/31/95
                               --------         ---------         --------           --------           --------




Opera

ting
performance:

Net asset value,

beginning of
year.........................  $23.89           $22.34            $18.84             $16.28
                               =-----            -----             -----              -----


                                                                                                        $13.48
Net investment
income.......................  0.34             0.43              0.32               0.27               0.33
                               ====


     Net realized
and unrealized
            gain on
            ====

investments..................  4.80             3.50              3.45               2.61               2.72
                               ====             ----              ----               ----               ----


 Net
         increase
         ========
           in net
assets resulting
from investment                5.14             3.93              3.77               2.88
                               ----             ----              ----               ----
operations...................                                                                                  3.05
                                                                                                        ------ ====


Distributions:

Dividends from

net investment
income.......................  (0.43)           (0.32)            (0.27)             (0.32)      (0.25)
                                =====





                                                                           -118-





Distributions from

net realized gains...........  (5.71)           (2.06)             ---                ---
                               ======           ------            -----              -----

                                                                                                         ---
                                                                                                        ----
Total distributions..........  (6.14)           (2.38)            (0.27)             (0.32)             (0.25)
                               ======           ======            ======             ======             ======


 Net asset
value, end of year...........  $22.89           $23.89            $22.34             $18.84
                               ======            =====             =====              =====


                                                                                                        $16.28
Total return+................  26.39%           18.39%            20.14%             17.82%             22.91%
                               ======           =====             =====              =====              =====


        Ratios to
average net
assets/
supplemental
data:


Net assets, end of

year (in 000's)..............  $414,926         $353,001          $303,102           $240,210
                               ========


                                                                                                        $198,876
Ratio of net
investment

income to average
net assets...................  1.58%            1.97%             1.61%              1.59%
                               =====



                                                                                                        2.12%

Ratio of net
expenses
to
average
net
assets........................  0.84%            0.78%             0.84%              0.85%
                                 ===


                                                                                                        0.84%


                                                                           -119-






Ratio of
expenses
to
average
net
assets........................  0.87%            0.80%             0.84%              0.85%
                                =====


                                                                                                        0.84%
Portfolio turnover
rate.........................  220%             262%              67%                58%                93%
                               ====



---------------
* Effective May 1, 1998, the name of the TCW Managed Asset Allocation Portfolio was changed to Endeavor Asset Allocation Portfolio and Morgan Stanley Asset Management became the Portfolio's investment adviser.

+        Total return represents aggregate total return for the years indicated.
         The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

YOUR INVESTMENT

Shareholder Information

         The separate accounts of PFL are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to PFL's separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of PFL.

         However, PFL is required to solicit instructions from the Contract owners when voting on shareholder issues. Any voting by PFL as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

Dividends, Distributions and Taxes

         Each Portfolio distributes its dividends from its net investment income to PFL's separate accounts once a year (except in the case of the Endeavor Money Market Portfolio whose dividends are declared daily and paid monthly) and not to you, the Contract owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contracts prospectus accompanying this Prospectus for more information.

         All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

         Please see the Contracts prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes PFL owes as a result of its ownership of a Portfolio's shares and its receipt of dividends and capital gains.

Sales and Purchases of Shares

         The Trust does not sell its shares directly to the public. The Trust continuously sells shares of each Portfolio only to PFL's separate accounts and may in the future offer its shares to qualified pension and profit-sharing plans. It could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

         AFSG Securities Corporation ("AFSG Securities"), an affiliate of PFL, is the principal underwriter and distributor of the Contracts. AFSG Securities places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date.

         The net asset value per share of each Portfolio for the purpose of pricing orders for the purchase and sale of shares is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the Exchange is open. Net asset value per share is computed by dividing the value of all assets of a Portfolio (including accrued interest and dividends), less all liabilities of the Portfolio (including accrued expenses and dividends payable), by the number of outstanding shares of the Portfolio.

         The assets of the Endeavor Money Market Portfolio are valued on a basis (amortized cost) designed to maintain the net asset value at $1.00 per share. Each other Portfolio's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board of Trustees. Amortized cost is also used to value the short-term (60 days or less) assets of the Trust's other Portfolios.


     Transamerica Capital Inc., an affiliate of the Manager, serves as the distributor for the Trust. Transamerica Capital Inc.'s office is located at 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625.

GLOSSARY OF INVESTMENT TERMS


         This glossary provides a more detailed description of some of the types of securities in which the Portfolios may invest. The Portfolios may invest in these securities to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of securities not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the Statement of Additional Information for a more detailed discussion of certain of these and other securities.

Bonds are also called debt securities or debt obligations. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the principal) on a certain date (the maturity date). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as zero-coupon bonds, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.

Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.

Collateralized mortgage obligations (CMOs) are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives.

Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount. They include bonds and high yield debt securities (junk bonds). Some debt securities have variable or floating rates of interest. Variable and floating rate securities carry interest rates that may be adjusted periodically to reflect changes in interest rates.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the Investment Company Act of 1940, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

Equity  Securities   include  common  stocks,   preferred  stocks,   convertible
securities, warrants and other rights to purchase common stock.

Eurodollar obligations are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions.

Fixed income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupon for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the- counter call and put options on foreign currency futures contracts and on foreign currencies.

         These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

GNMA certificates are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The certificates are guaranteed as to timely payment of principal and interest by Ginnie Mae.

High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's"), and Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

Hybrid Instruments were recently developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The investment adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

Investment grade corporate debt securities are securities rated in one of the four highest rating categories by Standard & Poor's, Moody's or other nationally recognized rating agency. Securities rated in the fourth category (e.g., BBB by Standard & Poor's and Baa by Moody's) may have some speculative characteristics.

Illiquid securities are securities that cannot be disposed of quickly in the normal course of business.

Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

Notes are debt securities with shorter-term obligations than bonds.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit, like Treasury bills. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Ginnie Mae, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Yankee bonds are dollar-denominated securities issued in the U.S. by foreign issuers.

Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount.

FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

         Annual/ Semi-annual Reports
                  Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

         Statement of Additional Information ("SAI")
                  Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.


If you would like a copy of the current versions of these documents, or other information about a Portfolio, contact:

                              ENDEAVOR SERIES TRUST
                       2101 East Coast Highway, Suite 300
                        Corona del Mar, California 92625
                                 1-800-854-8393




Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ('SEC"):

     o In person Review and copy documents in the SEC's Public Reference Room in Washington, D.C. (for information call 1-800-SEC-0330).

     o    On  line   Retrieve   information   from  the   SEC's   web  site  at:
          http://www.sec.gov.

     o By mail Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549.



                                                       SEC FILE # 811-5780

                       STATEMENT OF ADDITIONAL INFORMATION

                             ENDEAVORSM SERIES TRUST


         This  Statement  of  Additional   Information  provides   supplementary
information pertaining to shares of the thirteen investment portfolios ("Portfolios") of Endeavor Series Trust (the "Fund"), a diversified, open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 2000 (the "Prospectus") for the Endeavor Money Market Portfolio, the Endeavor Asset Allocation Portfolio, the T. Rowe Price International Stock Portfolio, the Endeavor Value Equity Portfolio, the Dreyfus Small Cap Value Portfolio, the Dreyfus U.S. Government Securities Portfolio, the T. Rowe Price Equity Income Portfolio, the T. Rowe Price Growth Stock Portfolio, the Endeavor Opportunity Value Portfolio, the Endeavor Enhanced Index Portfolio, the Endeavor Select Portfolio (formerly known as Endeavor Select 50 Portfolio), the Endeavor High Yield Portfolio and the Endeavor Janus Growth Portfolio, which may be obtained by writing the Fund at 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625 or by calling (800) 854-8393. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

         The date of this Statement of Additional Information is May 1, 2000.


         EndeavorSM is a registered service mark of Endeavor Management Co.

                                                        TABLE OF CONTENTS

                                                                                                                            PAGE



INVESTMENT OBJECTIVES AND POLICIES.............................................................................................4
         U.S. Government Securities............................................................................................4
         Money Market Securities...............................................................................................4
         Mortgage-Backed Securities............................................................................................5
         Collateralized Mortgage Obligations...................................................................................6
         Stripped Mortgage-Backed Securities...................................................................................7
         Non-Mortgage Asset-Backed Securities..................................................................................8
         Preferred Stocks......................................................................................................9
         Rights and Warrants...................................................................................................9
         Convertible Securities...............................................................................................10
         Foreign Securities...................................................................................................11
         Investment Grade Corporate Debt Securities...........................................................................11
         Zero Coupon Bonds, Deferred Interest Bonds and
                  PIK Bonds...................................................................................................12
         Loans and Other Direct Indebtedness..................................................................................12
         Brady Bonds..........................................................................................................13
         Other Investment Companies...........................................................................................13
         Reverse Repurchase Agreements........................................................................................14
         Depositary Receipts..................................................................................................15
         Hybrid Instruments...................................................................................................15
         Illiquid Securities..................................................................................................16
         Indexed Securities...................................................................................................16
         Short Sales..........................................................................................................17
         Special Situations...................................................................................................17
         High Yield/High Risk Debt Securities.................................................................................17
         Options and Futures Strategies.......................................................................................18
         Foreign Currency Transactions........................................................................................24
         Repurchase Agreements................................................................................................28
         Forward Commitments, When-Issued and Delayed Delivery Securities.....................................................28
         Securities Loans.....................................................................................................29
         Interest Rate Transactions...........................................................................................29
         Dollar Roll Transactions.............................................................................................31
         Municipal Fixed-Income Securities....................................................................................32
         Portfolio Turnover...................................................................................................34

INVESTMENT RESTRICTIONS.......................................................................................................34
         Other Policies.......................................................................................................37

PERFORMANCE INFORMATION.......................................................................................................39
         Total Return.........................................................................................................39
         Yield    ............................................................................................................42
         Non-Standardized Performance.........................................................................................44

PORTFOLIO TRANSACTIONS........................................................................................................44
         Brokerage Enhancement Plan...........................................................................................47

MANAGEMENT OF THE FUND........................................................................................................49
         Trustees and Officers................................................................................................49

INVESTMENT ADVISORY AND OTHER SERVICES........................................................................................54

                                                                           -130-




         The Manager..........................................................................................................55
         The Investment Advisers..............................................................................................58
         Custodian............................................................................................................63
         Transfer Agent.......................................................................................................63
         Legal Matters........................................................................................................63
         Independent Auditors.................................................................................................63

REDEMPTION OF SHARES..........................................................................................................63

NET ASSET VALUE...............................................................................................................63

TAXES    .....................................................................................................................65
         Federal Income Taxes.................................................................................................65

ORGANIZATION AND CAPITALIZATION OF THE FUND...................................................................................68

FINANCIAL STATEMENTS..........................................................................................................70

APPENDIX ......................................................................................................................1


                                                     ----------------------

         No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                                INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus.

U.S. Government Securities (All Portfolios)
--------------------------

         Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Small Business Administration), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

Money Market Securities (All Portfolios)
-----------------------

         Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the United States, their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

         Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed but unpaid commitments of its member countries. There can be no assurance that these commitments will be undertaken or complied with in the future.

         Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

         A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

         The Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by nationally recognized statistical rating organizations ("NRSROs") such as "A-1" by Standard & Poor's Ratings Services ("Standard & Poor's") or "Prime-1" by Moody's Investors Service, Inc. ("Moody's"), or if not rated, determined to be of comparable quality by the Portfolio's investment adviser. With respect to the Endeavor Money Market Portfolio, no more than 5% of the Portfolio's total assets may be invested in instruments assigned the second highest quality ratings such as "A-2" or "Prime-2", or if not rated, determined to be of comparable quality by the Portfolio's investment adviser.

Mortgage-Backed Securities (Endeavor Asset Allocation, Dreyfus U.S.
--------------------------
Government Securities, Endeavor High Yield, T. Rowe Price Equity Income, Endeavor Janus Growth and T. Rowe Price International Stock Portfolios)

         The mortgage-backed securities in which a Portfolio invests represent participation interests in pools of mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. government. However, the guarantee of these types of securities runs only to the principal and interest payments and not to the market value of such securities. In addition, the guarantee only runs to the portfolio securities held by the Portfolio and not the purchase of shares of the Portfolio.

         Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Mortgage- backed securities provide for monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

         The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans, which is computed on the basis of the maturities of the underlying instruments. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. For pools of fixed rate 30-year mortgages, it has been common practice to assume that prepayments will result in a 12-year average life. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if any of these mortgage-backed securities are purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Portfolio of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage- backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to the prepayment feature.

Collateralized Mortgage Obligations (Endeavor Asset Allocation, Dreyfus
-----------------------------------
U.S. Government Securities, Endeavor High Yield, Endeavor Value Equity and Endeavor Janus Growth Portfolios)

         Collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass- through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. Generally, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or maybe collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain

CMOs in which a Portfolio may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.

Stripped Mortgage-Backed Securities (Endeavor Asset Allocation, Dreyfus
-----------------------------------
U.S. Government Securities, T. Rowe Price International Stock and
Endeavor Janus Growth Portfolios)

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Portfolio will only invest in SMBS whose mortgage assets are guaranteed by agencies of the U.S. government or government-sponsored entities.

         A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         The Endeavor Asset Allocation Portfolio may invest not more than 5% of its total assets in CMOs deemed by its investment adviser to be complex, such as floating rate and inverse floating rate tranches and SMBS.

Non-Mortgage Asset-Backed Securities (Endeavor Asset Allocation, Dreyfus
------------------------------------
U.S. Government Securities, Endeavor High Yield, T. Rowe Price
International Stock and Endeavor Janus Growth Portfolios)

         Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

         Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

         The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset- backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset- backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

Preferred Stocks  (All Portfolios except Endeavor Money Market and
----------------
Dreyfus Small Cap Value Portfolios)

         A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non- cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


Rights and Warrants (All Portfolios except Endeavor Money Market,
-------------------
Endeavor Value Equity, Dreyfus Small Cap Value and Dreyfus U.S. Government Securities Portfolios)


         A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Convertible Securities  (All Portfolios except Endeavor Money Market and
----------------------
Endeavor Value Equity Portfolios)

         A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Foreign Securities  (All Portfolios)
------------------

         A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. The Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject the Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. See the prospectus for a discussion of the risks of investing in foreign securities. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development bank and the Inter-American Development Bank.

         The governmental members of these supranational entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.


Investment Grade Corporate Debt Securities  (All Portfolios except
------------------------------------------
Endeavor Value Equity and Dreyfus Small Cap Value
Portfolios)


         Debt securities are rated by national bond ratings agencies. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See the Appendix to this Statement of Additional
Information for a description of the various securities ratings.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds (Endeavor Asset
--------------------------------------------------------
Allocation, Dreyfus U.S. Government Securities, T. Rowe Price
International Stock, Endeavor High Yield and Endeavor Opportunity Value Portfolios)

         Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment- in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

Loans and Other Direct Indebtedness (Endeavor High Yield, Dreyfus U.S.
-----------------------------------
Government Securities, T. Rowe Price International Stock and Endeavor Janus Growth Portfolios)

         By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

         The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Brady Bonds (Endeavor High Yield Portfolio)
-----------

         Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating- rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Other Investment Companies (All Portfolios except Endeavor Money Market,
--------------------------
Endeavor Value Equity and Endeavor Opportunity Value Portfolios)

         In connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which it may otherwise invest. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act of 1940, as amended ("1940 Act"). A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio.

         Each Portfolio does not intend to invest in other investment companies unless, in the investment adviser's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, a Portfolio bears its ratable share of that investment company's expenses, including advisory and administration fees. The Manager and the investment adviser to the Endeavor Select Portfolio have agreed to waive their respective own management and advisory fees with respect to the portion of the Portfolio's assets invested in other open-end (but not closed-end) investment companies. If the Endeavor Janus Growth Portfolio invests in a Janus money market fund, the Portfolio's investment adviser will remit to the Portfolio the fees it receives from the Janus money market fund to the extent such fees are based on the Portfolio's assets.


         It is expected that the T. Rowe Price International Stock Portfolio, T. Rowe Price Equity Income Portfolio and T. Rowe Price Growth Stock Portfolio will each invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of the Portfolios' investment advisers. The Reserve Investment Fund ("RIF") is a series of Reserve Investment Funds, Inc. Additional series may be created in the future. The RIF was created and operates under an exemptive order issued by the Securities and Exchange Commission.

         The RIF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating.

         The RIF provides a very efficient means of managing the cash reserves of the Portfolios. While the RIF does not pay an advisory fee to its investment adviser, it will incur other expenses. However, the RIF is expected by its investment adviser to operate at a very low expense ratio. Each Portfolio will only invest in RIF to the extent it is consistent with its objective and program.


         In addition to the above, pursuant to an exemptive order issued by the Securities and Exchange Commission, each Portfolio may invest its uninvested cash in shares of the Endeavor Money Market Portfolio if, in the opinion of the Portfolio's investment adviser, such investment is in the Portfolio's best interests.

Reverse Repurchase Agreements (All Portfolios)
-----------------------------

         Each Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For the purposes of the 1940 Act it is considered a form of borrowing by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.


         Depositary Receipts  (All Portfolios except Endeavor Money Market
         -------------------
Portfolio)


         A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. The Endeavor High Yield Portfolio will only invest in American Depositary Receipts. Because American Depositary Receipts are listed on a U.S. securities exchange, the Portfolio's investment adviser does not treat them as foreign securities. However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

Hybrid Instruments (T. Rowe Price Equity Income, T. Rowe Price Growth
------------------
Stock, T. Rowe Price International Stock, Dreyfus U.S. Government
Securities, Endeavor High Yield, Endeavor Asset Allocation and Endeavor Janus Growth Portfolios)

         The T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price International Stock Portfolios may invest up to 10% of their total assets and the Dreyfus U.S. Government Securities Portfolio may invest up to 5% of its total assets in hybrid instruments. Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Endeavor High Yield, Endeavor Asset Allocation and Endeavor Janus Growth Portfolios do not anticipate that such investments will exceed 5% of each Portfolio's total assets. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Illiquid Securities (All Portfolios)
-------------------


         Each Portfolio may invest up to 15% (10% with respect to Endeavor Money Market Portfolio) of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Fund's Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 10% or 15% limits. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 10% or 15%, as applicable, of its assets invested in illiquid or not readily marketable securities.


Indexed Securities (Endeavor High Yield and Endeavor Janus Growth
------------------
Portfolios)

         A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

Short Sales (Endeavor High Yield, Endeavor Janus Growth, T. Rowe Price
-----------
International Stock, Dreyfus U.S. Government Securities and Endeavor Enhanced Index Portfolios)

         A Portfolio may sell securities "short against the box." A short sale is the sale of a security that the Portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the Portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Special Situations (Endeavor Janus Growth Portfolio)
------------------

         The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the investment adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a management change, a technological breakthrough, or other extraordinary corporate event, or differences in market supply and demand for the security.

         Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Portfolio will depend on the Portfolio's size and the extent of the holdings of the special situation issuer relative to its total assets.


High Yield/High Risk Debt Securities  (T. Rowe Price International
------------------------------------
Stock, Endeavor Opportunity Value, T. Rowe Price Equity Income, Endeavor
Select   , Endeavor Janus Growth, Endeavor High Yield and Dreyfus U.S.

Government Securities Portfolios)

         Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the investment adviser's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

         In determining suitability of investment in a particular unrated security, the investment adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Strategies  (All Portfolios except Endeavor Money
------------------------------
Market Portfolio)


         A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its investment adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. A Portfolio may utilize options or futures contracts and related options for other than hedging purposes to the extent that the aggregate initial margins and premiums do not exceed 5% of the Portfolio's net asset value. The investment advisers to the Endeavor Value Equity Portfolio and Dreyfus Small Cap Value Portfolio do not presently intend to utilize options or futures contracts and related options but may do so in the future. The investment adviser to the T. Rowe Price International Stock Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio and Endeavor Enhanced Index Portfolio do not presently intend to write or purchase put or call options, but may do so in the future. The investment adviser to the Endeavor Select Portfolio does not currently intend to purchase and sell interest rate futures or options on future contracts, but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.


         The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

         Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

         A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Fund's custodian bank liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

         A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

         A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         Except for the Endeavor Janus Growth Portfolio, no Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets. There are no specific limitations on the Endeavor Janus Growth Portfolio's purchasing options on securities.

         Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-The-Counter Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If a Portfolio's investment adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's investment adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

         A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

         The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         A  Portfolio   may  purchase   interest   rate  futures   contracts  in
anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

         A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

         Options on Futures Contracts. A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

         In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirement per contract is approximately 2% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.


         Limitations. A Portfolio will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio.


         Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its investment adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's investment adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

Foreign Currency Transactions (Dreyfus U.S. Government Securities, T.
-----------------------------
Rowe Price Growth Stock, T. Rowe Price International Stock, Endeavor Opportunity Value, Endeavor Select, Endeavor High Yield, Endeavor
Janus Growth and Endeavor Asset Allocation Portfolios)

         Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

         A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

         If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

         A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.


     Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's investment adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally. The investment adviser for the Endeavor High Yield Portfolio does not intend to engage in foreign currency options.


         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Repurchase Agreements (All Portfolios)
---------------------


     Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% (10% with respect to the Endeavor Money Market Portfolio) of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Fund's custodian or sub-custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.


Forward Commitments, When-Issued and Delayed Delivery Securities (All
----------------------------------------------------------------
Portfolios)

         A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

Securities Loans (All Portfolios)
----------------

         Each Portfolio may lend its portfolio securities to qualified institutional buyers for the purpose of realizing additional income. Each of the Portfolios may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Such loans must be continuously secured by liquid assets at least equal to the market value of the securities loaned. Although voting rights or the right to consent accompanying loaned securities pass to the borrower, a Portfolio retains the right to call the loan at any time on reasonable notice, and will do so in order that the securities may be voted by the Portfolio with respect to matters materially affecting the investment. A Portfolio may also call a loan in order to sell the securities involved. Loans of portfolio securities will only be made to borrowers considered by a Portfolio's investment adviser to be creditworthy under guidelines adopted by the Trustees of the Fund. Securities lending may involve some credit risk to a Portfolio if the borrower defaults and the Portfolio is delayed or prevented from recovering the collateral.

Interest Rate Transactions (Dreyfus U.S. Government Securities, T. Rowe
--------------------------
Price International Stock, T. Rowe Price Growth Stock, Endeavor Asset Allocation, Endeavor High Yield and Endeavor Janus Growth Portfolios)

         Among the strategic transactions into which the Dreyfus U.S. Government Securities, T. Rowe Price International Stock, T. Rowe Price Growth Stock, Endeavor Asset Allocation, Endeavor High Yield and Endeavor Janus Growth Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the investment advisers to the Portfolios and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

Dollar Roll Transactions (Dreyfus U.S. Government Securities, Endeavor
------------------------
Janus Growth and T. Rowe Price International Stock Portfolios)

         The Dreyfus U.S. Government Securities, Endeavor Janus Growth and T. Rowe Price International Stock Portfolios may enter into "dollar roll" transactions, which consist of the sale by the Portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

         A Portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. The Dreyfus U.S. Government Securities Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

         Dollar rolls are treated for purposes of the 1940 Act as borrowings of a Portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Municipal Fixed-Income Securities  (T. Rowe Price International Stock
---------------------------------
and Dreyfus U.S. Government Securities Portfolios)

         A Portfolio may invest in municipal bonds of any state, territory or possession of the United States ("U.S."), including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the

Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

         The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Fund's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.

Portfolio Turnover


         While it is impossible to predict portfolio turnover rates, the investment advisers to the Portfolios other than the Dreyfus U.S. Government Securities Portfolio, Dreyfus Small Cap Value Portfolio, Endeavor Select Portfolio, Endeavor Money Market Portfolio, Endeavor Asset Allocation Portfolio and Endeavor Janus Growth Portfolio anticipate that portfolio turnover will generally not exceed 100% per year. The investment advisers to the Endeavor Select Portfolio and Endeavor Janus Growth Portfolio anticipate that portfolio turnover will generally not exceed 150% per year. The investment adviser to the Endeavor Asset Allocation Portfolio anticipates that portfolio turnover will generally not exceed 250% per year. The investment adviser to the Dreyfus U.S. Government Securities Portfolio anticipates that portfolio turnover may exceed 500% per year, exclusive of dollar roll transactions. The investment adviser to the Dreyfus Small Cap Value Portfolio anticipates that the Portfolio's portfolio turnover rate will generally not exceed 200%. With respect to the Endeavor Money Market Portfolio, although the Portfolio intends normally to hold its investments to maturity, the short maturities of these investments are expected by the Portfolio's investment adviser to result in a relatively high rate of portfolio turnover. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.

                                                     INVESTMENT RESTRICTIONS


     Except for restriction numbers 2, 3, 4, 11 and 12 with respect to the T. Rowe Price Equity Income, T. Rowe Price Growth Stock, Endeavor Opportunity Value, Endeavor Enhanced Index, Endeavor Select , Endeavor High Yield and Endeavor Janus Growth Portfolios and restriction number 11 with respect to the
T. Rowe Price International Stock, Endeavor Asset Allocation, Dreyfus U.S. Government Securities and Dreyfus Small Cap Value Portfolios (which restrictions are not fundamental policies), the following investment restrictions (numbers 1 through 12) are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio, and apply to each of the Portfolios except as otherwise indicated. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.


         A Portfolio may not:


  1. Borrow money

, except to the extent permitted by applicable law.


  2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

  3. Purchase securities on margin, except a Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions and may make margin deposits in connection with transactions in options, futures contracts and options on such contracts.

  4. Make short sales of securities or maintain a short position for the account of the Portfolio, unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible or exchangeable for securities of the same issue as, and in equal amounts to, the securities sold short.

  5. Underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

  6. Purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Endeavor High Yield Portfolio may hold and sell real estate acquired as a result of the ownership of securities.

  7. Purchase or sell commodities or commodity contracts, except that all Portfolios other than the Endeavor Money Market Portfolio may purchase or sell financial futures contracts and related options. For purposes of this restriction, currency contracts or hybrid investments shall not be considered commodities.

  8. Make loans,  except by purchase of debt  obligations in which the Portfolio
may  invest  consistently  with  its  investment  policies,   by  entering  into
repurchase agreements or through the lending of its portfolio securities.

  9. Invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer or acquire more than 10% of the outstanding voting securities of any issuer, provided that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities or to repurchase agreements secured by such obligations and that up to 25% of the Portfolio's total assets (taken at current value) may be invested without regard to this limitation.

  10. Invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and government-sponsored entities, and repurchase agreements secured by such obligations, and in the case of the Endeavor Money Market Portfolio obligations of domestic branches of United States banks.


  11. Invest more than 15% (10% with respect to the Endeavor Money Market Portfolio) of its net assets (taken at current value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.


  12. Purchase securities of any issuer for the purpose of exercising control or management.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and partially or completely as a result of such investment.

Other Policies

         The Endeavor Money Market Portfolio may not invest in the securities of any one issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities or to repurchase agreements secured by such obligations and that with respect to 25% of the Portfolio's total assets more than 5% may be invested in securities of any one issuer for three business days after the purchase thereof if the securities have been assigned the highest quality rating by NRSROs, or if not rated, have been determined to be of comparable quality. These limitations apply to time deposits, including certificates of deposit, bankers' acceptances, letters of credit and similar instruments; they do not apply to demand deposit accounts. For a description of the NRSROs' ratings, see the Appendix.

         In addition, the Endeavor Money Market Portfolio may not purchase any security that matures more than thirteen months (397 days) from the date of purchase or which has an implied maturity of more than thirteen months (397 days) except as provided in (1) below. For the purposes of satisfying this requirement, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that:

  1. An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 25 months (762 days) may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

  2. A variable rate instrument, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months (397 days) or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

  3. A variable rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

  4. A floating rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

  5. A repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

  6. A portfolio lending agreement may be treated as having a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the return of the loaned securities.

         Each of the Endeavor Value Equity and Dreyfus Small Cap Value Portfolios may not invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. Each of the Endeavor Opportunity Value and Endeavor Enhanced Index Portfolios will not invest in warrants if, as a result thereof, more than 2% of the value of the total assets of the Portfolio would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the total assets of the Portfolio would be invested in warrants whether or not so listed. However, the acquisition of warrants attached to other securities is not subject to this restriction. Each of the T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock and Endeavor Select

Portfolios will not invest in warrants if, as a result thereof, the Portfolio will have more than 10% of the value of its total assets invested in warrants; provided that this restriction does not apply to warrants acquired as a result of the purchase of another security.



         With respect to borrowing, in general, under the 1940 Act, a Portfolio may not borrow money except that (1) a Portfolio may borrow from banks or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed); and (2) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes.


                                                     PERFORMANCE INFORMATION

         Total return and yield will be computed as described below.

Total Return

         Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                                                   P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
 T = average annual total return
 n = number of years
 ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof)


         The table below shows the average annual total return for the Endeavor Asset Allocation, T. Rowe Price International Stock, Endeavor Value Equity, Dreyfus Small Cap Value, Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, Endeavor Opportunity Value, Endeavor Enhanced Index, Endeavor Select , Endeavor High Yield and Endeavor Janus Growth Portfolios for the specific periods.


         With respect to the T. Rowe Price International Stock Portfolio which commenced operation April 8, 1991, effective January 1, 1995, the Portfolio's investment adviser was changed to Rowe Price-Fleming International, Inc. ("Price-Fleming"). Prior to March 24, 1995, the

Portfolio was known as the Global Growth Portfolio. Subsequent to such time, the Portfolio's investment objective was changed from investments in small capitalization companies on a global basis to investments in a broad range of established companies on an international basis (i.e., non-U.S. companies). Average annual total return information for the period from January 1, 1995 to December 31, 1998 is available upon written request to the Fund.




                                    For the One                For the Five              For Period From
                                    Year Period                Year Period               Inception to
                                    Ended December             Ended December            December 31,
                                    31,      1999              31,      1999             1999
                                             ====                       ====             ====


Endeavor Asset

  Allocation(1)......                      26.39%                     21.09%              15.68%/15.67%*


T. Rowe Price
   International

  Stock(1)...........                      32.35%                     14.79%               14.79%

Endeavor Value

  Equity(2)..........
                                           (3.06)%                    16.74%              13.61%/13.60%*


Dreyfus Small

  Cap Value(3).......                       29.39%                    17.88%              14.74%/14.73%*


T.Rowe Price

  Equity Income(4)...                        3.47%                    N/A                 17.73%

T. Rowe Price Growth
 Stock(4)............                     22.19%                      N/A                 27.38%

Dreyfus U.S.

  Government

  Securities(5)......                     (0.87)%                     6.46%               5.64%/5.63%*


Endeavor Opportunity

  Value(6)...........                     4.79%                       N/A                 8.65%/8.65%*


Endeavor Enhanced

  Index (7)..........                   18.16%                        N/A                 27.39%/27.38%*

Endeavor Select
   (8)...............                   47.84%                        N/A                 26.90%/26.88%*





Endeavor High

   Yield (9).........               5.82%                             N/A                      1.60%/1.57%*
                                    ===                                                      ============

Endeavor Janus                     N/A                                N/A

                                                                                        36.48%/36.46%*

Growth (10).......


------------------------

* The figure shows what the Portfolio's performance would have been in the absence of fee waivers and/or reimbursement of other expenses, if any.

(1)      The Portfolio commenced operations on April 8, 1991.

(2)      The Portfolio commenced operations on May 27, 1993.

(3)      The Portfolio commenced operations on May 4, 1993.

(4)      The Portfolio commenced operations on January 3, 1995.

(5)      The Portfolio commenced operations on May 13, 1994.

(6)      The Portfolio commenced operations on November 18, 1996.

(7)      The Portfolio commenced operations on May 2, 1997.

(8)      The Portfolio commenced operations on February 3, 1998.

(9)      The Portfolio commenced operations on June 1, 1998.


(10)     The Portfolio commenced operations on May 1, 1999.




         The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The above table does not reflect charges and deductions which are, or may be, imposed under the Contracts.

         The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Yield

         From time to time, the Fund may quote the Endeavor Money Market Portfolio's, the Dreyfus U.S. Government Securities Portfolio's and the Endeavor High Yield Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

         The annualized current yield for the Endeavor Money Market Portfolio is computed by: (a) determining the net change in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Endeavor Money Market Portfolio may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

         The Dreyfus U.S. Government Securities Portfolio's and the Endeavor High Yield Portfolio's 30-day yield will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                                      YIELD = 2[(a-b+1)6-1]
                                                                 ---
                                                                 cd

Where:            a =      dividends and interest earned during the period

                 b =      expenses accrued for the period (net of reimbursement)

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                  d = the net asset value per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Non-Standardized Performance

         In addition to the performance information described above, the Fund may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                                                     PORTFOLIO TRANSACTIONS

         Subject to the supervision and control of the Manager and the Trustees of the Fund, each Portfolio's investment adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Each Portfolio's investment adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, an investment adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios or their investment advisers with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. Each Portfolio's investment adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio by supplementing the investment adviser's research. In seeking the most favorable price and execution available, an investment adviser may, if permitted by law, consider sales of the Contracts as described in the Prospectus a factor in the selection of broker-dealers.

         An investment adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's investment adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each investment adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's investment adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each investment adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.


         The investment advisers to the Endeavor Money Market, Endeavor Asset Allocation, T. Rowe Price International Stock, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, Endeavor Enhanced Index, Endeavor Select and Endeavor Janus Growth Portfolios may execute portfolio transactions through certain of their affiliated brokers, acting as agent in accordance with the procedures established by the Fund's Board of Trustees, but will not purchase any securities from or sell any securities to such affiliate acting as principal for its own account.



         For the year ended December 31, 1997, the Endeavor Money Market Portfolio and the Dreyfus U.S. Government Securities Portfolio did not pay any brokerage commissions, while the Endeavor Asset Allocation

Portfolio paid $214,145 in brokerage commissions. For the year ended December 31, 1997, the T. Rowe Price International Stock Portfolio, the Endeavor Value Equity Portfolio and the Dreyfus Small Cap Value Portfolio paid $205,850, $75,870 and $525,982, respectively, in brokerage commissions of which $14,665 (7.13%) and $608 (.30%) with respect to the T. Rowe Price International Stock Portfolio was paid to Robert Fleming Holdings Limited and Jardine Fleming Group Limited, and Ord Minnett Securities, Ltd., respectively. For the year ended December 31, 1997, the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio paid $117,830 and $87,464, respectively, in brokerage commissions of which $74 (.06%) with respect to the T. Rowe Price Equity Income Portfolio was paid to Robert Flemings Holdings Limited and $2,663 (3.04%) with respect to the T. Rowe Price Growth Stock Portfolio was paid to Robert Flemings Holdings Limited. For the fiscal year ended December 31, 1997, the Endeavor Opportunity Value Portfolio paid $23,636 in brokerage commissions and for the fiscal period ended December 31, 1997, the Endeavor Enhanced Index Portfolio paid $9,494 in brokerage commissions.

         For the year ended December 31, 1998, the Endeavor Money Market Portfolio and the Endeavor High Yield Portfolio did not pay any brokerage commissions while the Endeavor Asset Allocation Portfolio paid $699,420 in brokerage commissions of which $288 (0.04%) was paid to Morgan Stanley & Co., Inc. For the year ended December 31, 1998, the T. Rowe Price International Stock Portfolio, the Endeavor Value Equity Portfolio and the Dreyfus Small Cap Value Portfolio paid $121,001, $142,104 and $889,611, respectively, in brokerage commissions of which $1,917 (1.58%), $10,301 (8.51%) and $759 (0.63%) with respect to the T. Rowe Price International Stock Portfolio was paid to Robert Fleming Holdings Limited, Jardine Fleming Group Limited, and Ord Minnett Securities, Ltd., respectively. For the year ended December 31, 1998, the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio paid $122,431 and $21,866, respectively, in brokerage commissions of which $2,964 (1.37%) with respect to the T. Rowe Price Growth Stock Portfolio was paid to Robert Fleming Holdings Limited. For the year ended December 31, 1998, the Dreyfus U.S. Government Securities Portfolio, the Endeavor Opportunity Value Portfolio and the Endeavor Enhanced Index Portfolio paid $67,575, $43,947 and $46,321, respectively, in brokerage commissions. For the fiscal year ended December 31, 1998, the Endeavor Select 50 Portfolio paid $177,608 in brokerage commissions of which $1,356 (0.76%) was paid to Montgomery Securities, Inc.


     For the year ended December 31, 1999, the Endeavor Money Market Portfolio and the Endeavor High Yield Portfolio did not pay any brokerage commissions while the Endeavor Asset Allocation Portfolio paid $323,182 in brokerage commissions. For the year ended December 31, 1999, the T. Rowe Price
International Stock Portfolio, the Endeavor Value Equity Portfolio and the Dreyfus Small Cap Value Portfolio paid $193,255, $296,817 and $1,384,644 respectively, in brokerage commissions of which $3,858 (2.00%) and $1,260 (0.65%) with respect to the T. Rowe Price International

Stock Portfolio was paid to Robert Fleming Holdings Limited and Jardine Fleming Group Limited, respectively. For the year ended December 31, 1999, the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio paid $187,277 and $285,487 respectively, in brokerage commissions of which $2,845 (1.00%) with respect to the T. Rowe Price Growth Stock Portfolio was paid to Robert Fleming Holdings Limited. For the year ended December 31, 1999, the Dreyfus U.S. Government Securities Portfolio, the Endeavor Opportunity Value Portfolio and the Endeavor Enhanced Index Portfolio paid $44,456, $44,461 and $89,427, respectively, in brokerage commissions. For the fiscal year ended December 31, 1999, the Endeavor Select Portfolio paid $156,177 in brokerage commissions of which $33 (0.02%) was paid to Montgomery Securities, Inc. For the fiscal year ended December 31, 1999 the Endeavor Janus Growth Portfolio paid $393,997 in brokerage commissions.





         For 1999, the percentage of each Portfolio's aggregate dollar amount of commissionable transactions effected through an affiliated broker is as follows:


         T. Rowe Price International Stock Portfolio -    2.53% (Robert
                                                           ===
Fleming Holdings Limited)
         T. Rowe Price International Stock Portfolio -    1.44% (Jardine
                                                           ===
Fleming Group Limited)
         T. Rowe Price Growth Stock Portfolio -           0.52% (Robert Fleming
                                                           ===
Holdings Limited)
         Endeavor Select Portfolio -      0.13% (Montgomery Securities,
                                             ===
Inc.)


Brokerage Enhancement Plan


         The Board of Trustees of the Fund, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, Endeavor Management Co. or Transamerica Capital, Inc. (formerly known as Endeavor Group) (the "Distributor") (hereinafter referred to as "Independent Trustees"), and each Portfolio's shareholders, have voted pursuant to the substantive provisions of Rule 12b-1 under the 1940 Act to adopt a Brokerage Enhancement Plan (the "Plan") for the purpose of utilizing the Fund's brokerage commissions, to the extent available, to promote the sale and distribution of the Fund's shares. Under the Plan, the Fund is using recaptured commissions to pay for distribution expenses. However, under the Plan, except for recaptured commissions, neither the Fund nor any series of the Fund, including the Portfolios, will incur any additional fees or charges. As part of the Plan, the Fund and the Distributor have entered into a Distribution Agreement. Under the Distribution Agreement, the Distributor is the principal underwriter of the Fund, with responsibility for promoting sales of the shares of each Portfolio.

         The Distributor, however, does not receive any additional compensation from the Fund for performing this function. Instead, under the Plan, the Manager is authorized to direct that the investment adviser of each Portfolio effect brokerage transactions in portfolio securities through certain broker-dealers, consistent with each investment adviser's obligations to achieve best price and execution. It is anticipated that these broker-dealers will agree that a percentage of the commission will be directed to the Distributor. The Distributor will use a part of these directed commissions to defray legal and administrative costs associated with implementation of the Plan. These expenses are expected to be minimal. The remainder of the commissions received by the Distributor will be used to finance activities principally intended to result in the sale of shares of the Portfolios. These activities will include: holding or participating in seminars and sales meetings designed to promote the sale of Fund shares; paying marketing fees requested by broker-dealers who sell Contracts; training sales personnel; compensating broker-dealers and/or their registered representatives in connection with the allocation of cash values and premiums of the Contracts to the Fund; printing and mailing Fund prospectuses, statements of additional information, and shareholder reports for prospective Contract holders; and creating and mailing advertising and sales literature.

         The Distributor is obligated to use all of the funds directed to it for distribution expenses, except for a small amount to be used to defray the incidental costs associated with implementation of the Plan. Accordingly, the Distributor will not make any profit from the operation of the Plan.

         Both the Plan and the Distribution Agreement provide (A) that they will be subject to annual approval by the Trustees and the Independent Trustees; (B) that any person authorized to make payments under the Plan or Distribution Agreement must provide the Trustees a quarterly written report of payments made and the purpose of the payments; (C) that the Plan may be terminated at any time by the vote of a majority of the Independent Trustees; (D) that the Distribution Agreement may be terminated without penalty at any time by a vote of a majority of the Independent Trustees or, as to a Portfolio, by vote of a majority of the outstanding securities of the Portfolio on not more than 60 days' written notice; and (E) that the Distribution Agreement terminates if it is assigned. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the Independent Trustees. In addition, the selection and nomination of the Independent Trustees must be committed to the Independent Trustees.


         For the year ended December 31, 1999, the Distributor received an aggregate of $829,876 pursuant to the Plan, of which $519,184 was attributable to the Dreyfus Small Cap Value

Portfolio, $26,151 to the Endeavor Opportunity Value Portfolio, $175,545 to the Endeavor Value Equity Portfolio, $76,797 to the Endeavor Asset Allocation Portfolio, $23,039 to the T. Rowe Price Equity Income Portfolio and $9,160 to the T. Rowe Price Growth Stock Portfolio. In 1999, $888,475 was utilized to pay the costs of seminars and sales meetings .


                                                     MANAGEMENT OF THE FUND

         The Fund is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers.

Trustees and Officers

  The Trustees and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625.




                                                                                    Principal
                                                      Position(s)                   Occupation(s)
                                                      Held with                     During Past
Name, Age and Address                                 Registrant                    5 Years

*+Vincent J. McGuinness, Jr.                          President,                    From July, 1997 to
(34)                                                  Chief                         November, 1997,
                                                      Financial                     Executive Vice
                                                      Officer                       President -
                                                      (Treasurer),                  Administration of
                                                      Trustee                       Registrant; from


                                                                                    September,
                                                                                    1996
                                                                                    to
                                                                                    June,
                                                                                    1997
                                                                                    and
                                                                                    since
                                                                                    June,
                                                                                    1998,Chief
                                                                                    Financial
                                                                                    Officer
                                                                                    (Treasurer)
                                                                                    of
                                                                                    Registrant;
                                                                                    from
                                                                                    February,
                                                                                    1997
                                                                                    to
                                                                                    December,
                                                                                    1997,
                                                                                    Executive
                                                                                    Vice-
                                                                                    President,
                                                                                    Chief
                                                                                    of
                                                                                    Operations,
                                                                                    from
                                                                                    March,
                                                                                    1997
                                                                                    to
                                                                                    October,
                                                                                    1999,
                                                                                    Director,
                                                                                    from
                                                                                    December,
                                                                                    1997
                                                                                    to
                                                                                    October,
                                                                                    1999,
                                                                                    Chief
                                                                                    Operating
                                                                                    Officer,
                                                                                    and
                                                                                    from
                                                                                    June,
                                                                                    1998
                                                                                    to
                                                                                    October,
                                                                                    1999,
                                                                                    Chief
                                                                                    Financial
                                                                                    Officer,
                                                                                    from
                                                                                    July,
                                                                                    1999
                                                                                    to
                                                                                    October,
                                                                                    1999,
                                                                                    Chief
                                                                                    Executive
                                                                                    Officer
                                                                                    of
                                                                                    Endeavor
                                                                                    Group;
                                                                                    from
                                                                                    September,
                                                                                    1996
                                                                                    to
                                                                                    June,
                                                                                    1997,
                                                                                    and
                                                                                    from
                                                                                    June,
                                                                                    1998
                                                                                    to
                                                                                    October,
                                                                                    1999,
                                                                                    Chief
                                                                                    Financial
                                                                                    Officer,
                                                                                    since
                                                                                    May,
                                                                                    1996,
                                                                                    Director
                                                                                    and
                                                                                    from
                                                                                    June,
                                                                                    1997
                                                                                    to
                                                                                    October,
                                                                                    1998,
                                                                                    Executive
                                                                                    Vice
                                                                                    President
                                                                                    -
                                                                                    Administration,
                                                                                    from
                                                                                    October,
                                                                                    1998
                                                                                    to
                                                                                    October,
                                                                                    1999,
                                                                                    Chief



                                                                           -175-






                                                                                    Principal
                                                                                    Executive
                                                                                    Officer,
                                                                                    of
                                                                                    Endeavor
                                                                                    Management
                                                                                    Co.;
                                                                                    since
                                                                                    August,
                                                                                    1996,
                                                                                    Chief
                                                                                    Financial
                                                                                    Officer
                                                                                    of
                                                                                    VJM
                                                                                    Corporation
                                                                                    (oil
                                                                                    and
                                                                                    gas);
                                                                                    from
                                                                                    May,
                                                                                    1996
                                                                                    to
                                                                                    January,
                                                                                    1997,
                                                                                    Executive
                                                                                    Vice
                                                                                    President
                                                                                    and
                                                                                    Director
                                                                                    of
                                                                                    Sales,
                                                                                    Western
                                                                                    Division
                                                                                    of
                                                                                    Endeavor
                                                                                    Group;
                                                                                    since
                                                                                    May,
                                                                                    1996,
                                                                                    Chief
                                                                                    Financial
                                                                                    Officer
                                                                                    of
                                                                                    McGuinness
                                                                                    &
                                                                                    Associates
                                                                                    .




                                                                           -176-




                                                                                    Principal
*Vincent J. McGuinness                                Trustee                       Until December 31,
                                                                                    ==================

(65)                                                                            1999, Director of
1901 Ocean Way                                                                      Endeavor Group and
Laguna Beach, California                                                            Endeavor Management
92651                                                                               Co.; President of VJM

                                                                                    corporation
                                                                                    (oil
                                                                                    and
                                                                                    gas);
                                                                                    until
                                                                                    July,
                                                                                    1999,
                                                                                    Chairman,
                                                                                    Chief
                                                                                    Executive
                                                                                    Officer
                                                                                    and
                                                                                    Director
                                                                                    of
                                                                                    McGuinness
                                                                                    &
                                                                                    Associates
                                                                                    and
                                                                                    VJM
                                                                                    Corporation;
                                                                                    until
                                                                                    July,
                                                                                    1996,
                                                                                    Chairman,
                                                                                    Chief
                                                                                    Executive
                                                                                    Officer
                                                                                    and
                                                                                    Director
                                                                                    of
                                                                                    McGuinness
                                                                                    Group
                                                                                    (insurance
                                                                                    marketing)
                                                                                    ;
                                                                                    from
                                                                                    September,
                                                                                    1988
                                                                                    to
                                                                                    July,
                                                                                    1999,
                                                                                    Chief
                                                                                    Executive
                                                                                    Officer
                                                                                    of
                                                                                    Endeavor
                                                                                    Management
                                                                                    Co.;
                                                                                    until
                                                                                    October,
                                                                                    1998,
                                                                                    President
                                                                                    of
                                                                                    Endeavor
                                                                                    Management
                                                                                    Co. Manager, PFL
                                                                                    Endeavor Target
                                                                                    Account and AUSA
                                                                                    Endeavor Target
                                                                                    Account.

                                                      Trustee                            President,
                                                                                            Chief Executive
                                                                                            ===============
Timothy A. Devine     (65)                                                          Officer, Devine
                      ====                                                          ===============
1424 Dolphin Terrace                                                                Properties, Inc.
                                                                                    ==========
Corona del Mar, California                                                          (landscape contracting
92625                                                                               and maintenance);
                                                                                                    =

                                                                                    Consultant, Plant
                                                                                    Control, Inc. Manager,
                                                                                    PFL Endeavor Target
                                                                                    Account and AUSA
                                                                                    Endeavor Target Account.

Thomas J. Hawekotte     (64)                          Trustee                       President, Thomas J.
                        ====
6007 North Sheridan Road                                                            Hawekotte, P.C. (law
Chicago, Illinois 60660                                                             practice).Manager, PFL
                                                                                    Endeavor Target Account
                                                                                    and AUSA Endeavor
                                                                                    Target Account.



                                                                           -177-




                                                                                    Principal
Steven L. Klosterman

    (48)                                              Trustee                       Since July, 1995,
    ====
5973 Avenida Encinas                                                                President of Klosterman
Suite 300                                                                           Capital Corporation
Carlsbad, California 92008                                                          (investment adviser);

                                                                                    Investment Counselor,
                                                                                    Robert J. Metcalf &
                                                                                    Associates, Inc.
                                                                                    (investment adviser)
                                                                                    from August, 1990 to
                                                                                    June, 1995.  Manager, PFL
                                                                                    Endeavor Target Account
                                                                                    and AUSA Endeavor Target
                                                                                    Account.

                                                      Trustee                       President, Lindquist

Halbert D. Lindquist                                                                and Associates
    (53)                                                                            (investment
    ====
1650 E. Fort Lowell Road                                                            adviser) and since
Suite 203                                                                           December, 1987 Tucson
Tucson, Arizona 85719-2324                                                          Asset Management, Inc.

                                                                                    (commodity
                                                                                    trading
                                                                                    adviser),
                                                                                    and
                                                                                    since
                                                                                    November,
                                                                                    1987,
                                                                                    Presidio
                                                                                    Securities, Inc.
                                                                                    (broker-dealer),
                                                                                    and from January,
                                                                                    1998 to January, 1999
                                                                                    Chief Investment Officer
                                                                                    and since January, 1999,
                                                                                    Consultant,
                                                                                    Blackstone
                                                                                    Alternative
                                                                                    Asset
                                                                                    Management.  Manager, PFL
                                                                                    Endeavor Target Account
                                                                                    and AUSA Endeavor Target
                                                                                    Account.


Keith H. Wood     (63)                                Trustee                       Since 1972, Chairman
                  ====
39 Main Street                                                                      and Chief Executive
Chatham, New Jersey 07928                                                           Officer of Jamison,


                                                                                    Eaton
                                                                                    &
                                                                                    Wood
                                                                                    (investment
                                                                                    adviser)
                                                                                    and
                                                                                    from
                                                                                    1978
                                                                                    to
                                                                                    December,
                                                                                    1997,
                                                                                    President
                                                                                    of
                                                                                    Ivory
                                                                                    &
                                                                                    Sime
                                                                                    International,
                                                                                    Inc.
                                                                                    (investment
                                                                                    adviser);
                                                                                    since
                                                                                    1999,
                                                                                    President,
                                                                                    Wood
                                                                                    &
                                                                                    Anthony,
                                                                                    LLC
                                                                                    (investment
                                                                                    adviser).  Manager,
                                                                                    PFL Endeavor Target
                                                                                    Account and AUSA
                                                                                    Endeavor Target
                                                                                    Account.

                                                                           -178-




                                                                                    Principal

Peter F. Muratore     (67)                            Trustee                       From June, 1989 to
                      ====
Too Far                                                                             March, 1998, President
Posthouse Road                                                                      of OCC Distributors
Morristown, New Jersey 07960                                                        (broker-dealer), a

                                                                                    subsidiary of
                                                                                    Oppenheimer Capital.
                                                                                    Manager,
                                                                                    PFL Endeavor Target
                                                                                    Account and AUSA
                                                                                    Endeavor Target
                                                                                    Account.

P. Michael Pond     (46)                              Executive                     Since November 1, 1998,
                    ====
                                                      Vice-President                Executive Vice-
                                                      -                             President -
                                                      Administration                Administration and
                                                      and Compliance                Compliance of Endeavor

                                                                                    Group; from November 1,
                                                                                         ==================
                                                                                    1998 to October, 1999,
                                                                                    ======================
                                                                                    Executive Vice
                                                                                    ==============
                                                                                    President -
                                                                                    ===========
                                                                                    Administration and
                                                                                    ==============
                                                                                    Compliance and Chief
                                                                                    ====================
                                                                                    Investment Officer of
                                                                                    =====================
                                                                                    Endeavor Management
                                                                                    Co.; since October,
                                                                                       ================
                                                                                    1999, President, Chief
                                                                                    ======================
                                                                                    Executive Officer and
                                                                                    =================
                                                                                    Chief Investment
                                                                                    Officer of Endeavor
                                                                                    Management Co.; from
                                                                                    November, 1991 to
                                                                                    November, 1996,
                                                                                    Chairman and President
                                                                                    of The Preferred Group
                                                                                    of Mutual Funds; from
                                                                                    October, 1989 to
                                                                                    December, 1996,
                                                                                    President of
                                                                                    Caterpillar Securities
                                                                                    Inc. and Caterpillar
                                                                                    Investment Manager Ltd.



                                                                           -179-




                                                                                    Principal


       Gail A.                                        Secretary                     Since
       ====
Hanson(57)
==========

                                                                                    September,
                                                                                    1994,
                                                                                    Vice President
                                                                                    for PFPC Inc.
                                                                                    (formerly
                                                                                    known
                                                                                    as
                                                                                    First
                                                                                    Data
                                                                                    Services
                                                                                    Investor
                                                                                    Group,
                                                                                    Inc.)
                                                                                    (mutual
                                                                                    fund
                                                                                    administration).


*    May be deemed an "interested person" of the Fund as defined in the
     ================
1940 Act.
+ Vincent J. McGuinness, Jr. is the son of Vincent J. McGuinness.

     No remuneration will be paid by the Fund to any Trustee or officer of the Fund who is affiliated with the Manager or the investment advisers. Each Trustee who is not an affiliated person of the Manager or the investment advisers will be reimbursed for out-of-pocket expenses and currently receives an annual fee of $18,000 and $2,500 for attendance at each Trustees' Board or committee meeting. Set forth below for each of the Trustees of the Fund is the aggregate compensation paid to such Trustees for the fiscal year ended December 31, 1999.




                                                       COMPENSATION TABLE

                                                                                Total
                                                                                Compensation
                                                                                From Fund
                                              Aggregate                         and Fund
Name of                                       Compensation                      Complex
Person                                        From Fund                         Paid to Trustees


Vincent J. McGuinness                         $   -                             $   -
Timothy A. Devine                             $18,000                           $19,400
Thomas J. Hawekotte                           $18,500                           $19,900
Steven L. Klosterman                          $19,000                           $20,400
Halbert D. Lindquist                          $18,000                           $19,300



Keith H. Wood                                 $18,500                           $19,000
Peter F. Muratore                             $18,500                           $19,900
Vincent J. McGuinness, Jr.                      -                                  -


---------------

         The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         As of the date of this Statement of Additional Information, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

                             INVESTMENT ADVISORY AND OTHER SERVICES

The Manager

The Fund is managed by Endeavor Management Co. (the "Manager") which, subject to the supervision and direction of the Trustees of the Fund, has overall responsibility for the general management and administration of the Fund. AUSA Holding Company ("AUSA"), an affiliate of PFL Life Insurance Company, owns all of the outstanding common shares of the Manager and Transamerica Capital, Inc.

         The Manager is responsible for providing investment management and administrative services to the Fund and in the exercise of such responsibility selects the investment advisers for the Fund's Portfolios and monitors the investment advisers' investment programs and results, reviews brokerage matters, oversees compliance by the Fund with various federal and state statutes, and carries out the directives of the Trustees. The Manager is responsible for providing the Fund with office space, office equipment, and personnel necessary to operate and administer the Fund's business, and also supervises the provision of services by third parties such as the Fund's custodian and transfer agent. Pursuant to an administration agreement, PFPC Inc. assists the Manager in the performance of its administrative responsibilities to the Fund.


         As compensation for these services the Fund pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:
Endeavor Money Market Portfolio - .50%;  Endeavor Asset  Allocation  Portfolio -
 .75%; T. Rowe Price International Stock Portfolio - .90%; Endeavor Value Equity Portfolio - .80%; Dreyfus Small Cap Value Portfolio - .80%; Dreyfus U.S. Government Securities Portfolio - .65%; T. Rowe Price Equity Income Portfolio -
 .80%; T. Rowe Price Growth Stock Portfolio - .80%; Endeavor Opportunity Value Portfolio - .80%; Endeavor Enhanced Index Portfolio - .75%; Endeavor Select 50 Portfolio - 1.10%; Endeavor High Yield Portfolio - .775%; Endeavor Janus Growth Portfolio - .80%. The management fees paid by the Portfolios (other than the Endeavor Money Market and Dreyfus U.S. Government Securities Portfolios), although higher than the fees paid by most other investment companies in general, are comparable to management fees paid for similar services by many investment companies with similar investment objectives and policies. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the investment adviser of each Portfolio.


     The Manager pays the fees and expenses of PFPC Inc. pursuant to the administration agreement and the Manager is entitled to be reimbursed for each Portfolio's portion of the fees and expenses paid by the Manager to PFPC Inc. with respect to each Portfolio. For Portfolios other than the Endeavor Select, Endeavor High Yield and Endeavor Janus Growth Portfolios, the Manager pays an annual fee equal to $650,000 plus 0.01% of the Fund's average daily net assets in excess of $1 billion. For the Endeavor Select , Endeavor High Yield and Endeavor Janus Growth Portfolios, the Manager pays PFPC Inc., $40,000 ($30,000 in the case of Endeavor Select Portfolio in its first year of operation) per year plus 0.01% of the Portfolio's average daily net assets. These fees are accrued daily and paid monthly.


         In addition to the management fees and allocable administrative fees, the Fund pays all expenses not assumed by the Manager, including, without limitation, expenses for legal, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Fund expenses are allocated among and charged to the assets of the Portfolios of the Fund on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio.

         The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Fund, or upon such shorter notice as may be mutually agreed upon. In the event the Manager ceases to be the Manager of the Fund, the right of the Fund to use the identifying name of "Endeavor" may be withdrawn.

The Investment Advisers

         Pursuant to an investment advisory agreement with the Manager, each investment adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such investment adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each investment adviser a fee based on a percentage of the average daily net assets of the Portfolios as follows:


         Endeavor Money Market - Morgan Stanley Asset Management* -.25%

         Endeavor Asset Allocation - Morgan Stanley Asset Management - .30%

         T. Rowe Price International Stock - Rowe Price-Fleming
International, Inc. - .75% up to $20 million; .60% in excess of $20 million up to $50 million; and .50% of assets in excess of $50 million. At such time as net assets exceed $200 million, .50% of total net assets.

         Endeavor Value Equity - OpCap Advisors - .40%

         Endeavor Opportunity Value - OpCap Advisors - .40%

         Dreyfus U.S. Government Securities - The Dreyfus Corporation - .15%

         Dreyfus Small Cap Value - The Dreyfus Corporation - .375%
_____________________

* On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain circumstances using the name Morgan Stanley Asset Management.

         T. Rowe Price Equity Income - T. Rowe Price Associates, Inc. - .40%

         T. Rowe Price Growth Stock - T. Rowe Price Associates, Inc. - .40%

         Endeavor Enhanced Index - J.P. Morgan Investment Management Inc. -
 .35%


         Endeavor Select   - Montgomery Asset Management, LLC - .70%


         Endeavor High Yield - Massachusetts Financial Services Company -
 .375%

         Endeavor Janus Growth - Janus Capital Corporation - .50% (voluntarily waived to .40%)

         Effective May 1, 1998, Morgan Stanley Asset Management became the investment adviser of the Endeavor Money Market Portfolio and Endeavor Asset Allocation Portfolio; effective January 1, 1995, Price-Fleming became the investment adviser of the T. Rowe Price International Stock Portfolio; effective May 1, 1996 The Dreyfus Corporation became the investment adviser of the Dreyfus U.S. Government Securities Portfolio; and effective September 16, 1996, The Dreyfus Corporation became the investment adviser of the Dreyfus Small Cap Value Portfolio. The investment adviser to each other Portfolio has managed the Portfolio since its inception date.


         Each investment advisory agreement will continue in force for two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually
(i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the investment adviser or by the investment adviser on not less than 150 days' (90 days' with respect to the Endeavor Money Market, Endeavor Asset Allocation, Endeavor Enhanced Index,
Endeavor Select , Endeavor High Yield and Endeavor Janus Growth Portfolios) prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.


         Each investment advisory agreement provides that the investment adviser shall not be subject to any liability to the Fund or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the investment adviser.

         The following table shows the fees paid by each of the Portfolios and any fee waivers or reimbursements during the fiscal years ended December 31, 1997, December 31, 1998 and December 31, 1999.





                                                                      1999
                                                     Investment              Investment
                                                     Management              Management             Other
                                                     Fee                     Fee                    Expenses
                                                     Paid                    Waived                 Reimbursed

Endeavor Money Market
  Portfolio..........                                $580,293                     $ --                   $ --
Endeavor Asset
  Allocation
  Portfolio..........                                $2,772,660                     --                     --
T. Rowe Price
  International
  Stock Portfolio....                                $1,697,527                   --                     --
Endeavor Value Equity
  Portfolio..........                                $1,856,971                   --                     --
Dreyfus Small
  Cap Value
  Portfolio..........                                $1,300,689                   --                     --
Dreyfus U.S.
  Government
  Securities
  Portfolio..........                                $560,715                    --                     --
T. Rowe Price
  Equity Income
  Portfolio..........                                $2,160,124                  --                     --
T. Rowe Price
  Growth Stock
  Portfolio..........                                $1,712,439                   --                     --
Endeavor Opportunity
  Value Portfolio                                    $364,453                     --                     --
Endeavor Enhanced Index
  Portfolio..........                                $782,584                   --                     --
Endeavor Select
  Portfolio..........                                $291,700                    $    834              --
Endeavor High Yield
  Portfolio..........                                $120,397                    $  4,167              --
Endeavor Janus Growth
  Portfolio*..........     --                        $4,168,779                  $158,179



                                              1998

                                                                           -187-


                                                     Investment
                                                     Management              Investment             Other
                                                     Fee                     Management             Expenses
                                                     Paid                    Fee Waived             Reimbursed
Endeavor Money Market
  Portfolio.........                                 $ 387,793               $---                   $  ---

Endeavor Asset
  Allocation
  Portfolio.........                                 2,449,659                ---                      ---

T. Rowe Price
  International
  Stock Portfolio...                                 1,603,389                ---                      ---

Endeavor Value
   Equity Portfolio.                                 1,901,572                ---                      ---

Dreyfus Small
  Cap Value
  Portfolio.........                                  1,207,117               ---                      ---

Dreyfus U.S.
  Government
  Securities
  Portfolio.........                                    419,748               ---                      ---

T. Rowe Price
  Equity Income
  Portfolio.........                                 1,866,844                ---                      ---

T. Rowe Price Growth
  Stock Portfolio...                                 1,255,157                ---                      ---

Endeavor Opportunity
  Value Portfolio...                                   303,103                ---                      ---

Endeavor Enhanced Index
  Portfolio.........                                   284,833                ---                      ---


Endeavor Select

  Portfolio**........                                  197,853               9,166                     ---
            =

Endeavor High Yield
  Portfolio***.......                                   29,230               5,833                     ---
             =






                                                                       1997
                                                     Investment
                                                     Management              Investment             Other
                                                     Fee                     Management             Expenses

                                                                           -188-




                                                     Paid                    Fee Waived             Reimbursed
Endeavor Money Market
  Portfolio.........                                 $  258,744              $---                   $  ---

Endeavor Asset
  Allocation
  Portfolio.........                                  2,057,590              ---                    ---

T. Rowe Price
  International
  Stock Portfolio...                                  1,404,553              ---                    ---

Endeavor Value
   Equity Portfolio.    1,367,432                                            ---                    ---

Dreyfus Small
  Cap Value
  Portfolio.........                                    920,244              ---                    ---

Dreyfus U.S.
  Government
  Securities
  Portfolio.........                                    227,037              ---                    ---

T. Rowe Price
  Equity Income
  Portfolio.........                                  1,073,258              ---                    ---

T. Rowe Price Growth
  Stock Portfolio....                                 710,554                ---                    ---

Endeavor Opportunity
  Value Portfolio....                                  97,611                ---                    ---

Endeavor Enhanced

  Index Portfolio***                   *                                       50,159                 17,349           ---
                                       =                                     ========               ========           ===


---------------

* The information presented with respect to the Endeavor Janus Growth Portfolio is for the period from May 1, 1999 (commencement of operations) to December 31, 1999.

** The information presented with respect to the Endeavor Select Portfolio is for the period from February 3, 1998 (commencement of operations) to December 31, 1998.



*** The information presented with respect to the Endeavor High Yield Portfolio is for the period from June 1, 1998 (commencement of operations) to December 31, 1998.

**** The information presented with respect to the Endeavor Enhanced Index Portfolio is for the period from May 2, 1997 (commencement of operations) to December 31, 1997.

---------------------------


         For the year ended December 31, 1999, the following Portfolios reimbursed, after waivers, the Manager for administrative expenses incurred by the Manager on behalf of the Portfolios:


Endeavor Money Market - $16,387           T. Rowe Price Growth Stock - $42,322
                   ============


$
Endeavor Asset Allocation - $75,318       Endeavor Opportunity Value - $2,281
T. Rowe Price International               Endeavor Enhanced Index - $9,860
  Stock - $16,229

Endeavor Value Equity - $45,114              Endeavor Select - $ 39,167
Dreyfus Small Cap Value - $34,255            Endeavor High Yield - $ 35,833
                                                                           =
Dreyfus U.S. Government                      Endeavor Janus Growth - $20,137

Securities - $16,347
T. Rowe Price Equity Income - $53,809


Custodian

         Boston Safe Deposit and Trust Company, located at One Boston Place, Boston, Massachusetts 02108, serves as the custodian of the Fund. Under the custody agreement, Boston Safe holds the Portfolios' securities and keeps all necessary records and documents.

Transfer Agent


                                  PFPC Inc., located at 4400 Computer
                                  ==========
Drive, Westborough, Massachusetts 01581, serves as transfer agent for the Fund.


Legal Matters

         Certain legal matters are passed on for the Fund by Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.

Independent Auditors

         Ernst & Young LLP, located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serves as the Fund's independent auditors.

                                                      REDEMPTION OF SHARES

         The Fund may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

         The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                                         NET ASSET VALUE

         The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., New York City time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange or which are traded over-the-counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

         In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Notwithstanding   the  foregoing,   short-term   debt  securities  with
maturities of 60 days or less will be valued at amortized cost.

         The Endeavor Money Market Portfolio's investment policies and method of securities valuation are intended to permit the Portfolio generally to maintain a constant net asset value of $1.00 per share by computing the net asset value per share to the nearest $.01 per share. The Portfolio is permitted to use the amortized cost method of valuation for its portfolio securities pursuant to regulations of the Securities and Exchange Commission. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. The net asset value per share would be subject to fluctuation upon any significant changes in the value of the Portfolio's securities. The value of debt securities, such as those in the Portfolio, usually reflects yields generally available on securities of similar yield, quality and duration. When such yields decline, the value of a portfolio holding such securities can be expected to decline. Although the Portfolio seeks to maintain the net asset value per share of the Portfolio at $1.00, there can be no assurance that net asset value will not vary.

         The Trustees of the Fund have undertaken to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Trustees deem appropriate, of the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one half of one percent, the Trustees are required to promptly consider what action, if any, should be initiated.

         With respect to the Portfolios other than the Endeavor Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.

                                                                           TAXES

Federal Income Taxes

         Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

         In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities).

         As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

         The Portfolios will not be subject to the 4% federal excise tax imposed on registered investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

         The Fund intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Fund and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts and the general account of PFL Life Insurance Company which provided the initial capital for the Portfolios of the Fund. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

         Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Fund. These requirements, which are in addition to the diversification requirements applicable to the Fund under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

         The Fund may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Fund, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

         In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Fund intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

         Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, a Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

                          ORGANIZATION AND CAPITALIZATION OF THE FUND

         The Fund is a Massachusetts business trust organized on November 18, 1988. A copy of the Fund's Agreement and Declaration of Trust, as amended, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

         The Trustees of the Fund have authority to issue an unlimited number of shares of beneficial interest without par value of one or more series. Currently, the Trustees have established and designated thirteen series. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Fund, which is separately managed and has its own investment objective and policies. The Trustees of the Fund have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Fund. The shares have no preemptive, conversion or subscription rights and are fully transferable.

         The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Fund's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Fund not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

         Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Fund to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Fund may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund, and holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Fund forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.


         PFL Life Insurance Company will vote shares of the Fund as described under the caption "Voting Rights" in the prospectus or other material for the Contracts which accompanies the Prospectus.

         As of January 31, 2000, the PFL Endeavor Variable Annuity Account owned of record the following approximate percentages of the outstanding shares of each Portfolio: 64.82% of the Endeavor Money Market Portfolio; 88.80% of the Endeavor Asset Allocation Portfolio; 79.48% of the T. Rowe Price International Stock Portfolio; 81.38% of the Endeavor Value Equity Portfolio; 80.37% of the Dreyfus Small Cap Value Portfolio; 76.69% of the Dreyfus U.S. Government Securities Portfolio; 79.69% of the T. Rowe Price Equity Income Portfolio; 74.91% of the T. Rowe Price Growth Stock Portfolio; 81.21% of the Endeavor Opportunity Value Portfolio; 66.20% of the Endeavor Enhanced Index Portfolio;

68.65% of the Endeavor Select Portfolio; 77.45% of the Endeavor High Yield Portfolio; and 81.95% of the Endeavor Janus Growth Portfolio. As of January 31, 2000, the PFL Endeavor Platinum Variable Annuity Account owned of record the following approximate percentages of the outstanding shares of each Portfolio:
21.01% of the Endeavor Money Market Portfolio; 9.36% of the Endeavor Asset Allocation Portfolio; 18.28% of the T. Rowe Price International Stock Portfolio; 14.31% of the Endeavor Value Equity Portfolio; 13.92% of the Dreyfus Small Cap Value Portfolio; 19.78% of the Dreyfus U.S. Government Securities Portfolio; 14.98% of the T. Rowe Price Equity Income Portfolio; 17.75% of the T. Rowe Price Growth Stock Portfolio; 15.64% of the Endeavor Opportunity Value Portfolio; 25.75% of the Endeavor Enhanced Index Portfolio; 30.25% of the Endeavor Select Portfolio; 22.42% of the Endeavor High Yield Portfolio; and 14.82% of the Endeavor Janus Growth Portfolio. As of January 31, 2000, the AUSA Life Insurance Variable Annuity Account owned of record the following approximate percentages of the outstanding shares of each Portfolio: 0.55% of the Endeavor Value Equity Portfolio; 0.61% of the Dreyfus Small Cap Value Portfolio; 2.17% of the T. Rowe Price Equity Income Portfolio; and 3.53% of the T. Rowe Price Growth Stock Portfolio. As of January 31, 2000, the People's Benefit Life Insurance Company Separate Account V owned of record the following approximate percentages of the outstanding shares of each Portfolio: 1.31% of the Dreyfus Small Cap Value Portfolio; 2.24% of the T. Rowe Price International Stock Portfolio; and 4.63% of the Endeavor Enhanced Index Portfolio.


         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts and obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholders held personally liable for obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

                                                      FINANCIAL STATEMENTS

         The financial statements of the Endeavor Money Market Portfolio, Endeavor Asset Allocation Portfolio, T. Rowe Price International Stock Portfolio, Endeavor Value Equity Portfolio, Dreyfus Small Cap Value Portfolio, Dreyfus U.S. Government Securities Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio, Endeavor Opportunity Value Portfolio, Endeavor Enhanced Index Portfolio, Endeavor Select Portfolio , Endeavor High Yield Portfolio and Endeavor Janus Growth Portfolio for the fiscal period ended December 31, 1999, including notes to the financial statements and financial highlights and the Report of Ernst & Young LLP, Independent Auditors, are included in the Fund's Annual Report to Shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements (including the Report of Independent Auditors) included in the Annual Report are incorporated herein by reference.

                                                               APPENDIX

                                SECURITIES RATINGS

Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

         "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

         "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

         Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                                        ENDEAVOR SERIES TRUST

                                                  PART C

                                           Other Information

Item 23.          EXHIBITS

                  All references are to the Registrant's registration statement on Form N-1A as filed with the SEC on March 7, 1989, File Nos. 33-27352 and 811-5780 (the "Registration Statement").



Exhibit No.                 Description of Exhibits

(a)(1) Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement as filed with the SEC on April 29, 1996 ("Post-Effective Amendment No. 14").
(a)(2) Amendment No. 1 to Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 14.
(a)(3) Amendment No. 2 to Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 14.
(a)(4) Amendment No. 3 to Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 14.
(a)(5) Amendment No. 4 to Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 14
(a)(6) Amendment No. 5 to Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 14.

Exhibit No.                 Description of Exhibits
(a)(7)                      Amendment No. 6 to Agreement and
                            Declaration of Trust is incorporated by
                            reference to Post-Effective Amendment
                            No. 14.
(a)(8)                      Amendment No. 7 to Agreement and
                            Declaration of Trust is incorporated by
                            reference to Post-Effective Amendment
                            No. 16 to the Registration Statement as
                            filed with the SEC on February 14, 1997
                            ("Post-Effective Amendment No. 16").
(a)(9)                      Amendment No. 8 to Agreement and
                            Declaration of Trust is incorporated by
                            reference to Post-Effective Amendment
                            No. 21 to the Registration Statement as
                            filed with the SEC on December 19, 1997
                            ("Post-Effective Amendment No. 21").
(a)(10)                     Amendment No. 9 to Agreement and
                            Declaration of Trust is incorporated by
                            reference to Post-Effective Amendment
                            No. 22 to the Registration Statement as
                            filed with the SEC on February 27, 1998
                            ("Post-Effective Amendment No. 22").
(b)                         Amended and Restated By-Laws are
                            incorporated by reference to Post-
                            Effective Amendment No. 14.
(c)(1)                      Specimen   certificate   for  shares  of  beneficial
                            interest of the Domestic Money Market Portfolio (now
                            known  as  Endeavor   Money  Market   Portfolio)  is
                            incorporated   by  reference   to  Post-   Effective
                            Amendment No. 14.
(c)(2)                      Specimen   certificate   for  shares  of  beneficial
                            interest of the Domestic  Managed  Asset  Allocation
                            Portfolio  (now known as Endeavor  Asset  Allocation
                            Portfolio)   is   incorporated   by   reference   to
                            Post-Effective Amendment No. 14.
(c)(3)                      Specimen certificate for shares of
                            beneficial interest of the Global Growth
                            Portfolio (now known as T. Rowe Price
                            International Stock Portfolio) is
                            incorporated by reference to Post-
                            Effective Amendment No. 14.

Exhibit No.                 Description of Exhibits
-----------
(c)(4)                      Specimen certificate for shares of
                            beneficial interest of the Quest for
                            Value Equity Portfolio (now known as
                            Endeavor Value Equity Portfolio) is
                            incorporated by reference to Post-
                            Effective Amendment No. 14.
(c)(5)                      Specimen   certificate   for  shares  of  beneficial
                            interest of the Quest for Value Small Cap  Portfolio
                            (now known as Dreyfus Small Cap Value  Portfolio) is
                            incorporated   by  reference   to  Post-   Effective
                            Amendment No. 14.
(c)(6)                      Specimen certificate for shares of
                            beneficial interest of the U.S.
                            Government Securities Portfolio (now
                            known as Dreyfus U.S. Government
                            Securities Portfolio) is incorporated by reference to Post-Effective Amendment
                            No. 14.
(c)(7)                      Specimen certificate for shares of
                            beneficial interest of the T. Rowe Price
                            Equity Income Portfolio is incorporated
                            by reference to Post-Effective Amendment
                            No. 14.
(c)(8)                      Specimen certificate for shares of
                            beneficial interest of the T. Rowe Price
                            Growth Stock Portfolio is incorporated
                            by reference to Post-Effective Amendment
                            No. 14.
(c)(9)                      Specimen certificate for shares of
                            beneficial interest of the Opportunity
                            Value Portfolio (now known as Endeavor
                            Opportunity Value Portfolio) is
                            incorporated by reference to Post-
                            Effective Amendment No. 15 to the
                            Registration Statement as filed with the SEC on August 21, 1996 ("Post-Effective
                            Amendment No. 15").
(c)(10)                     Specimen certificate for shares of
                            beneficial interest of the Enhanced
                            Index Portfolio (now known as Endeavor
                            Enhanced Index Portfolio)is incorporated by reference to Post-Effective Amendment
                            No. 15.

Exhibit No.                 Description of Exhibits
-----------
(c)(11)                     Specimen certificate for shares of

                            beneficial interest of the Select 50
                            Portfolio (now known as Endeavor Select
                               Portfolio) is incorporated by
                            reference to Post-Effective Amendment
                            No. 18 to the Registration Statement as
                            filed with the SEC on July 18, 1997
                            ("Post-Effective Amendment No. 18").

(c)(12) Specimen certificate for shares of beneficial interest of the Endeavor High Yield Portfolio is incorporated by reference to Post-Effective Amendment No. 23 as filed with the SEC on March 18, 1998 ("Post-Effective Amendment No. 23").
(c)(13) Specimen certificate for shares of beneficial interest of the Endeavor Janus Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 24 as filed with the SEC on November 25, 1998 ("Post-Effective Amendment No. 24").

(d)(1)                      Management Agreement dated
                                 July 22, 1999 between Registrant
                                 =============
                            and Endeavor
                            Management Co. is
                            ==============

                                    filed herein.
                                    =============
(d)(2)
                                       Investment Advisory Agreement
                                       ===================
                            between            OpCap Advisors and
                                               ==============
                            Endeavor                     Management
                                                         ==========
                            Co. with respect to           the
                            ===                           ===
                            Endeavor Value Equity Portfolio
                            ========
                                                                is

                                                        filed
                                                        =====
                            herein.
                            =======

Exhibit No.                 Description of Exhibits

(d)(3)
                                       Investment Advisory Agreement
                                       ===================
                            between            The Dreyfus
                                               ===========
                            Corporation and Endeavor
                            ===========
                                     Management Co. with respect to
                                     ==============
                            the Dreyfus U.S. Government Securities
                            ===========
                            Portfolio is
































filed herein.

Exhibit No.                 Description of Exhibits
-----------
(d)(4)                      Investment Advisory Agreement between T.

                            Rowe Price Associates, Inc. and Endeavor
                                                Management Co. with
                                                ==============
                            respect to the T. Rowe Price Equity
                            Income Portfolio is

                                            filed herein.
                                            =============
(d)(5)                      Investment Advisory Agreement between T.
                            Rowe Price Associates, Inc. and Endeavor
                                                Management Co. with
                                                ==============
                            respect to the T. Rowe Price Growth
                            Stock Portfolio is

                                            filed herein.
                                            =============
(d)(6)                      Investment Advisory Agreement between
                            Rowe Price-Fleming, International, Inc.
                            and Endeavor
                            Management Co. with respect to the
                            ==============
                                          T. Rowe Price
                                          =============
                            International Stock Portfolio is
                            ===================


                            filed herein.
                            =============
(d)(7)                      Investment Advisory Agreement between
                            The Dreyfus Corporation and Endeavor
                                                Management Co. with
                                                ==============
                            respect to the Dreyfus Small Cap Value
                            Portfolio is

                                    filed herein.
                                    =============
(d)(8)                      Investment Advisory Agreement between
                            OpCap Advisors and Endeavor
                                     Management Co. with respect to
                                     ==============
                            the Endeavor Opportunity Value Portfolio
                                ========
                            is

                            filed herein.
                            =============
(d)(9) Investment Advisory Agreement between J.P. Morgan Investment Management Inc. and Endeavor
                            Management Co. with respect to the
                            ==============
                            Endeavor Enhanced Index Portfolio is
                            ========


                            filed herein.
                            =============

Exhibit No.                 Description of Exhibits
-----------
(d)(10)                     Investment Advisory Agreement between

                            Montgomery Asset Management, LLC and
                            Endeavor                     Management
                                                         ==========
                            Co. with respect to the Endeavor Select
                            ===                     ========
                            50 Portfolio (now known as Endeavor
                            Select    Portfolio) is

                                            filed herein.
                                            =============
(d)(11)                     Investment Advisory Agreement between
                            Morgan Stanley Dean Witter Asset
                                           ===========
                            Management Inc. and Endeavor
                                     Management Co. with respect to
                                     ==============
                            Endeavor Money Market Portfolio is


                            filed herewith.
                            ===============
(d)(12)                     Investment Advisory Agreement between
                            Morgan Stanley Dean Witter Asset
                                           ===========
                            Management Inc. and Endeavor
                                     Management Co. with respect to
                                     ==============
                            Endeavor Asset Allocation Portfolio is


                            filed herein.
                            =============
(d)(13)                     Investment Advisory Agreement between
                            Massachusetts Financial Services Company
                            and Endeavor
                            Management Co. with respect to Endeavor
                            ==============
                            High Yield Portfolio is

                                            filed herein.
                                            =============
(d)(14)                     Investment Advisory Agreement between
                            Janus Capital Corporation and Endeavor
                            Management Co. with respect to Endeavor
                            Janus Growth Portfolio is




                                                               filed
                                                               =====
                            herein.
                            ======

Exhibit No.                 Description of Exhibits
(e)(1)                      Participation Agreement between
                            Registrant, Endeavor Management Co. and
                            PFL Life Insurance Company is
                            incorporated by reference to Post-
                            Effective Amendment No. 14.
(e)(2)                      Distribution Agreement between the
                            Registrant and Endeavor Group is
                            incorporated by reference to Post-
                            Effective Amendment No. 24.
(f)                         Not Applicable.
(g)(1)                      Custody Agreement between Registrant and
                            Boston Safe Deposit and Trust Company is incorporated by reference to Post-
                            Effective Amendment No. 14.
(g)(2)                      Supplement dated April 19, 1993 to
                            Custody Agreement between Registrant and
                            Boston Safe Deposit and Trust Company
                            with respect to the Quest for Value
                            Equity Portfolio and Quest for Value
                            Small Cap Portfolio is incorporated by
                            reference to Post-Effective Amendment
                            No. 14.
(g)(3)                      Supplement dated December 30, 1994 to
                            Custody Agreement between Registrant and
                            Boston Safe Deposit and Trust Company
                            with respect to the T. Rowe Price Equity
                            Income Portfolio and T. Rowe Price
                            Growth Stock Portfolio is incorporated
                            by reference to Post-Effective Amendment
                            No. 14.
(g)(4)                      Supplement dated March 25, 1994 to
                            Custody Agreement between Registrant and
                            Boston Safe Deposit and Trust Company
                            with respect to the U.S. Government
                            Securities Portfolio is incorporated by
                            reference to Post-Effective Amendment
                            No. 14.
(g)(5)                      Supplement dated November 4, 1996 to
                            Custody Agreement between Registrant and
                            Boston Safe Deposit and Trust Company
                            with respect to the Opportunity Value
                            Portfolio and Enhanced Index Portfolio
                            is incorporated by reference to Post-
                            Effective Amendment No. 16.

Exhibit No.                 Description of Exhibits
-----------
(g)(6)                      Supplement to Custody Agreement between

                            Registrant and Boston Safe Deposit and Trust Company with respect to the Endeavor Select Portfolio (formerly known as Endeavor Select 50 Portfolio and Montgomery Select 50 Portfolio) is incorporated by reference to Post- Effective Amendment No. 24.

(g)(7) Supplement to Custody Agreement between Registrant and Boston Safe Deposit and Trust Company with respect to Endeavor High Yield Portfolio is incorporated by reference to Post-Effective Amendment No. 24.
(g)(8) Supplement to Custody Agreement between Registrant and Boston Safe Deposit and Trust Company with respect to Endeavor Janus Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 26 as filed with the SEC on February
                                   =================================
                            22, 1999 ("Post-Effective Amendment No.
                            =======================================
                            26").
                            ====

(h)(1) Transfer Agency and Registrar Agreement between Registrant and The Shareholder Services Group, Inc. (now known as
                                                               PFPC
                                                               ====
                            Inc.) is incorporated by reference to
                            Post-Effective Amendment No. 14.

(h)(2) License Agreement between Endeavor Management Co. and Registrant is incorporated by reference to Post-Effective Amendment No. 14.
(h)(3) Amendment to License Agreement between Endeavor Management Co. and Registrant is incorporated by reference to Post-Effective Amendment No. 14.
(h)(4) Administration Agreement between Endeavor Management Co. and The Boston Company Advisors, Inc. is incorporated by reference to Post-Effective Amendment No. 14.

Exhibit No.                 Description of Exhibits
(h)(5)                      Supplement dated April 19, 1993 to
                            Administration Agreement between
                            Endeavor Investment Advisers and The
                            Boston Company Advisors, Inc., with
                            respect to the Quest for Value Equity
                            Portfolio and Quest for Value Small Cap
                            Portfolio is incorporated by reference
                            to Post-Effective Amendment No. 14.
(h)(6)                      Amendment No. 2 dated April 1, 1994 to
                            Administration Agreement between
                            Endeavor Investment Advisers and The
                            Boston Company Advisors, Inc. is
                            incorporated by reference to Post-
                            Effective Amendment No. 22.

(h)(7) Consent to Assignment of Administration Agreement dated May 4, 1994 between Endeavor Investment Advisers and The Boston Company Advisors, Inc. to The Shareholder Services Group, Inc. (currently known as
                                           PFPC Inc.) is
                                           ====
                            incorporated by reference to Post-
                            Effective Amendment No. 14
(h)(8)                      Supplement dated October 24, 1994 to
                            Administration Agreement between
                            Endeavor Investment Advisers and The
                            Shareholder Services Group, Inc.
                            (currently known as
                                           PFPC Inc.) with respect
                                           ====
                            to the T. Rowe Price Equity Income
                            Portfolio and T. Rowe Price Growth Stock
                            Portfolio is incorporated by reference
                            to Post-Effective Amendment No. 14.
(h)(9)                      Supplement dated March 25, 1994 to
                            Administration Agreement between
                            Endeavor Investment Advisers and The
                            Boston Company Advisors, Inc. (currently
                            known as
                                  PFPC Inc.) with respect to the
                                  ====
                            U.S. Government Securities Portfolio is
                            incorporated by reference to Post-
                            Effective Amendment No. 14.

Exhibit No.                 Description of Exhibits
-----------
(h)(10)                     Amendment No. 3 dated July 1, 1996 to
                            Administration Agreement between
                            Endeavor Investment Advisers and First
                            Data Investor Services Group, Inc.
                            (currently known as PFPC Inc.) is
                            ===============================
                            incorporated by reference to Post-
                            Effective Amendment No. 16.
(h)(11)                     Supplement dated November 4, 1996 to
                            Administration Agreement between
                            Endeavor Investment Advisers and First
                            Data Investor Services Group, Inc.
                            (currently known as PFPC Inc.) with
                            ===============================
                            respect to Opportunity Value Portfolio
                            and Enhanced Index Portfolio is
                            incorporated by reference to Post-
                            Effective Amendment No. 22.
(h)(12)                     Amendment No. 4 dated July 1, 1997 to
                            Administration Agreement between
                            Endeavor Investment Advisers and First
                            Data Investor Services Group, Inc.
                            (currently known as PFPC Inc.) is
                            ===============================
                            incorporated by reference to Post-
                            Effective Amendment No. 22.
(h)(13)                     Amended and Restated Administration
                            Agreement dated as of July 1, 1997
                            between Endeavor Investment Advisers and
                            First Data Investor Services Group, Inc.
                            (currently known as PFPC Inc.) is
                            ===============================
                            incorporated by reference to Post-
                            Effective Amendment No. 22.
(h)(14)                     Supplement dated January 28, 1998 to
                            Administration Agreement between
                            Endeavor Investment Advisers and First
                            Data Investor Services Group, Inc.
                            (currently known as PFPC Inc.) with
                            ===============================
                            respect to Endeavor Select 50 Portfolio
                            is incorporated by reference to Post-
                            Effective Amendment No. 22.

Exhibit No.                 Description of Exhibits
-----------
(h)(15)                     Amendment No. 5 to Administration
                            Agreement dated January 28, 1998 between
                            Endeavor Investment Advisers and First
                            Data Investor Services Group, Inc.
                            (currently known as PFPC Inc.) is
                            ===============================
                            incorporated by reference to Post-
                            Effective Amendment No. 22.
(h)(16)                     Amendment No. 1 to Amended and Restated
                            Administration Agreement dated June 1,
                            1998 with respect to Endeavor Select 50
                            Portfolio (now known as Endeavor Select
                                      =============================
                            Portfolio) and Endeavor High Yield
                            ==========
                            Portfolio is incorporated by reference
                            to Post-Effective Amendment No. 24.
(h)(17)                     Amendment No. 2 to Amended and Restated
                            Administration Agreement dated as of
                            February 1, 1999 with respect to
                            Endeavor Janus Growth Portfolio is
                            incorporated by reference to Post-
                            Effective Amendment No. 26.
(i)                         Not Applicable.
(j)                         Consent of Independent Auditors is filed
                            herein.
(k)                         Not Applicable.
(l)                         Subscription Agreement between
                            Registrant and PFL Life Insurance
                            Company is incorporated by reference to
                            Post-Effective Amendment No. 14.
(m)                         Brokerage Enhancement Plan incorporated
                            by reference to Post-Effective Amendment
                            No. 21.

(n)
                                   Not Applicable.
                                   ==============

(o)                         Not Applicable.
(p)                         Codes of Ethics (to be filed by
                            ===============================
                                   amendment).
(q) Powers of Attorney are incorporated by reference to Post-Effective Amendment Nos. 14, 16, 18, 20 (as filed with the
                                                ==================
                            SEC on October 28, 1997), 22 and 24.
                            ========================



Item 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
                  -------------------------------------------------------------

         As of the effective date of this Post-Effective Amendment, PFL Life Insurance Company's separate accounts, PFL Endeavor Variable Annuity Account, PFL Endeavor Platinum Variable Annuity Account and PFL Variable Annuity Account A, AUSA Life Insurance Company's separate account, AUSA Endeavor Variable Annuity Account, and one of People's Benefit Life Insurance Company's separate accounts, People's Benefit Life Insurance Company Separate Account V, held all the outstanding shares of the Registrant. PFL Life Insurance Company, a stock life insurance company organized under the laws of the State of Iowa, AUSA Life Insurance Company, a stock life insurance company organized under the laws of the State of New York, and People's Benefit Life Insurance Company, a stock life insurance company organized under the laws of Missouri, are each wholly-owned indirect subsidiaries of AEGON USA, Inc., an Iowa corporation. All of the stock of AEGON USA, Inc. is indirectly owned by AEGON n.v. of The Netherlands.

Item 25.  INDEMNIFICATION

         Reference is made to the following documents:

                  Agreement and Declaration of Trust, as amended, as filed as Exhibits (a)(1) - (a)(10) hereto;

                  Amended and Restated By-Laws as filed as Exhibit 2 hereto; and

                  Participation Agreement between Registrant, Endeavor Management Co. and PFL Life Insurance Company as filed as Exhibit (e)(1) hereto.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant, its Trustees and officers, Endeavor Management Co. (the "Manager"), and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and the Manager within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions suits or proceedings, and certain liabilities that might me imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 26.  (a)       Business and Other Connections of the Investment Adviser
                    --------------------------------------------------------

                  Investment Adviser - Endeavor Management Co.

                  The Manager, a wholly-owned subsidiary of AUSA Holding Company, an affiliate of PFL Life Insurance Company, is a registered investment adviser providing investment management and administrative services to the Registrant.

                  The list required by this Item 26 of officers and directors of the Manager together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedule A and D of Form ADV filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-34064).

Item 26.          (a)      Business and Other Connections of Investment Adviser
                           ----------------------------------------------------

                  Investment Adviser - Morgan Stanley Asset Management

                  Morgan Stanley Asset Management ("Morgan Stanley") is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover and Co. Morgan Stanley provides a broad range of portfolio management services to customers in the United States and abroad.

                  The list required by this Item 26 of officers and directors of Morgan Stanley, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Morgan Stanley pursuant to the Investment Advisers Act of 1940 (SEC file No. 801-15757).

Item 26           (a)      Business and Other Connections of Investment Adviser
                           ----------------------------------------------------

                       Investment Adviser - OpCap Advisors

                  OpCap Advisors ("OpCap") is an indirect subsidiary of PIMCO Advisors L.P., a registered investment adviser, which provides a variety of investment management services for clients. OpCap manages registered investment companies other than certain Portfolios of the Registrant.

                  The list required by this Item 26 of the officers and directors of OpCap, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules D and F of Form ADV filed by OpCap pursuant to the Investment Advisers Act of 1940 (SEC file No. 801-27180).

Item 26           (a)      Business and Other Connections of Investment Adviser
                           ----------------------------------------------------

                  Investment Adviser - The Dreyfus Corporation

                  The Dreyfus Corporation ("Dreyfus") is a wholly owned subsidiary of Mellon Bank, N.A. Dreyfus is a registered investment adviser founded in 1947 providing a variety of investment management services for clients.

                  The list required by this Item 26 of the officers and directors of Dreyfus, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Dreyfus pursuant to the Investment Advisers Act of 1940 (SEC file No. 801-8147).

Item 26           (a)      Business and Other Connections of Investment Adviser
                           ----------------------------------------------------

                  Investment Adviser - T. Rowe Price Associates, Inc.

                  T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as investment manager to a variety of individual and institutional investors, including limited and real estate partnerships and other mutual funds.

                  The list required by this Item 26 of officers and directors of
T. Rowe Price together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by T. Rowe Price pursuant to the Investment Advisers Act of 1940 (SEC file No. 801-856).

Item 26           (a)      Business and Other Connections of Investment Adviser
                           ----------------------------------------------------

                  Investment Adviser - Rowe Price-Fleming International, Inc.

                  Rowe Price-Fleming International, Inc. ("Price-Fleming") is a joint venture between T. Rowe Price and Robert Fleming Holdings Limited ("Flemings"). Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, Seoul, Teipi, Bombay, Jakarta, Singapore, Bangkok and Johannesburg.


                  The list required by this Item 26 of officers and directors of Price-Fleming, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Price-Fleming pursuant to the Investment Advisers Act of 1940 (SEC file No. 801-14714).

Item 26           (a)      Business and Other Connections of Investment Adviser
                           ----------------------------------------------------

                  Investment Adviser - J.P. Morgan Investment Management Inc.

                  J.P. Morgan Investment Management Inc. ("Morgan") manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies.

                  The list required by this Item 26 of officers and directors of Morgan, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Morgan pursuant to the Investment Advisers Act of 1940 (SEC file No. 801-21011).

Item 26           (a)      Business and Other Connections of Investment Adviser
                           ----------------------------------------------------

                  Investment Adviser - Montgomery Asset Management, LLC

                  Montgomery Asset Management, LLC ("Montgomery") serves as investment manager to a variety of individual and institutional investors, including limited partnerships and other mutual funds.

                  The list required by this Item 26 of officers and directors of Montgomery together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules B and D of Form ADV filed by Montgomery pursuant to the Investment Advisers Act of 1940 (SEC file No. 801-36790).

Item 26           (a)      Business and Other Connections of Investment Adviser
                           ----------------------------------------------------

                  Investment Adviser - Massachusetts Financial Services Company

                  Massachusetts Financial Services Company ("MFS") serves as investment manager to a variety of individual and institutional investors, including other mutual funds.

                  The list required by this Item 26 of officers and directors of MFS together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by MFS pursuant to the Investment Advisers Act of 1940 (SEC file No. 801-17352).

Item 26           (a)      Business and Other Connections of Investment Adviser
                           ----------------------------------------------------

                  Investment Adviser - Janus Capital Corporation

                  Janus Capital Corporation ("Janus") is a majority-owned subsidiary of Kansas City Southern Industries, Inc. Janus provides investment management and related services to mutual funds, individual, corporate, charitable and retirement accounts.

                  The list required by this Item 26 of officers and directors of Janus, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Janus pursuant to the Investment Advisers Act of 1940 (SEC file No. 801-13991).

Item 27           Principal Underwriter

                  (a)      Inapplicable


                  (b)      Officers and Directors of                Transamerica
                           ---------------------------------------- ============

               Capital, Inc.

                                                  Positions and                          Positions and
Name and Principal                                Offices With                           Offices with
Business Address                                  Underwriter                            Registrant

David Bullock                                     Chairman, Chief Executive                ---
=============                                                                              ===

                                                  Officer, President and
                                                  Director

Larry Norman                                      Director                                ---


Bart Herbert                                      Director                                ---



George F. Veazey, III                             Executive Vice President                ---


Charles Edwards                                   Executive Vice                          ---
                                                  President


Michael Carpenter                                 Executive Vice President                ---



Guillermo Nordarse                                Senior Vice                              ---
                                                  President




Matthew Coben                                     Senior Vice President                    ---


Michael Brandsma                                  Senior Vice President                    ---


Richard Cardall                                   Senior Vice President                    ---


Mark Schofield                                    Senior Vice President                    ---


Richard Alvarez                                   Senior Vice President                    ---


Kevin Grant                                       Senior Vice President                    ---


Joel Z. Horsager                                  Vice President,                          ---
                                                  Chief Financial
                                                  Officer


Roseann Morrison                                  Vice President                          ---


Carl Spicer                                       Vice President                          ---


Frank Camp                                        Secretary                               ---





         The principal business address of each officer and director is 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625.

                  (c)      Inapplicable

Item 28           Location of Accounts and Records
                  ------------------------------

                  The Registrant maintains the records required by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office, located at 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625 as well as at the offices of its investment advisers and administrator: Morgan Stanley Asset Management Inc., 1999 Avenue of the Stars, Los Angeles, California 90067; OpCap Advisors, c/o Oppenheimer Capital, 1345 Avenue of the Americas, New York, New York 10105; The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166; T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202; Rowe Price-Fleming International, Inc., 100 East Pratt Street, Baltimore, Maryland 21202; J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, New York 10036; Montgomery Asset Management, LLC, 101 California Street, San Francisco, California 94111; Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116; Janus Capital Corporation, 100 Fillmore Street, Denver, CO 80206; and PFPC Inc. (formerly, First Data Investor Services Group, Inc.), located at 53 State Street, One Exchange Place, Boston, Massachusetts 02109. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of the Registrant's transfer agent and dividend disbursing agent, Investor Services Group and the Registrant's custodian, Boston Safe Deposit and Trust Company, located at One Boston Place, Boston, Massachusetts 02108.


Item 29           Management Services

                  None

Item 30           Undertakings

                  (a)      Inapplicable

                  (b)      Inapplicable

                  (c) The Registrant will furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, the Registrant, ENDEAVOR SERIES TRUST, has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Corona del Mar, State of California on the 28th day of February, 2000.


                            ENDEAVOR SERIES TRUST
                                   Registrant


                            By: /s/Vincent J. McGuinness, Jr.*
                                ------------------------------
                                Vincent J. McGuinness, Jr.
                                President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                                         Title                                    Date



/s/Vincent J. McGuinness, Jr.*                    President (principal
------------------------------
Vincent J. McGuinness, Jr.                        executive officer),                   February 28, 2000
                                                                                        =================

                                                  Chief Financial
                                                  Officer (Treasurer)
                                                  (principal financial
                                                  and accounting
                                                  officer), Trustee


/s/Vincent J. McGuinness*                         Trustee
-------------------------
Vincent J. McGuinness                                                                   February 28, 2000
                                                                                        =================

/s/Timothy A. Devine*                             Trustee
---------------------
Timothy A. Devine                                                                       February 28, 2000
                                                                                        =================

/s/Thomas J. Hawekotte*                           Trustee
-----------------------
Thomas J. Hawekotte                                                                     February 28, 2000
                                                                                        =================

/s/Steven L. Klosterman*                          Trustee
------------------------
Steven L. Klosterman                                                                    February 28, 2000
                                                                                        =================



                                                                            -22-



Signature                                         Title                                    Date
---------


/s/Halbert D. Lindquist*                          Trustee
------------------------
Halbert D. Lindquist                                                                    February 28, 2000
                                                                                        =================

/s/Keith H. Wood*                                 Trustee
-----------------
Keith H. Wood                                                                           February 28, 2000
                                                                                        =================

/s/Peter F. Muratore*                             Trustee
---------------------
Peter F. Muratore                                                                       February 28, 2000
                                                                                        =================





* By: /s/Robert N. Hickey
         Robert N. Hickey
         Attorney-in-fact